UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1400

Fidelity Contrafund
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2011

Item 1. Reports to Stockholders

Fidelity®

Contrafund®-
Class K

Annual Report

December 31, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Acting chairman's photo appears here)

Dear Shareholder:

The investment environment in 2011 was characterized by a number of headline events, most notably the early-August decision by Standard & Poor's to lower the long-term sovereign credit rating of the United States. The historic downgrade followed a stalemate in which Congress struggled to address the debt ceiling, heightening investor anxiety and within a matter of days wiping out a solid first-half advance that was largely driven by encouraging corporate earnings and economic activity. At the same time, investors were becoming increasingly concerned about the sovereign debt crisis in Europe and its potential to derail the U.S. economy, as well as persistently high unemployment. The combination of these factors set off a wave of unusually high volatility that lasted until late in the year, with wide weekly, and even daily, swings fueled largely by the latest developments coming out of the eurozone.

Against this backdrop, equities struggled to gain any significant momentum in the second half, and finished 2011 with only a modest gain, due in part to a strong October. High-grade bonds, meanwhile, benefited from periodic flights to quality and turned in a solid performance, paced by municipal issues and Treasuries.

Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles. One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(Acting chairman's signature appears here)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2011	Past 1 year	Past 5 years	Past 10 years
Class KA	-0.02%	2.68%	7.01%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Contrafund®, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Contrafund® - Class K on December 31, 2001. The chart shows how the value of your investment would have changed, and also shows how S&P 500® Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks endured one of the most volatile years on record for the 12 months ending December 31, 2011, leaving the broad-based S&P 500® Index with only a 2.11% gain. Strong corporate earnings reports and hints of economic recovery sent stocks mostly upward through April, when sovereign debt woes in Europe renewed fears of a global slowdown. In late July and early August, equities plummeted amid congressional debate over the U.S. debt ceiling, a downgrade of the country's long-term sovereign credit rating and lingering instability in the eurozone. Stock market volatility was a constant, with October optimism giving way to more uncertainty by period end. Against this backdrop, investors favored more-stable dividend-paying stocks, contributing to the 8.38% lift in the blue-chip Dow Jones Industrial AverageSM, while the more volatile, growth-oriented Nasdaq Composite® Index returned -0.83%. Within the S&P 500®, defensive sectors such as utilities (+20%) and consumer staples (+14%) fared best, while many cyclical groups, including financials (-17%) and industrials (-1%), struggled. Small and mid-sized stocks trailed their large-cap counterparts, with the Russell 2000® and Russell Midcap® indexes returning -4.18% and -1.55%, respectively. Foreign developed-markets stocks were stung by Europe's turmoil, as the MSCI® EAFE® (Europe, Australasia, Far East) Index returned -12.04%.

Comments from William Danoff, Portfolio Manager of Fidelity® Contrafund®: For the year, the fund's Class K shares declined 0.02%, lagging the S&P 500®. It was a challenging period for active managers. The market was much more volatile than usual, with market participants reacting daily to headline events. Correlations were extremely high, which made stock picking very difficult. The fund was hurt by having little or no exposure to some big index components that did well during the period, including energy giant Exxon Mobil, technology leader International Business Machines and phone company Verizon Communications. Other detractors included out-of-index positions in Australia's Newcrest Mining and several other gold-related stocks within the underperforming materials sector, along with weak positioning in energy, heath care and consumer staples. Conversely, the fund was helped by positioning in the consumer discretionary sector and an underweighting in the hard-hit financials sector. Top individual contributors included a big position in consumer electronics giant and benchmark heavyweight Apple, not owning diversified financials firm Bank of America, and a stake in fast-food chains McDonald's and Chipotle Mexican Grill.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1, 2011 to December 31, 2011
Contrafund	.84%
Actual		$ 1,000.00	$ 956.70	$ 4.14
HypotheticalA		$ 1,000.00	$ 1,020.97	$ 4.28
Class K	.71%
Actual		$ 1,000.00	$ 957.30	$ 3.50
HypotheticalA		$ 1,000.00	$ 1,021.63	$ 3.62

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	8.2	6.9
Google, Inc. Class A	5.7	4.0
Berkshire Hathaway, Inc. Class A	3.2	3.0
McDonald's Corp.	3.2	2.4
The Coca-Cola Co.	2.7	2.2
Noble Energy, Inc.	2.2	1.8
The Walt Disney Co.	1.8	2.0
TJX Companies, Inc.	1.7	1.3
Wells Fargo & Co.	1.7	1.8
NIKE, Inc. Class B	1.5	1.3
	31.9
Top Five Market Sectors as of December 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	28.7	30.5
Consumer Discretionary	21.5	18.8
Health Care	9.8	9.8
Consumer Staples	8.3	6.0
Energy	8.2	7.8
Asset Allocation (% of fund's net assets)
As of December 31, 2011 *		As of June 30, 2011 **
	Stocks 95.7%		Stocks 95.3%
	Convertible Securities 0.2%		Convertible Securities 0.3%
	Short-Term Investments and Net Other Assets 4.1%		Short-Term Investments and Net Other Assets 4.4%
* Foreign investments	15.9%	** Foreign investments	18.8%

Annual Report

Investments December 31, 2011

Showing Percentage of Net Assets

Common Stocks - 95.7%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 21.5%
Auto Components - 0.1%
Gentex Corp.	2,764,108	$ 81,790
Automobiles - 0.3%
Hyundai Motor Co.	753,199	138,059
Tesla Motors, Inc. (a)(d)	3,583,141	102,335
		240,394
Distributors - 0.0%
LKQ Corp. (a)	534,827	16,088
Diversified Consumer Services - 0.2%
Anhanguera Educacional Participacoes SA	1,547,009	16,689
Kroton Educacional SA:
rights 1/23/12 (a)	39,678	11
unit (a)	1,632,900	16,117
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	4,862,074	116,933
Weight Watchers International, Inc.	358,480	19,720
		169,470
Hotels, Restaurants & Leisure - 7.0%
Arcos Dorados Holdings, Inc.	3,336,852	68,506
Buffalo Wild Wings, Inc. (a)	789,767	53,317
Chipotle Mexican Grill, Inc. (a)(e)	2,810,954	949,372
Dunkin' Brands Group, Inc. (a)	4,651,490	116,194
Galaxy Entertainment Group Ltd. (a)	31,634,000	58,001
Hyatt Hotels Corp. Class A (a)	405,400	15,259
Las Vegas Sands Corp. (a)	4,821,900	206,040
McDonald's Corp.	23,094,663	2,317,088
Paradise Co. Ltd.	1,416,032	10,236
Starbucks Corp.	13,615,554	626,452
Tim Hortons, Inc. (Canada)	12,168,732	589,796
Wyndham Worldwide Corp.	439,900	16,641
Wynn Resorts Ltd.	242,300	26,772
		5,053,674
Household Durables - 0.3%
D.R. Horton, Inc.	1,294,500	16,324
Garmin Ltd.	203,300	8,093
iRobot Corp. (a)	204,536	6,105
Tempur-Pedic International, Inc. (a)	2,665,752	140,032
		170,554
Internet & Catalog Retail - 2.5%
Amazon.com, Inc. (a)	5,704,937	987,525
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Internet & Catalog Retail - continued
Expedia, Inc. (d)	905,400	$ 26,275
Groupon, Inc. (i)	10,503,516	195,019
Groupon, Inc. Class A (a)	155,300	3,204
Liberty Media Corp. Interactive Series A (a)	875,200	14,191
Ocado Group PLC (a)	12,345,281	10,431
Priceline.com, Inc. (a)	1,128,100	527,624
Rakuten, Inc.	7,000	7,531
Start Today Co. Ltd.	247,800	5,799
TripAdvisor, Inc. (a)(g)	1,990,010	50,168
		1,827,767
Leisure Equipment & Products - 0.1%
Mattel, Inc.	1,363,200	37,842
Polaris Industries, Inc.	476,325	26,665
		64,507
Media - 3.0%
DIRECTV (a)	283,233	12,111
Discovery Communications, Inc. (a)(e)	15,855,152	649,586
Legend Pictures LLC (a)(h)(i)	27,800	20,850
Liberty Media Corp. Capital Series A (a)	562,375	43,893
Scripps Networks Interactive, Inc. Class A	2,821,852	119,703
The Walt Disney Co.	34,649,919	1,299,372
Weinstein Co. Holdings LLC Class A-1 (a)(h)(i)	41,234	15,463
		2,160,978
Multiline Retail - 1.5%
Dollar General Corp. (a)	2,249,500	92,544
Dollar Tree, Inc. (a)(e)	8,673,900	720,888
Dollarama, Inc.	1,471,150	64,283
Dollarama, Inc. (a)(f)	1,194,200	52,182
Family Dollar Stores, Inc.	260,000	14,992
JCPenney Co., Inc.	1,084,800	38,131
Kohl's Corp.	552,900	27,286
Macy's, Inc.	2,963,030	95,350
		1,105,656
Specialty Retail - 4.1%
AutoZone, Inc. (a)	364,673	118,508
Bed Bath & Beyond, Inc. (a)	8,160,000	473,035
Belle International Holdings Ltd.	2,688,000	4,686
Cia.Hering SA	340,000	5,923
Dick's Sporting Goods, Inc.	952,900	35,143
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Express, Inc.	1,735,400	$ 34,604
Foschini Ltd.	1,210,000	15,737
GNC Holdings, Inc.	2,386,400	69,086
Limited Brands, Inc.	2,858,800	115,353
O'Reilly Automotive, Inc. (a)	1,319,000	105,454
Penske Automotive Group, Inc.	1,224,894	23,579
PetSmart, Inc.	1,623,054	83,246
Ross Stores, Inc.	9,580,388	455,356
Sally Beauty Holdings, Inc. (a)	2,900,309	61,284
Select Comfort Corp. (a)	375,000	8,134
TJX Companies, Inc. (e)	19,298,062	1,245,690
Tractor Supply Co.	285,200	20,007
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	1,045,360	67,865
Vitamin Shoppe, Inc. (a)	950,168	37,893
Zumiez, Inc. (a)	517,300	14,360
		2,994,943
Textiles, Apparel & Luxury Goods - 2.4%
Burberry Group PLC	5,448,204	100,273
Coach, Inc.	611,400	37,320
NIKE, Inc. Class B	11,586,400	1,116,581
PVH Corp.	11,400	804
Ralph Lauren Corp.	1,023,790	141,365
Under Armour, Inc. Class A (sub. vtg.) (a)	2,157,651	154,898
VF Corp.	1,313,571	166,810
		1,718,051
TOTAL CONSUMER DISCRETIONARY		15,603,872
CONSUMER STAPLES - 8.3%
Beverages - 3.0%
Anheuser-Busch InBev SA NV ADR (d)	2,301,500	140,368
Boston Beer Co., Inc. Class A (a)(d)	98,670	10,712
Diageo PLC sponsored ADR	84,100	7,352
Dr Pepper Snapple Group, Inc.	2,086,100	82,359
Hansen Natural Corp. (a)	239,500	22,068
The Coca-Cola Co.	28,050,891	1,962,721
		2,225,580
Food & Staples Retailing - 1.1%
C.P. Seven Eleven PCL (For. Reg.)	5,000,000	8,188
Costco Wholesale Corp.	4,452,123	370,951
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Drogasil SA	2,587,263	$ 18,010
Shoprite Holdings Ltd.	1,040,200	17,550
Tesco PLC	6,834,700	42,827
Wal-Mart Stores, Inc.	4,395,600	262,681
Whole Foods Market, Inc.	1,395,050	97,068
		817,275
Food Products - 1.2%
General Mills, Inc.	3,246,100	131,175
Kraft Foods, Inc. Class A	3,971,100	148,360
Mead Johnson Nutrition Co. Class A	1,425,500	97,975
Nestle SA	577,758	33,220
Orion Corp.	22,848	13,331
Tingyi (Cayman Islands) Holding Corp.	22,456,000	68,236
TreeHouse Foods, Inc. (a)(e)	3,553,434	232,324
Unilever PLC sponsored ADR	525,300	17,608
Want Want China Holdings Ltd.	115,237,000	114,991
		857,220
Household Products - 1.8%
Colgate-Palmolive Co.	11,396,107	1,052,886
Kimberly-Clark Corp.	2,040,200	150,077
Procter & Gamble Co.	1,118,919	74,643
Unicharm Corp.	362,700	17,884
		1,295,490
Personal Products - 1.0%
Estee Lauder Companies, Inc. Class A	6,288,700	706,347
Hengan International Group Co. Ltd.	800,000	7,483
		713,830
Tobacco - 0.2%
Philip Morris International, Inc.	1,634,300	128,260
Swedish Match Co.	220,000	7,811
		136,071
TOTAL CONSUMER STAPLES		6,045,466
ENERGY - 8.2%
Energy Equipment & Services - 0.8%
Carbo Ceramics, Inc.	110,000	13,566
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Energy Equipment & Services - continued
FMC Technologies, Inc. (a)	964,400	$ 50,371
Schlumberger Ltd.	7,409,300	506,129
		570,066
Oil, Gas & Consumable Fuels - 7.4%
Anadarko Petroleum Corp.	11,357,870	866,946
Apache Corp.	659,069	59,698
Baytex Energy Corp. (d)	132,800	7,429
BG Group PLC	2,387,967	51,053
Birchcliff Energy Ltd. (a)(e)	7,365,900	98,366
Cabot Oil & Gas Corp.	850,800	64,576
Canadian Natural Resources Ltd.	3,814,812	142,906
Celtic Exploration Ltd. (a)	695,000	15,607
Concho Resources, Inc. (a)	4,956,539	464,676
Concho Resources, Inc.	626,220	58,708
Continental Resources, Inc. (a)	4,182,800	279,035
Encana Corp.	332,348	6,165
Enterprise Products Partners LP	1,143,400	53,031
EOG Resources, Inc.	2,384,657	234,913
Gran Tierra Energy, Inc. (Canada) (a)	2,100,400	10,147
Ivanhoe Energy, Inc. (f)	4,102,500	4,512
Kosmos Energy Ltd.	3,493,755	42,833
Noble Energy, Inc. (e)	17,089,236	1,613,053
Oasis Petroleum, Inc. (a)	595,026	17,309
Occidental Petroleum Corp.	8,543,541	800,530
OGX Petroleo e Gas Participacoes SA (a)	1,030,300	7,531
Painted Pony Petroleum Ltd. (a)(f)	503,500	5,537
Plains Exploration & Production Co. (a)	674,750	24,777
QEP Resources, Inc.	1,246,400	36,520
Range Resources Corp.	298,200	18,471
Southwestern Energy Co. (a)	251,259	8,025
Spectra Energy Corp.	259,300	7,973
Tourmaline Oil Corp. (a)	5,253,800	137,381
Tourmaline Oil Corp. (f)	1,363,300	35,649
TransAtlantic Petroleum Ltd. (a)(f)	1,734,051	2,316
Tullow Oil PLC	3,901,300	84,951
Ultrapar Participacoes SA	2,050,000	35,219
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Williams Companies, Inc.	1,294,700	$ 42,751
World Fuel Services Corp.	802,000	33,668
		5,372,262
TOTAL ENERGY		5,942,328
FINANCIALS - 8.1%
Capital Markets - 0.4%
BlackRock, Inc. Class A	545,394	97,211
Morgan Stanley	648,000	9,804
State Street Corp.	4,624,600	186,418
		293,433
Commercial Banks - 2.2%
Banco do Brasil SA	997,700	12,691
Bank of Ireland (a)	1,438,824,822	154,580
First Republic Bank	690,000	21,121
HDFC Bank Ltd. sponsored ADR	476,600	12,525
Itau Unibanco Banco Multiplo SA sponsored ADR	6,405,400	118,884
Metro Bank PLC Class A (a)(e)(i)	1,658,250	11,513
PT Bank Central Asia Tbk	21,405,500	18,885
Standard Chartered PLC (United Kingdom)	1,028,853	22,515
Wells Fargo & Co.	44,416,597	1,224,121
		1,596,835
Consumer Finance - 0.0%
American Express Co.	135,000	6,368
Credit Acceptance Corp. (a)	264,607	21,772
		28,140
Diversified Financial Services - 0.6%
Citigroup, Inc.	8,601,002	226,292
JPMorgan Chase & Co.	5,164,332	171,714
		398,006
Insurance - 4.6%
ACE Ltd.	4,011,300	281,272
Admiral Group PLC	5,421,863	71,747
AIA Group Ltd.	29,711,800	92,770
Berkshire Hathaway, Inc. Class A (a)	20,470	2,349,035
Fairfax Financial Holdings Ltd. (sub. vtg.)	195,422	83,858
MetLife, Inc.	215,900	6,732
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - continued
The Chubb Corp.	5,768,247	$ 399,278
The Travelers Companies, Inc.	1,324,928	78,396
		3,363,088
Real Estate Management & Development - 0.2%
BR Malls Participacoes SA	17,871,300	173,802
Thrifts & Mortgage Finance - 0.1%
BankUnited, Inc.	1,723,900	37,909
TOTAL FINANCIALS		5,891,213
HEALTH CARE - 9.8%
Biotechnology - 3.0%
Affymax, Inc. (a)	994,700	6,575
Alexion Pharmaceuticals, Inc. (a)	4,167,060	297,945
Amgen, Inc.	2,674,472	171,728
Anthera Pharmaceuticals, Inc. (a)	268,642	1,649
ARIAD Pharmaceuticals, Inc. (a)	2,824,023	34,594
AVEO Pharmaceuticals, Inc. (a)	1,197,970	20,605
Biogen Idec, Inc. (a)	7,354,300	809,341
BioMarin Pharmaceutical, Inc. (a)	671,560	23,088
Celgene Corp. (a)	2,868,400	193,904
Cepheid, Inc. (a)	237,758	8,181
Clovis Oncology, Inc.	805,100	11,344
Gilead Sciences, Inc. (a)	14,053,597	575,214
Medivation, Inc. (a)	698,894	32,226
Pharmacyclics, Inc. (a)	482,800	7,155
Theravance, Inc. (a)	178,962	3,955
		2,197,504
Health Care Equipment & Supplies - 0.6%
C. R. Bard, Inc.	178,640	15,274
Covidien PLC	219,600	9,884
DENTSPLY International, Inc.	464,150	16,241
Edwards Lifesciences Corp. (a)	232,058	16,407
Hill-Rom Holdings, Inc.	2,125,648	71,613
Intuitive Surgical, Inc. (a)	661,743	306,394
Mako Surgical Corp. (a)	135,518	3,416
superDimension Ltd. warrants 6/16/20 (a)(i)	12,142	0
Varian Medical Systems, Inc. (a)	258,200	17,333
		456,562
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - 1.2%
Aetna, Inc.	73,700	$ 3,109
AmerisourceBergen Corp.	1,871,700	69,609
Cardinal Health, Inc.	1,080,800	43,891
Centene Corp. (a)	405,800	16,066
CIGNA Corp.	2,271,255	95,393
HMS Holdings Corp. (a)	1,908,600	61,037
Humana, Inc.	1,371,100	120,122
McKesson Corp.	954,000	74,326
UnitedHealth Group, Inc.	7,045,700	357,076
Universal Health Services, Inc. Class B	692,340	26,904
WellPoint, Inc.	213,110	14,119
		881,652
Health Care Technology - 0.6%
athenahealth, Inc. (a)	931,369	45,749
Cerner Corp. (a)	4,928,415	301,865
Quality Systems, Inc. (d)(e)	3,017,066	111,601
		459,215
Life Sciences Tools & Services - 1.1%
Agilent Technologies, Inc. (a)	826,105	28,856
Fluidigm Corp. (i)	1,027,387	13,520
Mettler-Toledo International, Inc. (a)(e)	3,185,700	470,560
Waters Corp. (a)	3,739,406	276,903
		789,839
Pharmaceuticals - 3.3%
Abbott Laboratories	10,236,355	575,590
Allergan, Inc.	1,905,193	167,162
Bayer AG	2,454,955	156,978
Bristol-Myers Squibb Co.	6,004,600	211,602
Eli Lilly & Co.	1,090,700	45,329
Forest Laboratories, Inc. (a)	274,700	8,312
MAP Pharmaceuticals, Inc. (a)	775,598	10,215
Merck & Co., Inc.	1,393,300	52,527
Novartis AG sponsored ADR	777,500	44,450
Novo Nordisk A/S Series B	3,424,081	393,411
Perrigo Co.	2,963,100	288,310
Piramal Healthcare Ltd.	35,231	251
Shire PLC	6,891,100	239,517
Valeant Pharmaceuticals International, Inc. (Canada)	1,586,077	74,227
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
ViroPharma, Inc. (a)	430,000	$ 11,778
Watson Pharmaceuticals, Inc. (a)	1,541,500	93,014
		2,372,673
TOTAL HEALTH CARE		7,157,445
INDUSTRIALS - 5.0%
Aerospace & Defense - 0.1%
AeroVironment, Inc. (a)	744,263	23,422
Precision Castparts Corp.	296,400	48,844
United Technologies Corp.	33,700	2,463
		74,729
Air Freight & Logistics - 0.5%
C.H. Robinson Worldwide, Inc.	4,353,125	303,761
United Parcel Service, Inc. Class B	406,800	29,774
XPO Logistics, Inc. (a)	56,829	702
		334,237
Airlines - 0.0%
Ryanair Holdings PLC sponsored ADR (a)	21,300	593
Commercial Services & Supplies - 0.6%
Aggreko PLC	2,173,468	68,088
Edenred	1,664,281	40,974
Stericycle, Inc. (a)	2,972,008	231,579
Swisher Hygiene, Inc.	6,357,060	23,775
Waste Connections, Inc.	2,255,096	74,734
		439,150
Electrical Equipment - 0.4%
Cooper Industries PLC Class A	569,341	30,830
Polypore International, Inc. (a)	1,184,821	52,120
Roper Industries, Inc.	2,018,545	175,351
Sensata Technologies Holding BV (a)	532,965	14,006
		272,307
Industrial Conglomerates - 0.9%
Danaher Corp.	13,773,027	647,883
Machinery - 0.2%
Cummins, Inc.	74,453	6,553
Deere & Co.	57,100	4,417
Donaldson Co., Inc.	109,400	7,448
Nordson Corp.	1,998,138	82,283
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
PACCAR, Inc.	223,441	$ 8,372
Westport Innovations, Inc. (a)(d)	990,252	32,916
		141,989
Marine - 0.0%
Kirby Corp. (a)	115,000	7,572
Professional Services - 0.4%
Experian PLC	6,885,802	93,632
IHS, Inc. Class A (a)	1,689,938	145,605
Nielsen Holdings B.V. (a)	1,670,270	49,590
Qualicorp SA	3,243,100	29,155
		317,982
Road & Rail - 1.4%
Canadian National Railway Co.	4,747,300	373,621
Canadian Pacific (d)	125,000	8,470
CSX Corp.	8,947,300	188,430
Localiza Rent A Car SA	2,409,200	33,102
Norfolk Southern Corp.	105,400	7,679
Union Pacific Corp.	3,874,154	410,428
		1,021,730
Trading Companies & Distributors - 0.5%
Air Lease Corp.:
Class A (a)(f)	1,624,500	38,517
Class A (d)	1,959,577	46,462
Fastenal Co. (d)	933,300	40,701
Mills Estruturas e Servicos de Engenharia SA	1,678,700	15,947
Noble Group Ltd.	8,000,000	6,969
W.W. Grainger, Inc.	1,326,900	248,382
		396,978
TOTAL INDUSTRIALS		3,655,150
INFORMATION TECHNOLOGY - 28.6%
Communications Equipment - 1.5%
Acme Packet, Inc. (a)	1,034,103	31,964
Aruba Networks, Inc. (a)	3,288,025	60,894
Cisco Systems, Inc.	919,500	16,625
F5 Networks, Inc. (a)	490,800	52,084
Motorola Solutions, Inc.	2,180,552	100,938
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
QUALCOMM, Inc.	13,050,943	$ 713,887
Riverbed Technology, Inc. (a)	3,888,766	91,386
		1,067,778
Computers & Peripherals - 8.7%
Apple, Inc. (a)	14,626,247	5,923,630
Dell, Inc. (a)	9,837,500	143,923
EMC Corp. (a)	11,099,400	239,081
Imagination Technologies Group PLC (a)	224,543	1,915
		6,308,549
Electronic Equipment & Components - 0.8%
Amphenol Corp. Class A (e)	11,160,072	506,556
IPG Photonics Corp. (a)	682,295	23,109
National Instruments Corp.	784,045	20,346
Trimble Navigation Ltd. (a)	71,907	3,121
		553,132
Internet Software & Services - 7.1%
Akamai Technologies, Inc. (a)	440,000	14,203
Baidu.com, Inc. sponsored ADR (a)	1,181,902	137,656
Bankrate, Inc. (d)	1,397,432	30,045
Constant Contact, Inc. (a)(d)(e)	1,854,870	43,052
eBay, Inc. (a)	14,457,965	438,510
Facebook, Inc. Class B (i)	3,464,225	86,606
Google, Inc. Class A (a)	6,472,721	4,180,730
GREE, Inc.	450,000	15,506
LinkedIn Corp. (a)(d)	762,200	48,026
LogMeIn, Inc. (a)(e)	1,388,154	53,513
MercadoLibre, Inc.	1,525,024	121,300
Qihoo 360 Technology Co. Ltd. ADR (d)	380,400	5,968
Stamps.com, Inc.	310,872	8,123
Tencent Holdings Ltd.	1,195,100	24,020
		5,207,258
IT Services - 4.3%
Accenture PLC Class A	12,795,000	681,078
Alliance Data Systems Corp. (a)(d)	1,502,314	156,000
Cognizant Technology Solutions Corp. Class A (a)	4,414,622	283,904
Fidelity National Information Services, Inc.	2,153,258	57,255
Fiserv, Inc. (a)	1,093,000	64,203
International Business Machines Corp.	1,687,936	310,378
MasterCard, Inc. Class A	1,716,146	639,814
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
ServiceSource International, Inc. (d)	1,283,839	$ 20,143
Visa, Inc. Class A	8,922,393	905,891
		3,118,666
Semiconductors & Semiconductor Equipment - 2.3%
Altera Corp.	7,082,900	262,776
Analog Devices, Inc.	1,253,354	44,845
ARM Holdings PLC sponsored ADR	15,798,500	437,144
ASML Holding NV	2,552,900	106,686
Avago Technologies Ltd.	6,711,390	193,691
Broadcom Corp. Class A	296,800	8,714
Intel Corp.	1,901,600	46,114
KLA-Tencor Corp.	515,500	24,873
Samsung Electronics Co. Ltd.	486,567	443,000
Skyworks Solutions, Inc. (a)	6,605,967	107,149
		1,674,992
Software - 3.9%
Activision Blizzard, Inc.	3,144,623	38,742
ANSYS, Inc. (a)	1,008,425	57,763
Check Point Software Technologies Ltd. (a)	8,441,600	443,522
Citrix Systems, Inc. (a)	5,538,100	336,273
CommVault Systems, Inc. (a)	442,417	18,900
Concur Technologies, Inc. (a)	155,000	7,872
Descartes Systems Group, Inc. (a)	516,700	3,714
Fortinet, Inc. (a)	2,824,021	61,592
Informatica Corp. (a)(e)	5,489,031	202,710
Intuit, Inc.	5,457,000	286,984
Jive Software, Inc.	1,171,661	18,747
NetSuite, Inc. (a)(d)	981,628	39,805
Nexon Co. Ltd.	1,738,100	24,999
Nuance Communications, Inc. (a)	1,006,100	25,313
Oracle Corp.	13,564,892	347,939
QLIK Technologies, Inc. (a)	1,182,500	28,617
Red Hat, Inc. (a)	2,778,825	114,738
salesforce.com, Inc. (a)	3,466,435	351,704
SAP AG sponsored ADR	694,361	36,766
SolarWinds, Inc. (a)	2,454,154	68,594
Solera Holdings, Inc.	1,253,770	55,843
Take-Two Interactive Software, Inc. (a)	500,000	6,775
TIBCO Software, Inc. (a)	1,437,605	34,373
Trion World Network, Inc. warrants 8/10/17 (a)(i)	124,282	0*
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Ultimate Software Group, Inc. (a)	280,905	$ 18,293
VMware, Inc. Class A (a)	1,453,000	120,875
Workday, Inc. (a)(i)	1,223,783	29,983
Zynga, Inc.	708,900	6,671
Zynga, Inc. Class B (i)	5,862,380	49,648
		2,837,755
TOTAL INFORMATION TECHNOLOGY		20,768,130
MATERIALS - 5.1%
Chemicals - 0.4%
CVR Partners LP	251,500	6,242
Ecolab, Inc.	2,082,463	120,387
Filtrona PLC	2,385,356	14,093
Monsanto Co.	1,300,400	91,119
PPG Industries, Inc.	448,200	37,420
Praxair, Inc.	198,200	21,188
Sherwin-Williams Co.	170,900	15,256
Sigma Aldrich Corp.	114,400	7,145
		312,850
Containers & Packaging - 0.1%
Ball Corp.	662,082	23,643
Lock & Lock Co. Ltd.	78,542	2,592
Silgan Holdings, Inc.	677,700	26,186
		52,421
Metals & Mining - 4.6%
Alacer Gold Corp. (a)	3,675,700	37,861
Alamos Gold, Inc.	51,400	886
Allied Nevada Gold Corp. (Canada) (a)	1,661,200	50,485
Altius Minerals Corp. (a)	99,600	1,055
AngloGold Ashanti Ltd. sponsored ADR	3,273,319	138,952
Aurizon Mines Ltd. (a)	2,392,334	11,746
Avion Gold Corp. (a)(e)	37,371,615	59,448
B2Gold Corp. (a)(e)	27,531,333	83,805
B2Gold Corp. (a)(e)(f)	5,850,000	17,807
Barrick Gold Corp.	273,800	12,408
Chesapeake Gold Corp. (a)	8,000	80
Dalradian Resources, Inc. (a)(e)	3,991,600	7,447
Eldorado Gold Corp.	25,490,288	350,917
Extorre Gold Mines Ltd. (a)	3,260,009	24,104
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Extorre Gold Mines Ltd. (f)	569,000	$ 4,207
Franco-Nevada Corp. (e)	11,430,200	435,254
Franco-Nevada Corp. warrants 6/16/17 (a)(f)	342,250	1,916
Freeport-McMoRan Copper & Gold, Inc.	1,272,800	46,826
Gabriel Resources Ltd. (a)	2,814,300	17,354
Goldcorp, Inc.	13,045,683	579,139
Ivanhoe Mines Ltd. (a)(d)	15,962,949	283,552
Kinross Gold Corp. warrants 9/17/14 (a)	1,076,758	1,533
Kirkland Lake Gold, Inc. (a)	710,400	10,756
Medusa Mining Ltd. (e)	12,516,032	56,958
New Gold, Inc. (a)	15,882,611	160,323
Newcrest Mining Ltd.	18,080,198	547,296
Newmont Mining Corp.	1,896,200	113,791
Novagold Resources, Inc. (a)	1,553,577	13,241
Osisko Mining Corp. (a)	752,700	7,273
Pilot Gold, Inc. (a)	22,725	29
Pretium Resources, Inc.	1,932,200	23,735
Randgold Resources Ltd. sponsored ADR	909,720	92,882
Royal Gold, Inc.	793,044	53,475
Tahoe Resources, Inc. (a)	468,100	8,126
Tahoe Resources, Inc. (a)(f)	5,376,500	93,339
		3,348,006
TOTAL MATERIALS		3,713,277
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.2%
Nippon Telegraph & Telephone Corp. sponsored ADR	2,053,100	52,005
Telefonica Brasil SA sponsored ADR	3,263,830	89,200
		141,205
Wireless Telecommunication Services - 0.7%
American Tower Corp. Class A	7,213,200	432,864
Millicom International Cellular SA (depositary receipt)	422,100	42,296
TIM Participacoes SA sponsored ADR	2,396,963	61,842
Vodafone Group PLC sponsored ADR	258,100	7,235
		544,237
TOTAL TELECOMMUNICATION SERVICES		685,442
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - 0.2%
Gas Utilities - 0.1%
ONEOK, Inc.	1,045,400	$ 90,626
Multi-Utilities - 0.1%
YTL Corp. Bhd	83,322,050	38,901
Water Utilities - 0.0%
Heckmann Corp. (a)	1,200,000	7,980
TOTAL UTILITIES		137,507
TOTAL COMMON STOCKS (Cost $46,195,555)		69,599,830
Convertible Preferred Stocks - 0.1%

CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Glam Media, Inc. Series M-1:
8.00%	1,228,557	6,279
8.00%	87,753	449
8.00%	87,753	449
		7,177
HEALTH CARE - 0.0%
Health Care Equipment & Supplies - 0.0%
superDimension Ltd.:
Series D, 6.00% (a)(i)	698,064	14,960
Series E, 6.00% (i)	48,567	1,041
		16,001
INFORMATION TECHNOLOGY - 0.1%
Internet Software & Services - 0.0%
Digg, Inc. Series C, 8.00% (a)(i)	410,013	1,005
Software - 0.1%
Trion World Network, Inc.:
Series C, 8.00% (a)(i)	3,950,196	16,907
Series C-1, 8.00% (a)(i)	310,705	1,330
		18,237
TOTAL INFORMATION TECHNOLOGY		19,242
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $69,389)		42,420
Corporate Bonds - 0.1%
	Principal Amount (000s)	Value (000s)
Convertible Bonds - 0.1%
MATERIALS - 0.1%
Metals & Mining - 0.1%
Ivanplats Ltd. 8% 11/10/14 pay-in-kind (i)	$ 40,578	$ 40,578
Nonconvertible Bonds - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Glam Media, Inc.:
9% 11/18/13	2,693	2,693
9% 11/18/13	192	192
9% 11/18/13	192	192
		3,077
Specialty Retail - 0.0%
J. Crew Group, Inc. 8.125% 3/1/19	8,171	7,803
TOTAL CONSUMER DISCRETIONARY		10,880
TOTAL CORPORATE BONDS (Cost $51,141)		51,458
Money Market Funds - 5.0%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	3,449,696,324	3,449,696
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	217,801,929	217,802
TOTAL MONEY MARKET FUNDS (Cost $3,667,498)		3,667,498
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $49,983,583)		73,361,206
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(637,136)
NET ASSETS - 100%		$ 72,724,070
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $255,982,000 or 0.4% of net assets.

(g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes which is owned by the Fund.

(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $498,423,000 or 0.7% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Digg, Inc. Series C, 8.00%	9/23/08	$ 4,317
Facebook, Inc. Class B	3/31/11 - 5/19/11	$ 86,629
Fluidigm Corp.	10/9/07 - 1/6/11	$ 18,170
Groupon, Inc.	12/17/10	$ 82,952
Ivanplats Ltd. 8% 11/10/14 pay-in-kind	11/10/11	$ 40,578
Legend Pictures LLC	9/23/10	$ 20,850
Metro Bank PLC Class A	12/8/09 - 12/1/10	$ 21,310
superDimension Ltd. warrants 6/16/20	6/15/10	$ 0
superDimension Ltd. Series D, 6.00%	2/27/08 - 5/22/08	$ 14,960
superDimension Ltd. Series E, 6.00%	6/15/10	$ 1,041
Trion World Network, Inc. warrants 8/10/17	8/10/10	$ 0*
Trion World Network, Inc. Series C, 8.00%	8/22/08	$ 21,691
Trion World Network, Inc. Series C-1, 8.00%	8/10/10	$ 1,706
Weinstein Co. Holdings LLC Class A-1	10/19/05	$ 41,234
Workday, Inc.	10/13/11	$ 16,227
Zynga, Inc. Class B	2/18/11	$ 82,244
* Amount represents less than $1,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 4,225
Fidelity Securities Lending Cash Central Fund	3,761
Total	$ 7,986
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Altera Corp.	$ 634,370	$ 69,099	$ 454,787	$ 4,307	$ -
Amphenol Corp. Class A	550,918	61,753	22,528	664	506,556
Avion Gold Corp.	-	70,301	-	-	59,448
B2Gold Corp.	58,815	15,283	-	-	83,805
B2Gold Corp. 144A	15,779	-	-	-	17,807
Birchcliff Energy Ltd.	80,976	-	12,770	-	98,366
Cavium, Inc.	100,452	47,862	126,771	-	-
Chipotle Mexican Grill, Inc.	631,915	13,860	65,219	-	949,372
Cirrus Logic, Inc.	66,844	16,478	79,969	-	-
Constant Contact, Inc.	57,482	-	-	-	43,052
Dalradian Resources, Inc.	-	8,089	-	-	7,447
Diamond Foods, Inc.	74,649	39,912	64,053	269	-
Discovery Communications, Inc.	559,889	100,623	-	-	649,586
Dollar Tree, Inc.	508,287	89,674	120,700	-	720,888
Franco-Nevada Corp.	23,182	-	30,144	161	-
Franco-Nevada Corp.	305,903	88,533	-	3,353	435,254
Franco-Nevada Corp. warrants 6/16/17 144A	2,544	-	33	-	-
Hill-Rom Holdings, Inc.	127,108	106,420	115,196	1,679	-
Informatica Corp.	207,780	97,193	55,277	-	202,710
J. Crew Group, Inc.	275,365	-	277,661	-	-
LogMeIn, Inc.	49,453	8,927	-	-	53,513
Medusa Mining Ltd.	48,539	48,888	7,588	1,034	56,958
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Metro Bank PLC Class A	$ 23,284	$ -	$ -	$ -	$ 11,513
Mettler-Toledo International, Inc.	489,149	7,138	15,247	-	470,560
Micrel, Inc.	81,148	-	73,073	351	-
Noble Energy, Inc.	1,143,438	338,543	-	12,334	1,613,053
Polypore International, Inc.	95,480	5,263	65,226	-	-
Quality Systems, Inc.	133,299	41,227	66,124	2,545	111,601
Skyworks Solutions, Inc.	358,487	46,787	164,417	-	-
Targacept, Inc.	41,953	11,996	17,192	-	-
Tim Hortons, Inc.	480,467	14,473	7,324	-	-
TJX Companies, Inc.	909,199	74,341	129,733	14,189	1,245,690
TreeHouse Foods, Inc.	174,155	8,917	-	-	232,324
Total	$ 8,310,309	$ 1,431,580	$ 1,971,032	$ 40,886	$ 7,569,503
Other Information

The following is a summary of the inputs used, as of December 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 15,611,049	$ 15,372,540	$ 195,019	$ 43,490
Consumer Staples	6,045,466	6,045,466	-	-
Energy	5,942,328	5,942,328	-	-
Financials	5,891,213	5,725,120	154,580	11,513
Health Care	7,173,446	6,524,517	632,928	16,001
Industrials	3,655,150	3,655,150	-	-
Information Technology	20,787,372	20,601,893	49,648	135,831
Materials	3,713,277	3,713,277	-	-
Telecommunication Services	685,442	685,442	-	-
Utilities	137,507	137,507	-	-
Corporate Bonds	51,458	-	7,803	43,655
Money Market Funds	3,667,498	3,667,498	-	-
Total Investments in Securities:	$ 73,361,206	$ 72,070,738	$ 1,039,978	$ 250,490
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 162,291
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(12,634)
Cost of Purchases	173,375
Proceeds of Sales	(39,240)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	(33,302)
Ending Balance	$ 250,490
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2011	$ (17,681)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	84.1%
Canada	5.4%
United Kingdom	1.4%
Ireland	1.2%
Others (Individually Less Than 1%)	7.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	December 31, 2011
Assets
Investment in securities, at value (including securities loaned of $211,115) - See accompanying schedule: Unaffiliated issuers (cost $42,213,824)	$ 62,124,205
Fidelity Central Funds (cost $3,667,498)	3,667,498
Other affiliated issuers (cost $4,102,261)	7,569,503
Total Investments (cost $49,983,583)		$ 73,361,206
Cash		6,398
Receivable for investments sold Regular delivery		30,692
Delayed delivery		613
Receivable for fund shares sold		141,761
Dividends receivable		57,828
Interest receivable		692
Distributions receivable from Fidelity Central Funds		585
Prepaid expenses		217
Other receivables		2,632
Total assets		73,602,624

Liabilities
Payable to custodian bank	$ 51
Payable for investments purchased Regular delivery	201,942
Delayed delivery	332
Payable for fund shares redeemed	410,789
Distributions payable	5
Accrued management fee	36,396
Other affiliated payables	9,106
Other payables and accrued expenses	2,131
Collateral on securities loaned, at value	217,802
Total liabilities		878,554

Net Assets		$ 72,724,070
Net Assets consist of:
Paid in capital		$ 54,041,042
Accumulated net investment loss		(119,976)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,574,515)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		23,377,519
Net Assets		$ 72,724,070

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	December 31, 2011
Contrafund: Net Asset Value, offering price and redemption price per share ($54,676,832 ÷ 810,639 shares)	$ 67.45

Class K: Net Asset Value, offering price and redemption price per share ($18,047,238 ÷ 267,756 shares)	$ 67.40

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended December 31, 2011
Investment Income
Dividends (including $40,886 earned from other affiliated issuers)		$ 645,562
Interest		782
Income from Fidelity Central Funds		7,986
Total income		654,330

Expenses
Management fee Basic fee	$ 421,740
Performance adjustment	53,295
Transfer agent fees	112,015
Accounting and security lending fees	2,959
Custodian fees and expenses	2,664
Independent trustees' compensation	432
Registration fees	727
Audit	274
Legal	234
Tax expense	7
Miscellaneous	767
Total expenses before reductions	595,114
Expense reductions	(3,360)	591,754
Net investment income (loss)		62,576
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,107,896
Other affiliated issuers	203,836
Foreign currency transactions	(8,179)
Total net realized gain (loss)		1,303,553
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,484,167)
Assets and liabilities in foreign currencies	(560)
Total change in net unrealized appreciation (depreciation)		(1,484,727)
Net gain (loss)		(181,174)
Net increase (decrease) in net assets resulting from operations		$ (118,598)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 62,576	$ (5,365)
Net realized gain (loss)	1,303,553	1,184,715
Change in net unrealized appreciation (depreciation)	(1,484,727)	9,616,515
Net increase (decrease) in net assets resulting from operations	(118,598)	10,795,865
Distributions to shareholders from net investment income	(63,685)	(11,023)
Distributions to shareholders from net realized gain	(166,900)	(443,362)
Total distributions	(230,585)	(454,385)
Share transactions - net increase (decrease)	(1,458,848)	216,951
Total increase (decrease) in net assets	(1,808,031)	10,558,431

Net Assets
Beginning of period	74,532,101	63,973,670
End of period (including accumulated net investment loss of $119,976 and accumulated net investment loss of $1,471, respectively)	$ 72,724,070	$ 74,532,101

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Contrafund

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 67.73	$ 58.28	$ 45.26	$ 73.11	$ 65.21
Income from Investment Operations
Net investment income (loss) B	.04	(.02)	.11	.23	.48
Net realized and unrealized gain (loss)	(.13)	9.86	13.11	(27.22)	12.34
Total from investment operations	(.09)	9.84	13.22	(26.99)	12.82
Distributions from net investment income	(.04)	(.01)	(.11)	(.21)	(.44)
Distributions from net realized gain	(.15)	(.38)	(.09)	(.65)	(4.48)
Total distributions	(.19)	(.39)	(.20) F	(.86)	(4.92)
Net asset value, end of period	$ 67.45	$ 67.73	$ 58.28	$ 45.26	$ 73.11
Total Return A	(.14)%	16.93%	29.23%	(37.16)%	19.78%
Ratios to Average Net Assets C, E
Expenses before reductions	.81%	.92%	1.02%	.95%	.89%
Expenses net of fee waivers, if any	.81%	.92%	1.02%	.95%	.89%
Expenses net of all reductions	.81%	.91%	1.01%	.94%	.89%
Net investment income (loss)	.06%	(.03)%	.22%	.37%	.68%
Supplemental Data
Net assets, end of period (in millions)	$ 54,677	$ 60,498	$ 57,225	$ 45,149	$ 81,144
Portfolio turnover rate D	55%	46%	58%	78%	56%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.20 per share is comprised of distributions from net investment income of $.113 and distributions from net realized gain of $.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended December 31,	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 67.70	$ 58.25	$ 45.23	$ 68.59
Income from Investment Operations
Net investment income (loss) D	.12	.06	.19	.22
Net realized and unrealized gain (loss)	(.14)	9.87	13.11	(23.30)
Total from investment operations	(.02)	9.93	13.30	(23.08)
Distributions from net investment income	(.13)	(.01)	(.20)	(.28)
Distributions from net realized gain	(.15)	(.47)	(.09)	-
Total distributions	(.28)	(.48)	(.28) I	(.28)
Net asset value, end of period	$ 67.40	$ 67.70	$ 58.25	$ 45.23
Total Return B, C	(.02)%	17.09%	29.43%	(33.63)%
Ratios to Average Net Assets E, H
Expenses before reductions	.69%	.79%	.86%	.82% A
Expenses net of fee waivers, if any	.69%	.79%	.86%	.82% A
Expenses net of all reductions	.69%	.78%	.85%	.82% A
Net investment income (loss)	.18%	.10%	.38%	.75% A
Supplemental Data
Net assets, end of period (in millions)	$ 18,047	$ 14,034	$ 6,749	$ 3,301
Portfolio turnover rate F	55%	46%	58%	78%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to December 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $.28 per share is comprised of distributions from net investment income of $.196 and distributions from net realized gain of $.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2011

(Amounts in thousands except percentages)

1. Organization.

Fidelity Contrafund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Contrafund and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. As of December 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, contingent interest, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 23,986,827
Gross unrealized depreciation	(1,261,760)
Net unrealized appreciation (depreciation) on securities and other investments	$ 22,725,067

Tax Cost	$ 50,636,139

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (3,399,721)
Net unrealized appreciation (depreciation)	$ 22,724,963

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (497,405)
2017	(2,902,316)
Total with expiration	$ (3,399,721)

The tax character of distributions paid was as follows:

	December 31, 2011	December 31, 2010
Ordinary Income	$ 230,585	$ 454,385

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $40,300,946 and $41,985,130, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Contrafund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .63% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Contrafund. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Contrafund	$ 103,562.17
Class K	8,453.05
	$ 112,015

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $761 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $231 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $3,761, including $34 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

9. Expense Reductions - continued

certain expenses on behalf of the Fund totaling $3,330 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $30.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2011	2010
From net investment income
Contrafund	$ 28,410	$ 9,746
Class K	35,275	1,277
Total	$ 63,685	$ 11,023
From net realized gain
Contrafund	$ 130,522	$ 351,760
Class K	36,378	91,602
Total	$ 166,900	$ 443,362

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2011	2010	2011	2010
Contrafund
Shares sold	136,499	140,195	$ 9,377,328	$ 8,546,117
Reinvestment of distributions	2,271	5,490	153,775	351,012
Shares redeemed	(221,335)	(234,389)	(15,103,275)	(14,056,256)
Net increase (decrease)	(82,565)	(88,704)	$ (5,572,172)	$ (5,159,127)
Class K
Shares sold	113,775	121,022	$ 7,765,531	$ 7,167,377
Reinvestment of distributions	1,073	1,416	71,653	92,878
Shares redeemed	(54,389)	(30,996)	(3,723,860)	(1,884,177)
Net increase (decrease)	60,459	91,442	$ 4,113,324	$ 5,376,078

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Contrafund and the Shareholders of Fidelity Contrafund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Contrafund (a fund of Fidelity Contrafund) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Contrafund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 13, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class K designates 32%, 100%, and 100% of the dividends distributed in February, December 16, and December 28, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Contrafund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Fidelity Contrafund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the second quartile for the one- and three-year periods and the first quartile for the five-year period. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Contrafund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

Fidelity Workplace
Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc. Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

CON-K-UANN-0212
1.863186.103

Fidelity®

Contrafund®

Annual Report

December 31, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

Dear Shareholder:

(Acting chairman's photo appears here)

The investment environment in 2011 was characterized by a number of headline events, most notably the early-August decision by Standard & Poor's to lower the long-term sovereign credit rating of the United States. The historic downgrade followed a stalemate in which Congress struggled to address the debt ceiling, heightening investor anxiety and within a matter of days wiping out a solid first-half advance that was largely driven by encouraging corporate earnings and economic activity. At the same time, investors were becoming increasingly concerned about the sovereign debt crisis in Europe and its potential to derail the U.S. economy, as well as persistently high unemployment. The combination of these factors set off a wave of unusually high volatility that lasted until late in the year, with wide weekly, and even daily, swings fueled largely by the latest developments coming out of the eurozone.

Against this backdrop, equities struggled to gain any significant momentum in the second half, and finished 2011 with only a modest gain, due in part to a strong October. High-grade bonds, meanwhile, benefited from periodic flights to quality and turned in a solid performance, paced by municipal issues and Treasuries.

Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles. One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(Acting chairman's signature appears here)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2011	Past 1 year	Past 5 years	Past 10 years
Fidelity® Contrafund®	-0.14%	2.58%	6.96%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Contrafund®, a class of the fund, on December 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks endured one of the most volatile years on record for the 12 months ending December 31, 2011, leaving the broad-based S&P 500® Index with only a 2.11% gain. Strong corporate earnings reports and hints of economic recovery sent stocks mostly upward through April, when sovereign debt woes in Europe renewed fears of a global slowdown. In late July and early August, equities plummeted amid congressional debate over the U.S. debt ceiling, a downgrade of the country's long-term sovereign credit rating and lingering instability in the eurozone. Stock market volatility was a constant, with October optimism giving way to more uncertainty by period end. Against this backdrop, investors favored more-stable dividend-paying stocks, contributing to the 8.38% lift in the blue-chip Dow Jones Industrial AverageSM, while the more volatile, growth-oriented Nasdaq Composite® Index returned -0.83%. Within the S&P 500®, defensive sectors such as utilities (+20%) and consumer staples (+14%) fared best, while many cyclical groups, including financials (-17%) and industrials (-1%), struggled. Small and mid-sized stocks trailed their large-cap counterparts, with the Russell 2000® and Russell Midcap® indexes returning -4.18% and -1.55%, respectively. Foreign developed-markets stocks were stung by Europe's turmoil, as the MSCI® EAFE® (Europe, Australasia, Far East) Index returned -12.04%.

Comments from William Danoff, Portfolio Manager of Fidelity® Contrafund®: For the year, the fund's Retail Class shares declined 0.14%, lagging the S&P 500®. It was a challenging period for active managers. The market was much more volatile than usual, with market participants reacting daily to headline events. Correlations were high, which made stock picking very difficult. The fund was hurt by having little or no exposure to some big index components that did well during the period, including energy giant Exxon Mobil, technology leader International Business Machines and phone company Verizon Communications. Other detractors included out-of-index positions in Australia's Newcrest Mining and several other gold-related stocks within the underperforming materials sector, along with weak positioning in energy, heath care and consumer staples. Conversely, the fund was helped by positioning in the consumer discretionary sector and an underweighting in the hard-hit financials sector. Top individual contributors included a big position in consumer electronics giant and benchmark heavyweight Apple, not owning diversified financials firm Bank of America, and a stake in fast-food chains McDonald's and Chipotle Mexican Grill.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1, 2011 to December 31, 2011
Contrafund	.84%
Actual		$ 1,000.00	$ 956.70	$ 4.14
HypotheticalA		$ 1,000.00	$ 1,020.97	$ 4.28
Class K	.71%
Actual		$ 1,000.00	$ 957.30	$ 3.50
HypotheticalA		$ 1,000.00	$ 1,021.63	$ 3.62

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	8.2	6.9
Google, Inc. Class A	5.7	4.0
Berkshire Hathaway, Inc. Class A	3.2	3.0
McDonald's Corp.	3.2	2.4
The Coca-Cola Co.	2.7	2.2
Noble Energy, Inc.	2.2	1.8
The Walt Disney Co.	1.8	2.0
TJX Companies, Inc.	1.7	1.3
Wells Fargo & Co.	1.7	1.8
NIKE, Inc. Class B	1.5	1.3
	31.9
Top Five Market Sectors as of December 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	28.7	30.5
Consumer Discretionary	21.5	18.8
Health Care	9.8	9.8
Consumer Staples	8.3	6.0
Energy	8.2	7.8
Asset Allocation (% of fund's net assets)
As of December 31, 2011 *		As of June 30, 2011 **
	Stocks 95.7%		Stocks 95.3%
	Convertible Securities 0.2%		Convertible Securities 0.3%
	Short-Term Investments and Net Other Assets 4.1%		Short-Term Investments and Net Other Assets 4.4%
* Foreign investments	15.9%	** Foreign investments	18.8%

Annual Report

Investments December 31, 2011

Showing Percentage of Net Assets

Common Stocks - 95.7%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 21.5%
Auto Components - 0.1%
Gentex Corp.	2,764,108	$ 81,790
Automobiles - 0.3%
Hyundai Motor Co.	753,199	138,059
Tesla Motors, Inc. (a)(d)	3,583,141	102,335
		240,394
Distributors - 0.0%
LKQ Corp. (a)	534,827	16,088
Diversified Consumer Services - 0.2%
Anhanguera Educacional Participacoes SA	1,547,009	16,689
Kroton Educacional SA:
rights 1/23/12 (a)	39,678	11
unit (a)	1,632,900	16,117
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	4,862,074	116,933
Weight Watchers International, Inc.	358,480	19,720
		169,470
Hotels, Restaurants & Leisure - 7.0%
Arcos Dorados Holdings, Inc.	3,336,852	68,506
Buffalo Wild Wings, Inc. (a)	789,767	53,317
Chipotle Mexican Grill, Inc. (a)(e)	2,810,954	949,372
Dunkin' Brands Group, Inc. (a)	4,651,490	116,194
Galaxy Entertainment Group Ltd. (a)	31,634,000	58,001
Hyatt Hotels Corp. Class A (a)	405,400	15,259
Las Vegas Sands Corp. (a)	4,821,900	206,040
McDonald's Corp.	23,094,663	2,317,088
Paradise Co. Ltd.	1,416,032	10,236
Starbucks Corp.	13,615,554	626,452
Tim Hortons, Inc. (Canada)	12,168,732	589,796
Wyndham Worldwide Corp.	439,900	16,641
Wynn Resorts Ltd.	242,300	26,772
		5,053,674
Household Durables - 0.3%
D.R. Horton, Inc.	1,294,500	16,324
Garmin Ltd.	203,300	8,093
iRobot Corp. (a)	204,536	6,105
Tempur-Pedic International, Inc. (a)	2,665,752	140,032
		170,554
Internet & Catalog Retail - 2.5%
Amazon.com, Inc. (a)	5,704,937	987,525
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Internet & Catalog Retail - continued
Expedia, Inc. (d)	905,400	$ 26,275
Groupon, Inc. (i)	10,503,516	195,019
Groupon, Inc. Class A (a)	155,300	3,204
Liberty Media Corp. Interactive Series A (a)	875,200	14,191
Ocado Group PLC (a)	12,345,281	10,431
Priceline.com, Inc. (a)	1,128,100	527,624
Rakuten, Inc.	7,000	7,531
Start Today Co. Ltd.	247,800	5,799
TripAdvisor, Inc. (a)(g)	1,990,010	50,168
		1,827,767
Leisure Equipment & Products - 0.1%
Mattel, Inc.	1,363,200	37,842
Polaris Industries, Inc.	476,325	26,665
		64,507
Media - 3.0%
DIRECTV (a)	283,233	12,111
Discovery Communications, Inc. (a)(e)	15,855,152	649,586
Legend Pictures LLC (a)(h)(i)	27,800	20,850
Liberty Media Corp. Capital Series A (a)	562,375	43,893
Scripps Networks Interactive, Inc. Class A	2,821,852	119,703
The Walt Disney Co.	34,649,919	1,299,372
Weinstein Co. Holdings LLC Class A-1 (a)(h)(i)	41,234	15,463
		2,160,978
Multiline Retail - 1.5%
Dollar General Corp. (a)	2,249,500	92,544
Dollar Tree, Inc. (a)(e)	8,673,900	720,888
Dollarama, Inc.	1,471,150	64,283
Dollarama, Inc. (a)(f)	1,194,200	52,182
Family Dollar Stores, Inc.	260,000	14,992
JCPenney Co., Inc.	1,084,800	38,131
Kohl's Corp.	552,900	27,286
Macy's, Inc.	2,963,030	95,350
		1,105,656
Specialty Retail - 4.1%
AutoZone, Inc. (a)	364,673	118,508
Bed Bath & Beyond, Inc. (a)	8,160,000	473,035
Belle International Holdings Ltd.	2,688,000	4,686
Cia.Hering SA	340,000	5,923
Dick's Sporting Goods, Inc.	952,900	35,143
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Express, Inc.	1,735,400	$ 34,604
Foschini Ltd.	1,210,000	15,737
GNC Holdings, Inc.	2,386,400	69,086
Limited Brands, Inc.	2,858,800	115,353
O'Reilly Automotive, Inc. (a)	1,319,000	105,454
Penske Automotive Group, Inc.	1,224,894	23,579
PetSmart, Inc.	1,623,054	83,246
Ross Stores, Inc.	9,580,388	455,356
Sally Beauty Holdings, Inc. (a)	2,900,309	61,284
Select Comfort Corp. (a)	375,000	8,134
TJX Companies, Inc. (e)	19,298,062	1,245,690
Tractor Supply Co.	285,200	20,007
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	1,045,360	67,865
Vitamin Shoppe, Inc. (a)	950,168	37,893
Zumiez, Inc. (a)	517,300	14,360
		2,994,943
Textiles, Apparel & Luxury Goods - 2.4%
Burberry Group PLC	5,448,204	100,273
Coach, Inc.	611,400	37,320
NIKE, Inc. Class B	11,586,400	1,116,581
PVH Corp.	11,400	804
Ralph Lauren Corp.	1,023,790	141,365
Under Armour, Inc. Class A (sub. vtg.) (a)	2,157,651	154,898
VF Corp.	1,313,571	166,810
		1,718,051
TOTAL CONSUMER DISCRETIONARY		15,603,872
CONSUMER STAPLES - 8.3%
Beverages - 3.0%
Anheuser-Busch InBev SA NV ADR (d)	2,301,500	140,368
Boston Beer Co., Inc. Class A (a)(d)	98,670	10,712
Diageo PLC sponsored ADR	84,100	7,352
Dr Pepper Snapple Group, Inc.	2,086,100	82,359
Hansen Natural Corp. (a)	239,500	22,068
The Coca-Cola Co.	28,050,891	1,962,721
		2,225,580
Food & Staples Retailing - 1.1%
C.P. Seven Eleven PCL (For. Reg.)	5,000,000	8,188
Costco Wholesale Corp.	4,452,123	370,951
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Drogasil SA	2,587,263	$ 18,010
Shoprite Holdings Ltd.	1,040,200	17,550
Tesco PLC	6,834,700	42,827
Wal-Mart Stores, Inc.	4,395,600	262,681
Whole Foods Market, Inc.	1,395,050	97,068
		817,275
Food Products - 1.2%
General Mills, Inc.	3,246,100	131,175
Kraft Foods, Inc. Class A	3,971,100	148,360
Mead Johnson Nutrition Co. Class A	1,425,500	97,975
Nestle SA	577,758	33,220
Orion Corp.	22,848	13,331
Tingyi (Cayman Islands) Holding Corp.	22,456,000	68,236
TreeHouse Foods, Inc. (a)(e)	3,553,434	232,324
Unilever PLC sponsored ADR	525,300	17,608
Want Want China Holdings Ltd.	115,237,000	114,991
		857,220
Household Products - 1.8%
Colgate-Palmolive Co.	11,396,107	1,052,886
Kimberly-Clark Corp.	2,040,200	150,077
Procter & Gamble Co.	1,118,919	74,643
Unicharm Corp.	362,700	17,884
		1,295,490
Personal Products - 1.0%
Estee Lauder Companies, Inc. Class A	6,288,700	706,347
Hengan International Group Co. Ltd.	800,000	7,483
		713,830
Tobacco - 0.2%
Philip Morris International, Inc.	1,634,300	128,260
Swedish Match Co.	220,000	7,811
		136,071
TOTAL CONSUMER STAPLES		6,045,466
ENERGY - 8.2%
Energy Equipment & Services - 0.8%
Carbo Ceramics, Inc.	110,000	13,566
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Energy Equipment & Services - continued
FMC Technologies, Inc. (a)	964,400	$ 50,371
Schlumberger Ltd.	7,409,300	506,129
		570,066
Oil, Gas & Consumable Fuels - 7.4%
Anadarko Petroleum Corp.	11,357,870	866,946
Apache Corp.	659,069	59,698
Baytex Energy Corp. (d)	132,800	7,429
BG Group PLC	2,387,967	51,053
Birchcliff Energy Ltd. (a)(e)	7,365,900	98,366
Cabot Oil & Gas Corp.	850,800	64,576
Canadian Natural Resources Ltd.	3,814,812	142,906
Celtic Exploration Ltd. (a)	695,000	15,607
Concho Resources, Inc. (a)	4,956,539	464,676
Concho Resources, Inc.	626,220	58,708
Continental Resources, Inc. (a)	4,182,800	279,035
Encana Corp.	332,348	6,165
Enterprise Products Partners LP	1,143,400	53,031
EOG Resources, Inc.	2,384,657	234,913
Gran Tierra Energy, Inc. (Canada) (a)	2,100,400	10,147
Ivanhoe Energy, Inc. (f)	4,102,500	4,512
Kosmos Energy Ltd.	3,493,755	42,833
Noble Energy, Inc. (e)	17,089,236	1,613,053
Oasis Petroleum, Inc. (a)	595,026	17,309
Occidental Petroleum Corp.	8,543,541	800,530
OGX Petroleo e Gas Participacoes SA (a)	1,030,300	7,531
Painted Pony Petroleum Ltd. (a)(f)	503,500	5,537
Plains Exploration & Production Co. (a)	674,750	24,777
QEP Resources, Inc.	1,246,400	36,520
Range Resources Corp.	298,200	18,471
Southwestern Energy Co. (a)	251,259	8,025
Spectra Energy Corp.	259,300	7,973
Tourmaline Oil Corp. (a)	5,253,800	137,381
Tourmaline Oil Corp. (f)	1,363,300	35,649
TransAtlantic Petroleum Ltd. (a)(f)	1,734,051	2,316
Tullow Oil PLC	3,901,300	84,951
Ultrapar Participacoes SA	2,050,000	35,219
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Williams Companies, Inc.	1,294,700	$ 42,751
World Fuel Services Corp.	802,000	33,668
		5,372,262
TOTAL ENERGY		5,942,328
FINANCIALS - 8.1%
Capital Markets - 0.4%
BlackRock, Inc. Class A	545,394	97,211
Morgan Stanley	648,000	9,804
State Street Corp.	4,624,600	186,418
		293,433
Commercial Banks - 2.2%
Banco do Brasil SA	997,700	12,691
Bank of Ireland (a)	1,438,824,822	154,580
First Republic Bank	690,000	21,121
HDFC Bank Ltd. sponsored ADR	476,600	12,525
Itau Unibanco Banco Multiplo SA sponsored ADR	6,405,400	118,884
Metro Bank PLC Class A (a)(e)(i)	1,658,250	11,513
PT Bank Central Asia Tbk	21,405,500	18,885
Standard Chartered PLC (United Kingdom)	1,028,853	22,515
Wells Fargo & Co.	44,416,597	1,224,121
		1,596,835
Consumer Finance - 0.0%
American Express Co.	135,000	6,368
Credit Acceptance Corp. (a)	264,607	21,772
		28,140
Diversified Financial Services - 0.6%
Citigroup, Inc.	8,601,002	226,292
JPMorgan Chase & Co.	5,164,332	171,714
		398,006
Insurance - 4.6%
ACE Ltd.	4,011,300	281,272
Admiral Group PLC	5,421,863	71,747
AIA Group Ltd.	29,711,800	92,770
Berkshire Hathaway, Inc. Class A (a)	20,470	2,349,035
Fairfax Financial Holdings Ltd. (sub. vtg.)	195,422	83,858
MetLife, Inc.	215,900	6,732
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - continued
The Chubb Corp.	5,768,247	$ 399,278
The Travelers Companies, Inc.	1,324,928	78,396
		3,363,088
Real Estate Management & Development - 0.2%
BR Malls Participacoes SA	17,871,300	173,802
Thrifts & Mortgage Finance - 0.1%
BankUnited, Inc.	1,723,900	37,909
TOTAL FINANCIALS		5,891,213
HEALTH CARE - 9.8%
Biotechnology - 3.0%
Affymax, Inc. (a)	994,700	6,575
Alexion Pharmaceuticals, Inc. (a)	4,167,060	297,945
Amgen, Inc.	2,674,472	171,728
Anthera Pharmaceuticals, Inc. (a)	268,642	1,649
ARIAD Pharmaceuticals, Inc. (a)	2,824,023	34,594
AVEO Pharmaceuticals, Inc. (a)	1,197,970	20,605
Biogen Idec, Inc. (a)	7,354,300	809,341
BioMarin Pharmaceutical, Inc. (a)	671,560	23,088
Celgene Corp. (a)	2,868,400	193,904
Cepheid, Inc. (a)	237,758	8,181
Clovis Oncology, Inc.	805,100	11,344
Gilead Sciences, Inc. (a)	14,053,597	575,214
Medivation, Inc. (a)	698,894	32,226
Pharmacyclics, Inc. (a)	482,800	7,155
Theravance, Inc. (a)	178,962	3,955
		2,197,504
Health Care Equipment & Supplies - 0.6%
C. R. Bard, Inc.	178,640	15,274
Covidien PLC	219,600	9,884
DENTSPLY International, Inc.	464,150	16,241
Edwards Lifesciences Corp. (a)	232,058	16,407
Hill-Rom Holdings, Inc.	2,125,648	71,613
Intuitive Surgical, Inc. (a)	661,743	306,394
Mako Surgical Corp. (a)	135,518	3,416
superDimension Ltd. warrants 6/16/20 (a)(i)	12,142	0
Varian Medical Systems, Inc. (a)	258,200	17,333
		456,562
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - 1.2%
Aetna, Inc.	73,700	$ 3,109
AmerisourceBergen Corp.	1,871,700	69,609
Cardinal Health, Inc.	1,080,800	43,891
Centene Corp. (a)	405,800	16,066
CIGNA Corp.	2,271,255	95,393
HMS Holdings Corp. (a)	1,908,600	61,037
Humana, Inc.	1,371,100	120,122
McKesson Corp.	954,000	74,326
UnitedHealth Group, Inc.	7,045,700	357,076
Universal Health Services, Inc. Class B	692,340	26,904
WellPoint, Inc.	213,110	14,119
		881,652
Health Care Technology - 0.6%
athenahealth, Inc. (a)	931,369	45,749
Cerner Corp. (a)	4,928,415	301,865
Quality Systems, Inc. (d)(e)	3,017,066	111,601
		459,215
Life Sciences Tools & Services - 1.1%
Agilent Technologies, Inc. (a)	826,105	28,856
Fluidigm Corp. (i)	1,027,387	13,520
Mettler-Toledo International, Inc. (a)(e)	3,185,700	470,560
Waters Corp. (a)	3,739,406	276,903
		789,839
Pharmaceuticals - 3.3%
Abbott Laboratories	10,236,355	575,590
Allergan, Inc.	1,905,193	167,162
Bayer AG	2,454,955	156,978
Bristol-Myers Squibb Co.	6,004,600	211,602
Eli Lilly & Co.	1,090,700	45,329
Forest Laboratories, Inc. (a)	274,700	8,312
MAP Pharmaceuticals, Inc. (a)	775,598	10,215
Merck & Co., Inc.	1,393,300	52,527
Novartis AG sponsored ADR	777,500	44,450
Novo Nordisk A/S Series B	3,424,081	393,411
Perrigo Co.	2,963,100	288,310
Piramal Healthcare Ltd.	35,231	251
Shire PLC	6,891,100	239,517
Valeant Pharmaceuticals International, Inc. (Canada)	1,586,077	74,227
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
ViroPharma, Inc. (a)	430,000	$ 11,778
Watson Pharmaceuticals, Inc. (a)	1,541,500	93,014
		2,372,673
TOTAL HEALTH CARE		7,157,445
INDUSTRIALS - 5.0%
Aerospace & Defense - 0.1%
AeroVironment, Inc. (a)	744,263	23,422
Precision Castparts Corp.	296,400	48,844
United Technologies Corp.	33,700	2,463
		74,729
Air Freight & Logistics - 0.5%
C.H. Robinson Worldwide, Inc.	4,353,125	303,761
United Parcel Service, Inc. Class B	406,800	29,774
XPO Logistics, Inc. (a)	56,829	702
		334,237
Airlines - 0.0%
Ryanair Holdings PLC sponsored ADR (a)	21,300	593
Commercial Services & Supplies - 0.6%
Aggreko PLC	2,173,468	68,088
Edenred	1,664,281	40,974
Stericycle, Inc. (a)	2,972,008	231,579
Swisher Hygiene, Inc.	6,357,060	23,775
Waste Connections, Inc.	2,255,096	74,734
		439,150
Electrical Equipment - 0.4%
Cooper Industries PLC Class A	569,341	30,830
Polypore International, Inc. (a)	1,184,821	52,120
Roper Industries, Inc.	2,018,545	175,351
Sensata Technologies Holding BV (a)	532,965	14,006
		272,307
Industrial Conglomerates - 0.9%
Danaher Corp.	13,773,027	647,883
Machinery - 0.2%
Cummins, Inc.	74,453	6,553
Deere & Co.	57,100	4,417
Donaldson Co., Inc.	109,400	7,448
Nordson Corp.	1,998,138	82,283
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
PACCAR, Inc.	223,441	$ 8,372
Westport Innovations, Inc. (a)(d)	990,252	32,916
		141,989
Marine - 0.0%
Kirby Corp. (a)	115,000	7,572
Professional Services - 0.4%
Experian PLC	6,885,802	93,632
IHS, Inc. Class A (a)	1,689,938	145,605
Nielsen Holdings B.V. (a)	1,670,270	49,590
Qualicorp SA	3,243,100	29,155
		317,982
Road & Rail - 1.4%
Canadian National Railway Co.	4,747,300	373,621
Canadian Pacific (d)	125,000	8,470
CSX Corp.	8,947,300	188,430
Localiza Rent A Car SA	2,409,200	33,102
Norfolk Southern Corp.	105,400	7,679
Union Pacific Corp.	3,874,154	410,428
		1,021,730
Trading Companies & Distributors - 0.5%
Air Lease Corp.:
Class A (a)(f)	1,624,500	38,517
Class A (d)	1,959,577	46,462
Fastenal Co. (d)	933,300	40,701
Mills Estruturas e Servicos de Engenharia SA	1,678,700	15,947
Noble Group Ltd.	8,000,000	6,969
W.W. Grainger, Inc.	1,326,900	248,382
		396,978
TOTAL INDUSTRIALS		3,655,150
INFORMATION TECHNOLOGY - 28.6%
Communications Equipment - 1.5%
Acme Packet, Inc. (a)	1,034,103	31,964
Aruba Networks, Inc. (a)	3,288,025	60,894
Cisco Systems, Inc.	919,500	16,625
F5 Networks, Inc. (a)	490,800	52,084
Motorola Solutions, Inc.	2,180,552	100,938
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
QUALCOMM, Inc.	13,050,943	$ 713,887
Riverbed Technology, Inc. (a)	3,888,766	91,386
		1,067,778
Computers & Peripherals - 8.7%
Apple, Inc. (a)	14,626,247	5,923,630
Dell, Inc. (a)	9,837,500	143,923
EMC Corp. (a)	11,099,400	239,081
Imagination Technologies Group PLC (a)	224,543	1,915
		6,308,549
Electronic Equipment & Components - 0.8%
Amphenol Corp. Class A (e)	11,160,072	506,556
IPG Photonics Corp. (a)	682,295	23,109
National Instruments Corp.	784,045	20,346
Trimble Navigation Ltd. (a)	71,907	3,121
		553,132
Internet Software & Services - 7.1%
Akamai Technologies, Inc. (a)	440,000	14,203
Baidu.com, Inc. sponsored ADR (a)	1,181,902	137,656
Bankrate, Inc. (d)	1,397,432	30,045
Constant Contact, Inc. (a)(d)(e)	1,854,870	43,052
eBay, Inc. (a)	14,457,965	438,510
Facebook, Inc. Class B (i)	3,464,225	86,606
Google, Inc. Class A (a)	6,472,721	4,180,730
GREE, Inc.	450,000	15,506
LinkedIn Corp. (a)(d)	762,200	48,026
LogMeIn, Inc. (a)(e)	1,388,154	53,513
MercadoLibre, Inc.	1,525,024	121,300
Qihoo 360 Technology Co. Ltd. ADR (d)	380,400	5,968
Stamps.com, Inc.	310,872	8,123
Tencent Holdings Ltd.	1,195,100	24,020
		5,207,258
IT Services - 4.3%
Accenture PLC Class A	12,795,000	681,078
Alliance Data Systems Corp. (a)(d)	1,502,314	156,000
Cognizant Technology Solutions Corp. Class A (a)	4,414,622	283,904
Fidelity National Information Services, Inc.	2,153,258	57,255
Fiserv, Inc. (a)	1,093,000	64,203
International Business Machines Corp.	1,687,936	310,378
MasterCard, Inc. Class A	1,716,146	639,814
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
ServiceSource International, Inc. (d)	1,283,839	$ 20,143
Visa, Inc. Class A	8,922,393	905,891
		3,118,666
Semiconductors & Semiconductor Equipment - 2.3%
Altera Corp.	7,082,900	262,776
Analog Devices, Inc.	1,253,354	44,845
ARM Holdings PLC sponsored ADR	15,798,500	437,144
ASML Holding NV	2,552,900	106,686
Avago Technologies Ltd.	6,711,390	193,691
Broadcom Corp. Class A	296,800	8,714
Intel Corp.	1,901,600	46,114
KLA-Tencor Corp.	515,500	24,873
Samsung Electronics Co. Ltd.	486,567	443,000
Skyworks Solutions, Inc. (a)	6,605,967	107,149
		1,674,992
Software - 3.9%
Activision Blizzard, Inc.	3,144,623	38,742
ANSYS, Inc. (a)	1,008,425	57,763
Check Point Software Technologies Ltd. (a)	8,441,600	443,522
Citrix Systems, Inc. (a)	5,538,100	336,273
CommVault Systems, Inc. (a)	442,417	18,900
Concur Technologies, Inc. (a)	155,000	7,872
Descartes Systems Group, Inc. (a)	516,700	3,714
Fortinet, Inc. (a)	2,824,021	61,592
Informatica Corp. (a)(e)	5,489,031	202,710
Intuit, Inc.	5,457,000	286,984
Jive Software, Inc.	1,171,661	18,747
NetSuite, Inc. (a)(d)	981,628	39,805
Nexon Co. Ltd.	1,738,100	24,999
Nuance Communications, Inc. (a)	1,006,100	25,313
Oracle Corp.	13,564,892	347,939
QLIK Technologies, Inc. (a)	1,182,500	28,617
Red Hat, Inc. (a)	2,778,825	114,738
salesforce.com, Inc. (a)	3,466,435	351,704
SAP AG sponsored ADR	694,361	36,766
SolarWinds, Inc. (a)	2,454,154	68,594
Solera Holdings, Inc.	1,253,770	55,843
Take-Two Interactive Software, Inc. (a)	500,000	6,775
TIBCO Software, Inc. (a)	1,437,605	34,373
Trion World Network, Inc. warrants 8/10/17 (a)(i)	124,282	0*
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Ultimate Software Group, Inc. (a)	280,905	$ 18,293
VMware, Inc. Class A (a)	1,453,000	120,875
Workday, Inc. (a)(i)	1,223,783	29,983
Zynga, Inc.	708,900	6,671
Zynga, Inc. Class B (i)	5,862,380	49,648
		2,837,755
TOTAL INFORMATION TECHNOLOGY		20,768,130
MATERIALS - 5.1%
Chemicals - 0.4%
CVR Partners LP	251,500	6,242
Ecolab, Inc.	2,082,463	120,387
Filtrona PLC	2,385,356	14,093
Monsanto Co.	1,300,400	91,119
PPG Industries, Inc.	448,200	37,420
Praxair, Inc.	198,200	21,188
Sherwin-Williams Co.	170,900	15,256
Sigma Aldrich Corp.	114,400	7,145
		312,850
Containers & Packaging - 0.1%
Ball Corp.	662,082	23,643
Lock & Lock Co. Ltd.	78,542	2,592
Silgan Holdings, Inc.	677,700	26,186
		52,421
Metals & Mining - 4.6%
Alacer Gold Corp. (a)	3,675,700	37,861
Alamos Gold, Inc.	51,400	886
Allied Nevada Gold Corp. (Canada) (a)	1,661,200	50,485
Altius Minerals Corp. (a)	99,600	1,055
AngloGold Ashanti Ltd. sponsored ADR	3,273,319	138,952
Aurizon Mines Ltd. (a)	2,392,334	11,746
Avion Gold Corp. (a)(e)	37,371,615	59,448
B2Gold Corp. (a)(e)	27,531,333	83,805
B2Gold Corp. (a)(e)(f)	5,850,000	17,807
Barrick Gold Corp.	273,800	12,408
Chesapeake Gold Corp. (a)	8,000	80
Dalradian Resources, Inc. (a)(e)	3,991,600	7,447
Eldorado Gold Corp.	25,490,288	350,917
Extorre Gold Mines Ltd. (a)	3,260,009	24,104
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Extorre Gold Mines Ltd. (f)	569,000	$ 4,207
Franco-Nevada Corp. (e)	11,430,200	435,254
Franco-Nevada Corp. warrants 6/16/17 (a)(f)	342,250	1,916
Freeport-McMoRan Copper & Gold, Inc.	1,272,800	46,826
Gabriel Resources Ltd. (a)	2,814,300	17,354
Goldcorp, Inc.	13,045,683	579,139
Ivanhoe Mines Ltd. (a)(d)	15,962,949	283,552
Kinross Gold Corp. warrants 9/17/14 (a)	1,076,758	1,533
Kirkland Lake Gold, Inc. (a)	710,400	10,756
Medusa Mining Ltd. (e)	12,516,032	56,958
New Gold, Inc. (a)	15,882,611	160,323
Newcrest Mining Ltd.	18,080,198	547,296
Newmont Mining Corp.	1,896,200	113,791
Novagold Resources, Inc. (a)	1,553,577	13,241
Osisko Mining Corp. (a)	752,700	7,273
Pilot Gold, Inc. (a)	22,725	29
Pretium Resources, Inc.	1,932,200	23,735
Randgold Resources Ltd. sponsored ADR	909,720	92,882
Royal Gold, Inc.	793,044	53,475
Tahoe Resources, Inc. (a)	468,100	8,126
Tahoe Resources, Inc. (a)(f)	5,376,500	93,339
		3,348,006
TOTAL MATERIALS		3,713,277
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.2%
Nippon Telegraph & Telephone Corp. sponsored ADR	2,053,100	52,005
Telefonica Brasil SA sponsored ADR	3,263,830	89,200
		141,205
Wireless Telecommunication Services - 0.7%
American Tower Corp. Class A	7,213,200	432,864
Millicom International Cellular SA (depositary receipt)	422,100	42,296
TIM Participacoes SA sponsored ADR	2,396,963	61,842
Vodafone Group PLC sponsored ADR	258,100	7,235
		544,237
TOTAL TELECOMMUNICATION SERVICES		685,442
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - 0.2%
Gas Utilities - 0.1%
ONEOK, Inc.	1,045,400	$ 90,626
Multi-Utilities - 0.1%
YTL Corp. Bhd	83,322,050	38,901
Water Utilities - 0.0%
Heckmann Corp. (a)	1,200,000	7,980
TOTAL UTILITIES		137,507
TOTAL COMMON STOCKS (Cost $46,195,555)		69,599,830
Convertible Preferred Stocks - 0.1%

CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Glam Media, Inc. Series M-1:
8.00%	1,228,557	6,279
8.00%	87,753	449
8.00%	87,753	449
		7,177
HEALTH CARE - 0.0%
Health Care Equipment & Supplies - 0.0%
superDimension Ltd.:
Series D, 6.00% (a)(i)	698,064	14,960
Series E, 6.00% (i)	48,567	1,041
		16,001
INFORMATION TECHNOLOGY - 0.1%
Internet Software & Services - 0.0%
Digg, Inc. Series C, 8.00% (a)(i)	410,013	1,005
Software - 0.1%
Trion World Network, Inc.:
Series C, 8.00% (a)(i)	3,950,196	16,907
Series C-1, 8.00% (a)(i)	310,705	1,330
		18,237
TOTAL INFORMATION TECHNOLOGY		19,242
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $69,389)		42,420
Corporate Bonds - 0.1%
	Principal Amount (000s)	Value (000s)
Convertible Bonds - 0.1%
MATERIALS - 0.1%
Metals & Mining - 0.1%
Ivanplats Ltd. 8% 11/10/14 pay-in-kind (i)	$ 40,578	$ 40,578
Nonconvertible Bonds - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Glam Media, Inc.:
9% 11/18/13	2,693	2,693
9% 11/18/13	192	192
9% 11/18/13	192	192
		3,077
Specialty Retail - 0.0%
J. Crew Group, Inc. 8.125% 3/1/19	8,171	7,803
TOTAL CONSUMER DISCRETIONARY		10,880
TOTAL CORPORATE BONDS (Cost $51,141)		51,458
Money Market Funds - 5.0%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	3,449,696,324	3,449,696
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	217,801,929	217,802
TOTAL MONEY MARKET FUNDS (Cost $3,667,498)		3,667,498
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $49,983,583)		73,361,206
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(637,136)
NET ASSETS - 100%		$ 72,724,070
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $255,982,000 or 0.4% of net assets.

(g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes which is owned by the Fund.

(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $498,423,000 or 0.7% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Digg, Inc. Series C, 8.00%	9/23/08	$ 4,317
Facebook, Inc. Class B	3/31/11 - 5/19/11	$ 86,629
Fluidigm Corp.	10/9/07 - 1/6/11	$ 18,170
Groupon, Inc.	12/17/10	$ 82,952
Ivanplats Ltd. 8% 11/10/14 pay-in-kind	11/10/11	$ 40,578
Legend Pictures LLC	9/23/10	$ 20,850
Metro Bank PLC Class A	12/8/09 - 12/1/10	$ 21,310
superDimension Ltd. warrants 6/16/20	6/15/10	$ 0
superDimension Ltd. Series D, 6.00%	2/27/08 - 5/22/08	$ 14,960
superDimension Ltd. Series E, 6.00%	6/15/10	$ 1,041
Trion World Network, Inc. warrants 8/10/17	8/10/10	$ 0*
Trion World Network, Inc. Series C, 8.00%	8/22/08	$ 21,691
Trion World Network, Inc. Series C-1, 8.00%	8/10/10	$ 1,706
Weinstein Co. Holdings LLC Class A-1	10/19/05	$ 41,234
Workday, Inc.	10/13/11	$ 16,227
Zynga, Inc. Class B	2/18/11	$ 82,244
* Amount represents less than $1,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 4,225
Fidelity Securities Lending Cash Central Fund	3,761
Total	$ 7,986
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Altera Corp.	$ 634,370	$ 69,099	$ 454,787	$ 4,307	$ -
Amphenol Corp. Class A	550,918	61,753	22,528	664	506,556
Avion Gold Corp.	-	70,301	-	-	59,448
B2Gold Corp.	58,815	15,283	-	-	83,805
B2Gold Corp. 144A	15,779	-	-	-	17,807
Birchcliff Energy Ltd.	80,976	-	12,770	-	98,366
Cavium, Inc.	100,452	47,862	126,771	-	-
Chipotle Mexican Grill, Inc.	631,915	13,860	65,219	-	949,372
Cirrus Logic, Inc.	66,844	16,478	79,969	-	-
Constant Contact, Inc.	57,482	-	-	-	43,052
Dalradian Resources, Inc.	-	8,089	-	-	7,447
Diamond Foods, Inc.	74,649	39,912	64,053	269	-
Discovery Communications, Inc.	559,889	100,623	-	-	649,586
Dollar Tree, Inc.	508,287	89,674	120,700	-	720,888
Franco-Nevada Corp.	23,182	-	30,144	161	-
Franco-Nevada Corp.	305,903	88,533	-	3,353	435,254
Franco-Nevada Corp. warrants 6/16/17 144A	2,544	-	33	-	-
Hill-Rom Holdings, Inc.	127,108	106,420	115,196	1,679	-
Informatica Corp.	207,780	97,193	55,277	-	202,710
J. Crew Group, Inc.	275,365	-	277,661	-	-
LogMeIn, Inc.	49,453	8,927	-	-	53,513
Medusa Mining Ltd.	48,539	48,888	7,588	1,034	56,958
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Metro Bank PLC Class A	$ 23,284	$ -	$ -	$ -	$ 11,513
Mettler-Toledo International, Inc.	489,149	7,138	15,247	-	470,560
Micrel, Inc.	81,148	-	73,073	351	-
Noble Energy, Inc.	1,143,438	338,543	-	12,334	1,613,053
Polypore International, Inc.	95,480	5,263	65,226	-	-
Quality Systems, Inc.	133,299	41,227	66,124	2,545	111,601
Skyworks Solutions, Inc.	358,487	46,787	164,417	-	-
Targacept, Inc.	41,953	11,996	17,192	-	-
Tim Hortons, Inc.	480,467	14,473	7,324	-	-
TJX Companies, Inc.	909,199	74,341	129,733	14,189	1,245,690
TreeHouse Foods, Inc.	174,155	8,917	-	-	232,324
Total	$ 8,310,309	$ 1,431,580	$ 1,971,032	$ 40,886	$ 7,569,503
Other Information

The following is a summary of the inputs used, as of December 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 15,611,049	$ 15,372,540	$ 195,019	$ 43,490
Consumer Staples	6,045,466	6,045,466	-	-
Energy	5,942,328	5,942,328	-	-
Financials	5,891,213	5,725,120	154,580	11,513
Health Care	7,173,446	6,524,517	632,928	16,001
Industrials	3,655,150	3,655,150	-	-
Information Technology	20,787,372	20,601,893	49,648	135,831
Materials	3,713,277	3,713,277	-	-
Telecommunication Services	685,442	685,442	-	-
Utilities	137,507	137,507	-	-
Corporate Bonds	51,458	-	7,803	43,655
Money Market Funds	3,667,498	3,667,498	-	-
Total Investments in Securities:	$ 73,361,206	$ 72,070,738	$ 1,039,978	$ 250,490
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 162,291
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(12,634)
Cost of Purchases	173,375
Proceeds of Sales	(39,240)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	(33,302)
Ending Balance	$ 250,490
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2011	$ (17,681)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	84.1%
Canada	5.4%
United Kingdom	1.4%
Ireland	1.2%
Others (Individually Less Than 1%)	7.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	December 31, 2011
Assets
Investment in securities, at value (including securities loaned of $211,115) - See accompanying schedule: Unaffiliated issuers (cost $42,213,824)	$ 62,124,205
Fidelity Central Funds (cost $3,667,498)	3,667,498
Other affiliated issuers (cost $4,102,261)	7,569,503
Total Investments (cost $49,983,583)		$ 73,361,206
Cash		6,398
Receivable for investments sold Regular delivery		30,692
Delayed delivery		613
Receivable for fund shares sold		141,761
Dividends receivable		57,828
Interest receivable		692
Distributions receivable from Fidelity Central Funds		585
Prepaid expenses		217
Other receivables		2,632
Total assets		73,602,624

Liabilities
Payable to custodian bank	$ 51
Payable for investments purchased Regular delivery	201,942
Delayed delivery	332
Payable for fund shares redeemed	410,789
Distributions payable	5
Accrued management fee	36,396
Other affiliated payables	9,106
Other payables and accrued expenses	2,131
Collateral on securities loaned, at value	217,802
Total liabilities		878,554

Net Assets		$ 72,724,070
Net Assets consist of:
Paid in capital		$ 54,041,042
Accumulated net investment loss		(119,976)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,574,515)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		23,377,519
Net Assets		$ 72,724,070

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	December 31, 2011
Contrafund: Net Asset Value, offering price and redemption price per share ($54,676,832 ÷ 810,639 shares)	$ 67.45

Class K: Net Asset Value, offering price and redemption price per share ($18,047,238 ÷ 267,756 shares)	$ 67.40

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended December 31, 2011
Investment Income
Dividends (including $40,886 earned from other affiliated issuers)		$ 645,562
Interest		782
Income from Fidelity Central Funds		7,986
Total income		654,330

Expenses
Management fee Basic fee	$ 421,740
Performance adjustment	53,295
Transfer agent fees	112,015
Accounting and security lending fees	2,959
Custodian fees and expenses	2,664
Independent trustees' compensation	432
Registration fees	727
Audit	274
Legal	234
Tax expense	7
Miscellaneous	767
Total expenses before reductions	595,114
Expense reductions	(3,360)	591,754
Net investment income (loss)		62,576
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,107,896
Other affiliated issuers	203,836
Foreign currency transactions	(8,179)
Total net realized gain (loss)		1,303,553
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,484,167)
Assets and liabilities in foreign currencies	(560)
Total change in net unrealized appreciation (depreciation)		(1,484,727)
Net gain (loss)		(181,174)
Net increase (decrease) in net assets resulting from operations		$ (118,598)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 62,576	$ (5,365)
Net realized gain (loss)	1,303,553	1,184,715
Change in net unrealized appreciation (depreciation)	(1,484,727)	9,616,515
Net increase (decrease) in net assets resulting from operations	(118,598)	10,795,865
Distributions to shareholders from net investment income	(63,685)	(11,023)
Distributions to shareholders from net realized gain	(166,900)	(443,362)
Total distributions	(230,585)	(454,385)
Share transactions - net increase (decrease)	(1,458,848)	216,951
Total increase (decrease) in net assets	(1,808,031)	10,558,431

Net Assets
Beginning of period	74,532,101	63,973,670
End of period (including accumulated net investment loss of $119,976 and accumulated net investment loss of $1,471, respectively)	$ 72,724,070	$ 74,532,101

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Contrafund

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 67.73	$ 58.28	$ 45.26	$ 73.11	$ 65.21
Income from Investment Operations
Net investment income (loss) B	.04	(.02)	.11	.23	.48
Net realized and unrealized gain (loss)	(.13)	9.86	13.11	(27.22)	12.34
Total from investment operations	(.09)	9.84	13.22	(26.99)	12.82
Distributions from net investment income	(.04)	(.01)	(.11)	(.21)	(.44)
Distributions from net realized gain	(.15)	(.38)	(.09)	(.65)	(4.48)
Total distributions	(.19)	(.39)	(.20) F	(.86)	(4.92)
Net asset value, end of period	$ 67.45	$ 67.73	$ 58.28	$ 45.26	$ 73.11
Total Return A	(.14)%	16.93%	29.23%	(37.16)%	19.78%
Ratios to Average Net Assets C, E
Expenses before reductions	.81%	.92%	1.02%	.95%	.89%
Expenses net of fee waivers, if any	.81%	.92%	1.02%	.95%	.89%
Expenses net of all reductions	.81%	.91%	1.01%	.94%	.89%
Net investment income (loss)	.06%	(.03)%	.22%	.37%	.68%
Supplemental Data
Net assets, end of period (in millions)	$ 54,677	$ 60,498	$ 57,225	$ 45,149	$ 81,144
Portfolio turnover rate D	55%	46%	58%	78%	56%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.20 per share is comprised of distributions from net investment income of $.113 and distributions from net realized gain of $.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended December 31,	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 67.70	$ 58.25	$ 45.23	$ 68.59
Income from Investment Operations
Net investment income (loss) D	.12	.06	.19	.22
Net realized and unrealized gain (loss)	(.14)	9.87	13.11	(23.30)
Total from investment operations	(.02)	9.93	13.30	(23.08)
Distributions from net investment income	(.13)	(.01)	(.20)	(.28)
Distributions from net realized gain	(.15)	(.47)	(.09)	-
Total distributions	(.28)	(.48)	(.28) I	(.28)
Net asset value, end of period	$ 67.40	$ 67.70	$ 58.25	$ 45.23
Total Return B, C	(.02)%	17.09%	29.43%	(33.63)%
Ratios to Average Net Assets E, H
Expenses before reductions	.69%	.79%	.86%	.82% A
Expenses net of fee waivers, if any	.69%	.79%	.86%	.82% A
Expenses net of all reductions	.69%	.78%	.85%	.82% A
Net investment income (loss)	.18%	.10%	.38%	.75% A
Supplemental Data
Net assets, end of period (in millions)	$ 18,047	$ 14,034	$ 6,749	$ 3,301
Portfolio turnover rate F	55%	46%	58%	78%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to December 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $.28 per share is comprised of distributions from net investment income of $.196 and distributions from net realized gain of $.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2011

(Amounts in thousands except percentages)

1. Organization.

Fidelity Contrafund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Contrafund and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

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3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of

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3. Significant Accounting Policies - continued

Foreign Currency - continued

investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. As of December 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, contingent interest, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 23,986,827
Gross unrealized depreciation	(1,261,760)
Net unrealized appreciation (depreciation) on securities and other investments	$ 22,725,067

Tax Cost	$ 50,636,139

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (3,399,721)
Net unrealized appreciation (depreciation)	$ 22,724,963

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (497,405)
2017	(2,902,316)
Total with expiration	$ (3,399,721)

The tax character of distributions paid was as follows:

	December 31, 2011	December 31, 2010
Ordinary Income	$ 230,585	$ 454,385

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $40,300,946 and $41,985,130, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Contrafund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .63% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Contrafund. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Contrafund	$ 103,562.17
Class K	8,453.05
	$ 112,015

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

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6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $761 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $231 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $3,761, including $34 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

9. Expense Reductions - continued

certain expenses on behalf of the Fund totaling $3,330 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $30.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2011	2010
From net investment income
Contrafund	$ 28,410	$ 9,746
Class K	35,275	1,277
Total	$ 63,685	$ 11,023
From net realized gain
Contrafund	$ 130,522	$ 351,760
Class K	36,378	91,602
Total	$ 166,900	$ 443,362

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2011	2010	2011	2010
Contrafund
Shares sold	136,499	140,195	$ 9,377,328	$ 8,546,117
Reinvestment of distributions	2,271	5,490	153,775	351,012
Shares redeemed	(221,335)	(234,389)	(15,103,275)	(14,056,256)
Net increase (decrease)	(82,565)	(88,704)	$ (5,572,172)	$ (5,159,127)
Class K
Shares sold	113,775	121,022	$ 7,765,531	$ 7,167,377
Reinvestment of distributions	1,073	1,416	71,653	92,878
Shares redeemed	(54,389)	(30,996)	(3,723,860)	(1,884,177)
Net increase (decrease)	60,459	91,442	$ 4,113,324	$ 5,376,078

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Contrafund and the Shareholders of Fidelity Contrafund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Contrafund (a fund of Fidelity Contrafund) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Contrafund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 13, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

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Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

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Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Contrafund designates 32%, 100%, and 100% of the dividends distributed in February, December 16, and December 28, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Contrafund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Contrafund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Fidelity Contrafund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the second quartile for the one- and three-year periods and the first quartile for the five-year period. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Contrafund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

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851 East Hamilton Avenue
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2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
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73575 El Paseo
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251 University Avenue
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123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
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1220 Roseville Parkway
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Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
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Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
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121 Alhambra Plaza
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2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
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3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
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Orland Park, IL

1572 East Golf Road
Schaumburg, IL

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Naperville, IL

Indiana

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Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

1576 East Southlake Blvd.
Southlake, TX

15600 Southwest Freeway
Sugar Land, TX

139 N. Loop 1604 East
San Antonio, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

11957 Democracy Drive
Reston, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

304 Strander Blvd
Tukwila, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc. Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

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for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

CON-UANN-0212
1.787729.108

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor®

New Insights

Fund - Class A, Class T, Class B
and Class C

Annual Report

December 31, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Acting chairman's photo appears here)

Dear Shareholder:

The investment environment in 2011 was characterized by a number of headline events, most notably the early-August decision by Standard & Poor's to lower the long-term sovereign credit rating of the United States. The historic downgrade followed a stalemate in which Congress struggled to address the debt ceiling, heightening investor anxiety and within a matter of days wiping out a solid first-half advance that was largely driven by encouraging corporate earnings and economic activity. At the same time, investors were becoming increasingly concerned about the sovereign debt crisis in Europe and its potential to derail the U.S. economy, as well as persistently high unemployment. The combination of these factors set off a wave of unusually high volatility that lasted until late in the year, with wide weekly, and even daily, swings fueled largely by the latest developments coming out of the eurozone.

Against this backdrop, equities struggled to gain any significant momentum in the second half, and finished 2011 with only a modest gain, due in part to a strong October. High-grade bonds, meanwhile, benefited from periodic flights to quality and turned in a solid performance, paced by municipal issues and Treasuries.

Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles. One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(Acting chairman's signature appears here)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended December 31, 2011	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	-6.73%	0.85%	8.17%
Class T (incl. 3.50% sales charge)	-4.71%	1.08%	8.23%
Class B (incl. contingent deferred sales charge)B	-6.75%	0.84%	8.20%
Class C (incl. contingent deferred sales charge)C	-2.72%	1.30%	8.12%

A From July 31, 2003.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

$10,000 Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor ® New Insights Fund - Class A on July 31, 2003, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks endured one of the most volatile years on record for the 12 months ending December 31, 2011, leaving the broad-based S&P 500® Index with only a 2.11% gain. Strong corporate earnings reports and hints of economic recovery sent stocks mostly upward through April, when sovereign debt woes in Europe renewed fears of a global slowdown. In late July and early August, equities plummeted amid congressional debate over the U.S. debt ceiling, a downgrade of the country's long-term sovereign credit rating and lingering instability in the eurozone. Stock market volatility was a constant, with October optimism giving way to more uncertainty by period end. Against this backdrop, investors favored more-stable dividend-paying stocks, contributing to the 8.38% lift in the blue-chip Dow Jones Industrial AverageSM, while the more volatile, growth-oriented Nasdaq Composite® Index returned -0.83%. Within the S&P 500®, defensive sectors such as utilities (+20%) and consumer staples (+14%) fared best, while many cyclical groups, including financials (-17%) and industrials (-1%), struggled. Small and mid-sized stocks trailed their large-cap counterparts, with the Russell 2000® and Russell Midcap® indexes returning -4.18% and -1.55%, respectively. Foreign developed-markets stocks were stung by Europe's turmoil, as the MSCI® EAFE® (Europe, Australasia, Far East) Index returned -12.04%.

Comments from William Danoff, Portfolio Manager of Fidelity Advisor® New Insights Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned -1.04%, -1.25%, -1.85% and -1.73%, respectively (excluding sales charges), lagging the S&P 500®. It was a challenging period for active managers. The market was much more volatile than usual, with market participants reacting daily to headline events. Correlations were extremely high, which made stock picking very difficult. The fund was hurt by having little or no exposure to some big index components that did well during the period, including energy giant Exxon Mobil, technology leader International Business Machines and phone company Verizon Communications. Other detractors included out-of-index positions in Australia's Newcrest Mining and several other gold-related stocks within the underperforming materials sector, along with weak positioning in energy, health care and consumer staples. Conversely, the fund was helped by positioning in the consumer discretionary sector and an underweighting in the hard-hit financials sector. Top individual contributors included a big position in consumer electronics giant and benchmark heavyweight Apple, not owning diversified financials firm Bank of America, and a stake in fast-food chains McDonald's and Chipotle Mexican Grill.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1, 2011 to December 31, 2011
Class A	1.10%
Actual		$ 1,000.00	$ 951.30	$ 5.41
HypotheticalA		$ 1,000.00	$ 1,019.66	$ 5.60
Class T	1.35%
Actual		$ 1,000.00	$ 950.20	$ 6.64
HypotheticalA		$ 1,000.00	$ 1,018.40	$ 6.87
Class B	1.92%
Actual		$ 1,000.00	$ 947.00	$ 9.42
HypotheticalA		$ 1,000.00	$ 1,015.53	$ 9.75
Class C	1.85%
Actual		$ 1,000.00	$ 947.80	$ 9.08
HypotheticalA		$ 1,000.00	$ 1,015.88	$ 9.40
Institutional Class	.83%
Actual		$ 1,000.00	$ 952.70	$ 4.09
HypotheticalA		$ 1,000.00	$ 1,021.02	$ 4.23

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	7.6	6.4
Google, Inc. Class A	5.7	4.0
McDonald's Corp.	3.1	2.5
The Coca-Cola Co.	2.7	2.2
Berkshire Hathaway, Inc. Class A	2.6	2.4
Noble Energy, Inc.	2.1	1.8
TJX Companies, Inc.	1.7	1.2
The Walt Disney Co.	1.7	1.9
Wells Fargo & Co.	1.5	1.6
NIKE, Inc. Class B	1.5	1.3
	30.2
Top Five Market Sectors as of December 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	28.0	29.6
Consumer Discretionary	21.1	18.5
Health Care	10.5	10.3
Energy	8.1	7.9
Consumer Staples	8.1	5.8
Asset Allocation (% of fund's net assets)
As of December 31, 2011 *		As of June 30, 2011 **
	Stocks 93.9%		Stocks 93.2%
	Bonds 0.1%		Bonds † 0.0%
	Convertible Securities 0.3%		Convertible Securities 0.4%
	Short-Term Investments and Net Other Assets 5.7%		Short-Term Investments and Net Other Assets 6.4%
* Foreign investments	15.6%	** Foreign investments	18.5%

† Amount represents less than 0.1%

Annual Report

Investments December 31, 2011

Showing Percentage of Net Assets

Common Stocks - 93.9%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 21.1%
Auto Components - 0.2%
Gentex Corp.	642,500	$ 19,012
TRW Automotive Holdings Corp. (a)	430,900	14,047
		33,059
Automobiles - 0.3%
Hyundai Motor Co.	173,167	31,741
Tesla Motors, Inc. (a)(d)	769,500	21,977
		53,718
Distributors - 0.0%
LKQ Corp. (a)	121,300	3,649
Diversified Consumer Services - 0.3%
Anhanguera Educacional Participacoes SA	260,144	2,806
Kroton Educacional SA:
rights 1/23/12 (a)	8,965	3
unit (a)	368,900	3,641
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	1,267,962	30,494
Weight Watchers International, Inc.	105,200	5,787
		42,731
Hotels, Restaurants & Leisure - 6.7%
Arcos Dorados Holdings, Inc.	705,600	14,486
Buffalo Wild Wings, Inc. (a)	188,467	12,723
Chipotle Mexican Grill, Inc. (a)	556,878	188,080
Dunkin' Brands Group, Inc. (a)(d)	1,126,900	28,150
Galaxy Entertainment Group Ltd. (a)	7,280,000	13,348
Hyatt Hotels Corp. Class A (a)	93,100	3,504
Las Vegas Sands Corp. (a)	1,180,922	50,461
McDonald's Corp.	5,358,752	537,644
Paradise Co. Ltd.	310,061	2,241
Starbucks Corp.	3,227,282	148,487
Tim Hortons, Inc.	34,100	1,651
Tim Hortons, Inc. (Canada)	2,742,700	132,934
Wyndham Worldwide Corp.	105,000	3,972
Wynn Resorts Ltd.	73,900	8,165
		1,145,846
Household Durables - 0.2%
D.R. Horton, Inc.	280,000	3,531
Garmin Ltd.	47,300	1,883
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Household Durables - continued
iRobot Corp. (a)	47,300	$ 1,412
Tempur-Pedic International, Inc. (a)	625,225	32,843
		39,669
Internet & Catalog Retail - 2.5%
Amazon.com, Inc. (a)	1,323,000	229,011
Expedia, Inc. (d)	210,000	6,094
Groupon, Inc. (h)	2,158,720	40,081
Groupon, Inc. Class A	36,300	749
Liberty Media Corp. Interactive Series A (a)	201,500	3,267
Ocado Group PLC (a)(d)	3,146,100	2,658
Priceline.com, Inc. (a)	276,400	129,275
Rakuten, Inc.	1,539	1,656
Start Today Co. Ltd.	54,100	1,266
TripAdvisor, Inc. (a)	482,100	12,154
		426,211
Leisure Equipment & Products - 0.1%
Mattel, Inc.	304,500	8,453
Polaris Industries, Inc.	136,400	7,636
		16,089
Media - 2.8%
DIRECTV (a)	105,356	4,505
Discovery Communications, Inc. (a)	3,589,600	147,066
Legend Pictures LLC (a)(g)(h)	5,533	4,150
Liberty Media Corp. Capital Series A (a)	154,632	12,069
Scripps Networks Interactive, Inc. Class A	584,000	24,773
The Walt Disney Co.	7,496,680	281,126
Weinstein Co. Holdings LLC Class A-1 (a)(g)(h)	2,267	850
		474,539
Multiline Retail - 1.5%
Dollar General Corp. (a)	517,800	21,302
Dollar Tree, Inc. (a)	1,969,009	163,644
Dollarama, Inc.	285,400	12,471
Dollarama, Inc. (a)(f)	229,600	10,033
Family Dollar Stores, Inc.	58,700	3,385
JCPenney Co., Inc.	252,700	8,882
Kohl's Corp.	126,900	6,263
Macy's, Inc.	633,500	20,386
		246,366
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 4.1%
AutoZone, Inc. (a)	87,300	$ 28,370
Bed Bath & Beyond, Inc. (a)	1,948,900	112,978
Belle International Holdings Ltd.	598,000	1,043
Cia.Hering SA	77,500	1,350
Dick's Sporting Goods, Inc.	215,600	7,951
Express, Inc.	406,600	8,108
Foschini Ltd.	267,100	3,474
GNC Holdings, Inc.	543,100	15,723
Limited Brands, Inc.	719,500	29,032
O'Reilly Automotive, Inc. (a)	341,000	27,263
Penske Automotive Group, Inc.	279,000	5,371
PetSmart, Inc.	379,500	19,465
Ross Stores, Inc.	2,150,600	102,218
Sally Beauty Holdings, Inc. (a)	643,946	13,607
Select Comfort Corp. (a)	79,900	1,733
TJX Companies, Inc.	4,478,900	289,113
Tractor Supply Co.	56,700	3,978
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	262,002	17,009
Vitamin Shoppe, Inc. (a)	211,835	8,448
Zumiez, Inc. (a)	120,600	3,348
		699,582
Textiles, Apparel & Luxury Goods - 2.4%
Arezzo Industria e Comercio SA	44,000	548
Burberry Group PLC	1,363,600	25,097
China Hongxing Sports Ltd. (a)	6,000,000	532
Coach, Inc.	134,200	8,192
NIKE, Inc. Class B	2,657,400	256,094
PVH Corp.	175,516	12,372
Ralph Lauren Corp.	248,751	34,348
Under Armour, Inc. Class A (sub. vtg.) (a)	525,800	37,747
Vera Bradley, Inc. (a)	19,800	639
VF Corp.	309,700	39,329
		414,898
TOTAL CONSUMER DISCRETIONARY		3,596,357
CONSUMER STAPLES - 8.1%
Beverages - 3.0%
Anheuser-Busch InBev SA NV ADR	399,000	24,335
Boston Beer Co., Inc. Class A (a)(d)	23,170	2,515
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Beverages - continued
Diageo PLC sponsored ADR	19,700	$ 1,722
Dr Pepper Snapple Group, Inc.	456,300	18,015
Hansen Natural Corp. (a)	52,000	4,791
The Coca-Cola Co.	6,470,287	452,726
		504,104
Food & Staples Retailing - 1.1%
C.P. Seven Eleven PCL (For. Reg.)	1,145,300	1,876
Costco Wholesale Corp.	1,088,600	90,702
Drogasil SA	517,382	3,602
Shoprite Holdings Ltd.	217,600	3,671
Tesco PLC	1,607,000	10,070
Wal-Mart Stores, Inc.	1,044,300	62,407
Whole Foods Market, Inc.	330,800	23,017
		195,345
Food Products - 1.1%
General Mills, Inc.	816,900	33,011
Kraft Foods, Inc. Class A	896,800	33,504
Mead Johnson Nutrition Co. Class A	323,800	22,255
Orion Corp.	5,138	2,998
Tingyi (Cayman Islands) Holding Corp.	5,002,000	15,199
TreeHouse Foods, Inc. (a)	832,693	54,441
Unilever PLC sponsored ADR	94,400	3,164
Want Want China Holdings Ltd.	26,525,000	26,468
		191,040
Household Products - 1.7%
Colgate-Palmolive Co.	2,713,900	250,737
Kimberly-Clark Corp.	491,700	36,169
Procter & Gamble Co.	6,867	458
Unicharm Corp.	84,300	4,157
		291,521
Personal Products - 1.0%
Estee Lauder Companies, Inc. Class A	1,475,300	165,706
Hengan International Group Co. Ltd.	184,000	1,721
		167,427
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Tobacco - 0.2%
Philip Morris International, Inc.	423,339	$ 33,224
Swedish Match Co.	49,600	1,761
		34,985
TOTAL CONSUMER STAPLES		1,384,422
ENERGY - 8.1%
Energy Equipment & Services - 0.8%
Carbo Ceramics, Inc.	23,800	2,935
FMC Technologies, Inc. (a)	224,500	11,726
Schlumberger Ltd.	1,741,500	118,962
Weatherford International Ltd. (a)	72,848	1,066
		134,689
Oil, Gas & Consumable Fuels - 7.3%
Anadarko Petroleum Corp.	2,786,200	212,671
Apache Corp.	170,261	15,422
Baytex Energy Corp. (d)	29,600	1,656
BG Group PLC	490,139	10,479
Birchcliff Energy Ltd. (a)	1,086,100	14,504
Cabot Oil & Gas Corp.	211,000	16,015
Canadian Natural Resources Ltd.	881,000	33,003
Celtic Exploration Ltd. (a)	143,100	3,214
Concho Resources, Inc. (a)	1,177,600	110,400
Concho Resources, Inc. (a)	123,780	11,604
Continental Resources, Inc. (a)(d)	1,039,800	69,365
Enterprise Products Partners LP	266,300	12,351
EOG Resources, Inc.	564,800	55,638
GoviEx Uranium, Inc. (a)(h)	3,477,000	8,693
Gran Tierra Energy, Inc. (Canada) (a)	156,200	755
Ivanhoe Energy, Inc. (f)	772,500	850
Kosmos Energy Ltd.	677,200	8,302
Noble Energy, Inc.	3,848,200	363,232
Oasis Petroleum, Inc. (a)	133,852	3,894
Occidental Petroleum Corp.	1,990,900	186,547
OGX Petroleo e Gas Participacoes SA (a)	188,200	1,376
Painted Pony Petroleum Ltd. (a)(f)	116,500	1,281
Painted Pony Petroleum Ltd. Class A (a)	648,231	7,129
Plains Exploration & Production Co. (a)	158,100	5,805
QEP Resources, Inc.	261,900	7,674
Range Resources Corp.	68,600	4,249
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Skope Energy, Inc. (f)	784,000	$ 1,193
Southwestern Energy Co. (a)	36,300	1,159
Spectra Energy Corp.	60,200	1,851
Tourmaline Oil Corp. (a)	1,200,300	31,386
Tourmaline Oil Corp. (f)	303,400	7,934
TransAtlantic Petroleum Ltd. (a)(f)	325,400	435
Tullow Oil PLC	912,900	19,879
Ultrapar Participacoes SA	470,500	8,083
Williams Companies, Inc.	282,500	9,328
World Fuel Services Corp.	180,100	7,561
		1,254,918
TOTAL ENERGY		1,389,607
FINANCIALS - 7.2%
Capital Markets - 0.4%
BlackRock, Inc. Class A	106,000	18,893
Morgan Stanley	139,800	2,115
State Street Corp.	1,073,800	43,285
		64,293
Commercial Banks - 2.0%
Banco do Brasil SA	229,300	2,917
Bank of Ireland (a)	325,926,928	35,016
First Republic Bank	156,000	4,775
HDFC Bank Ltd. sponsored ADR	103,200	2,712
Itau Unibanco Banco Multiplo SA sponsored ADR	1,453,200	26,971
PT Bank Central Asia Tbk	5,352,000	4,722
Standard Chartered PLC (United Kingdom)	263,664	5,770
Wells Fargo & Co.	9,437,785	260,105
		342,988
Consumer Finance - 0.0%
American Express Co.	32,300	1,524
Credit Acceptance Corp. (a)	42,900	3,530
		5,054
Diversified Financial Services - 0.5%
Citigroup, Inc.	1,896,470	49,896
JPMorgan Chase & Co.	1,150,514	38,255
		88,151
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - 4.0%
ACE Ltd.	941,900	$ 66,046
Admiral Group PLC	1,149,100	15,206
AIA Group Ltd.	7,278,200	22,725
Berkshire Hathaway, Inc. Class A (a)	3,921	449,954
Fairfax Financial Holdings Ltd. (sub. vtg.)	34,700	14,890
The Chubb Corp.	1,398,000	96,770
The Travelers Companies, Inc.	310,400	18,366
		683,957
Real Estate Management & Development - 0.2%
BR Malls Participacoes SA	3,897,650	37,905
Thrifts & Mortgage Finance - 0.1%
BankUnited, Inc.	355,700	7,822
TOTAL FINANCIALS		1,230,170
HEALTH CARE - 10.2%
Biotechnology - 3.3%
Affymax, Inc. (a)	233,400	1,543
Alexion Pharmaceuticals, Inc. (a)	1,239,200	88,603
Amgen, Inc.	600,342	38,548
Anthera Pharmaceuticals, Inc. (a)	60,400	371
ARIAD Pharmaceuticals, Inc. (a)	2,535,472	31,060
ArQule, Inc. (a)	934,336	5,270
AVEO Pharmaceuticals, Inc. (a)	240,900	4,143
Biogen Idec, Inc. (a)	1,815,400	199,785
BioMarin Pharmaceutical, Inc. (a)	131,900	4,535
Celgene Corp. (a)	705,600	47,699
Cepheid, Inc. (a)	50,800	1,748
Clovis Oncology, Inc. (d)	187,000	2,635
Gilead Sciences, Inc. (a)	3,168,800	129,699
Medivation, Inc. (a)	163,020	7,517
Pharmacyclics, Inc. (a)	112,100	1,661
Puma Biotechnology, Inc. unit (h)	422,223	1,583
RXi Pharmaceuticals Corp. warrants 2/4/15 (a)	228,571	36
Theravance, Inc. (a)	26,514	586
		567,022
Health Care Equipment & Supplies - 0.6%
C. R. Bard, Inc.	24,399	2,086
Covidien PLC	36,200	1,629
DENTSPLY International, Inc.	104,643	3,661
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Edwards Lifesciences Corp. (a)	46,897	$ 3,316
High Power Exploration	58,562	94
Hill-Rom Holdings, Inc.	474,019	15,970
Intuitive Surgical, Inc. (a)	161,800	74,915
Mako Surgical Corp. (a)	18,300	461
superDimension Ltd. warrants 6/16/20 (a)(h)	1,656	0
Varian Medical Systems, Inc. (a)	56,800	3,813
		105,945
Health Care Providers & Services - 1.2%
Aetna, Inc.	15,400	650
AmerisourceBergen Corp.	464,900	17,290
Cardinal Health, Inc.	263,800	10,713
Centene Corp. (a)	93,900	3,718
CIGNA Corp.	528,300	22,189
HMS Holdings Corp. (a)	350,300	11,203
Humana, Inc.	314,100	27,518
McKesson Corp.	206,700	16,104
UnitedHealth Group, Inc.	1,611,100	81,651
Universal Health Services, Inc. Class B	109,900	4,271
WellPoint, Inc.	48,400	3,207
		198,514
Health Care Technology - 0.6%
athenahealth, Inc. (a)	211,200	10,374
Cerner Corp. (a)	1,182,346	72,419
Quality Systems, Inc.	540,078	19,977
		102,770
Life Sciences Tools & Services - 1.1%
Agilent Technologies, Inc. (a)	202,100	7,059
Fluidigm Corp. (h)	112,607	1,482
Mettler-Toledo International, Inc. (a)	748,400	110,546
Waters Corp. (a)	894,200	66,216
		185,303
Pharmaceuticals - 3.4%
Abbott Laboratories	2,448,028	137,653
Allergan, Inc.	433,700	38,053
Bayer AG	608,605	38,916
Bristol-Myers Squibb Co.	1,465,200	51,634
Eli Lilly & Co.	255,200	10,606
Forest Laboratories, Inc. (a)	56,200	1,701
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
MAP Pharmaceuticals, Inc. (a)	599,800	$ 7,899
Merck & Co., Inc.	317,100	11,955
Novartis AG sponsored ADR (d)	176,300	10,079
Novo Nordisk A/S Series B	772,620	88,770
Perrigo Co.	717,400	69,803
Piramal Healthcare Ltd.	7,377	53
Questcor Pharmaceuticals, Inc. (a)	250,000	10,395
Shire PLC	1,535,100	53,356
Valeant Pharmaceuticals International, Inc. (Canada)	415,806	19,459
ViroPharma, Inc. (a)	88,600	2,427
Watson Pharmaceuticals, Inc. (a)	373,600	22,543
		575,302
TOTAL HEALTH CARE		1,734,856
INDUSTRIALS - 4.9%
Aerospace & Defense - 0.1%
AeroVironment, Inc. (a)	167,000	5,255
Precision Castparts Corp.	65,200	10,744
		15,999
Air Freight & Logistics - 0.5%
C.H. Robinson Worldwide, Inc.	1,024,072	71,460
United Parcel Service, Inc. Class B	95,400	6,982
XPO Logistics, Inc. (a)	13,585	168
		78,610
Airlines - 0.0%
Ryanair Holdings PLC sponsored ADR (a)	4,900	137
Commercial Services & Supplies - 0.6%
Aggreko PLC	557,612	17,468
Edenred	328,900	8,097
Stericycle, Inc. (a)	693,015	54,000
Swisher Hygiene, Inc.	1,395,310	5,218
Waste Connections, Inc.	571,500	18,940
		103,723
Electrical Equipment - 0.4%
Cooper Industries PLC Class A	115,245	6,241
Polypore International, Inc. (a)	240,063	10,560
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Electrical Equipment - continued
Roper Industries, Inc.	484,800	$ 42,115
Sensata Technologies Holding BV (a)	126,000	3,311
		62,227
Industrial Conglomerates - 0.9%
Danaher Corp.	3,233,654	152,111
Machinery - 0.2%
Cummins, Inc.	57,000	5,017
Deere & Co.	17,700	1,369
Donaldson Co., Inc.	25,400	1,729
Nordson Corp.	434,100	17,876
Westport Innovations, Inc. (a)(d)	228,700	7,602
		33,593
Marine - 0.0%
Kirby Corp. (a)	26,700	1,758
Professional Services - 0.4%
Experian PLC	1,509,300	20,523
IHS, Inc. Class A (a)	360,702	31,078
Nielsen Holdings B.V. (a)	420,500	12,485
Qualicorp SA	736,000	6,617
		70,703
Road & Rail - 1.3%
Canadian National Railway Co.	965,700	76,002
Canadian Pacific (d)	26,800	1,816
CSX Corp.	2,222,000	46,795
Localiza Rent A Car SA	449,600	6,177
Norfolk Southern Corp.	24,500	1,785
Union Pacific Corp.	924,200	97,910
		230,485
Trading Companies & Distributors - 0.5%
Air Lease Corp.:
Class A (a)(f)	320,800	7,606
Class A (d)	435,578	10,328
Fastenal Co. (d)	217,000	9,463
Mills Estruturas e Servicos de Engenharia SA	252,000	2,394
Noble Group Ltd.	1,863,000	1,623
W.W. Grainger, Inc.	333,000	62,334
		93,748
TOTAL INDUSTRIALS		843,094
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - 28.0%
Communications Equipment - 1.4%
Acme Packet, Inc. (a)	216,500	$ 6,692
Aruba Networks, Inc. (a)	719,649	13,328
Cisco Systems, Inc.	200,500	3,625
F5 Networks, Inc. (a)	110,200	11,694
Motorola Solutions, Inc.	497,700	23,039
QUALCOMM, Inc.	3,097,251	169,420
Riverbed Technology, Inc. (a)	828,000	19,458
		247,256
Computers & Peripherals - 8.1%
Apple, Inc. (a)	3,179,446	1,287,668
Dell, Inc. (a)	2,256,000	33,005
EMC Corp. (a)	2,550,600	54,940
Imagination Technologies Group PLC (a)	52,100	444
		1,376,057
Electronic Equipment & Components - 0.7%
Amphenol Corp. Class A	2,359,740	107,109
IPG Photonics Corp. (a)	126,086	4,271
National Instruments Corp.	216,200	5,610
Trimble Navigation Ltd. (a)	16,700	725
		117,715
Internet Software & Services - 7.4%
Akamai Technologies, Inc. (a)	100,000	3,228
Baidu.com, Inc. sponsored ADR (a)	316,500	36,863
Bankrate, Inc. (d)	326,800	7,026
Constant Contact, Inc. (a)(d)	405,700	9,416
eBay, Inc. (a)	3,581,361	108,623
Facebook, Inc. Class B (h)	763,842	19,096
Google, Inc. Class A (a)	1,502,305	970,339
GREE, Inc.	52,000	1,792
LinkedIn Corp. (a)(d)	179,100	11,285
LogMeIn, Inc. (a)	276,300	10,651
MercadoLibre, Inc.	359,600	28,603
Qihoo 360 Technology Co. Ltd. ADR (d)	89,200	1,400
SPS Commerce, Inc. (a)(e)	1,000,000	25,950
Stamps.com, Inc. (d)	613,600	16,033
Tencent Holdings Ltd.	295,400	5,937
		1,256,242
IT Services - 4.4%
Accenture PLC Class A	3,114,400	165,780
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
Alliance Data Systems Corp. (a)(d)	369,230	$ 38,341
CACI International, Inc. Class A (a)	135,000	7,549
Cognizant Technology Solutions Corp. Class A (a)	1,079,700	69,436
Fidelity National Information Services, Inc.	399,897	10,633
Fiserv, Inc. (a)	266,381	15,647
International Business Machines Corp.	377,000	69,323
MasterCard, Inc. Class A	429,300	160,052
ServiceSource International, Inc. (d)	277,000	4,346
Visa, Inc. Class A	2,137,000	216,970
		758,077
Semiconductors & Semiconductor Equipment - 2.2%
Altera Corp.	1,481,900	54,978
Analog Devices, Inc.	259,100	9,271
ARM Holdings PLC sponsored ADR	3,905,500	108,065
ASML Holding NV	608,400	25,425
Avago Technologies Ltd.	1,405,000	40,548
Cymer, Inc. (a)	13,400	667
Intel Corp.	391,200	9,487
KLA-Tencor Corp.	111,500	5,380
Samsung Electronics Co. Ltd.	113,028	102,907
Skyworks Solutions, Inc. (a)	1,444,576	23,431
		380,159
Software - 3.8%
Activision Blizzard, Inc.	899,700	11,084
ANSYS, Inc. (a)	214,330	12,277
BroadSoft, Inc. (a)	28,000	846
Check Point Software Technologies Ltd. (a)	1,957,200	102,831
Citrix Systems, Inc. (a)	1,216,700	73,878
CommVault Systems, Inc. (a)	92,375	3,946
Concur Technologies, Inc. (a)	35,700	1,813
Descartes Systems Group, Inc. (a)	121,000	870
Fortinet, Inc. (a)	699,500	15,256
Informatica Corp. (a)	1,278,579	47,218
Intuit, Inc.	1,244,100	65,427
Jive Software, Inc.	274,800	4,397
NetSuite, Inc. (a)(d)	238,200	9,659
Nexon Co. Ltd.	403,100	5,798
Nuance Communications, Inc. (a)	216,900	5,457
Oracle Corp.	2,959,450	75,910
QLIK Technologies, Inc. (a)	228,400	5,527
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Red Hat, Inc. (a)	669,500	$ 27,644
salesforce.com, Inc. (a)	792,500	80,407
SAP AG sponsored ADR	174,900	9,261
SolarWinds, Inc. (a)	559,474	15,637
Solera Holdings, Inc.	279,500	12,449
Take-Two Interactive Software, Inc. (a)	109,400	1,482
TIBCO Software, Inc. (a)	342,000	8,177
Trion World Network, Inc. warrants 8/10/17 (a)(h)	18,952	0*
Ultimate Software Group, Inc. (a)	61,930	4,033
VMware, Inc. Class A (a)	354,500	29,491
Workday, Inc. (a)(h)	284,512	6,971
Zynga, Inc.	144,500	1,360
Zynga, Inc. Class B (h)	1,265,654	10,719
		649,825
TOTAL INFORMATION TECHNOLOGY		4,785,331
MATERIALS - 5.1%
Chemicals - 0.4%
CVR Partners LP	54,000	1,340
Ecolab, Inc.	472,700	27,327
Filtrona PLC	554,100	3,274
Monsanto Co.	254,500	17,833
PPG Industries, Inc.	98,000	8,182
Praxair, Inc.	39,500	4,223
Sherwin-Williams Co.	39,600	3,535
Sigma Aldrich Corp.	26,800	1,674
		67,388
Containers & Packaging - 0.1%
Ball Corp.	130,700	4,667
Lock & Lock Co. Ltd.	18,160	599
Silgan Holdings, Inc.	148,892	5,753
		11,019
Metals & Mining - 4.6%
Alacer Gold Corp. (a)	839,800	8,650
Alamos Gold, Inc.	11,600	200
Allied Nevada Gold Corp. (Canada) (a)	370,300	11,254
Altius Minerals Corp. (a)	23,100	245
AngloGold Ashanti Ltd. sponsored ADR	792,200	33,629
Aurizon Mines Ltd. (a)	446,900	2,194
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Avion Gold Corp. (a)	8,319,200	$ 13,234
B2Gold Corp. (a)	6,288,500	19,142
B2Gold Corp. (a)(f)	660,000	2,009
Barrick Gold Corp.	63,300	2,869
Chesapeake Gold Corp. (a)	1,900	19
Dalradian Resources, Inc. (a)	883,300	1,648
Eldorado Gold Corp.	6,273,103	86,360
Extorre Gold Mines Ltd. (a)	615,500	4,551
Extorre Gold Mines Ltd. (f)	128,900	953
Franco-Nevada Corp.	2,605,100	99,200
Franco-Nevada Corp. warrants 6/16/17 (a)(f)	62,150	348
Freeport-McMoRan Copper & Gold, Inc.	389,800	14,341
Gabriel Resources Ltd. (a)	645,900	3,983
Goldcorp, Inc.	3,008,601	133,561
Ivanhoe Mines Ltd. (a)	4,038,355	71,734
Kinross Gold Corp. warrants 9/17/14 (a)	132,322	188
Kirkland Lake Gold, Inc. (a)	150,000	2,271
Medusa Mining Ltd.	2,626,729	11,954
New Gold, Inc. (a)	3,643,100	36,774
Newcrest Mining Ltd.	4,197,520	127,061
Newmont Mining Corp.	437,400	26,248
Novagold Resources, Inc. (a)	371,200	3,164
Osisko Mining Corp. (a)	266,900	2,579
Pilot Gold, Inc. (a)	4,475	6
Pretium Resources, Inc.	432,600	5,314
Randgold Resources Ltd. sponsored ADR	164,022	16,747
Royal Gold, Inc.	357,400	24,099
Sable Mining Africa Ltd. (a)	38,756,373	6,697
Tahoe Resources, Inc. (a)	108,600	1,885
Tahoe Resources, Inc. (a)(f)	1,074,200	18,649
		793,760
TOTAL MATERIALS		872,167
TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 0.2%
Nippon Telegraph & Telephone Corp. sponsored ADR	477,200	12,087
Telefonica Brasil SA sponsored ADR	658,675	18,002
		30,089
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.8%
American Tower Corp. Class A	1,762,500	$ 105,768
Millicom International Cellular SA (depositary receipt)	114,300	11,453
TIM Participacoes SA sponsored ADR	596,419	15,388
Vodafone Group PLC sponsored ADR	59,900	1,679
		134,288
TOTAL TELECOMMUNICATION SERVICES		164,377
UTILITIES - 0.2%
Gas Utilities - 0.1%
ONEOK, Inc.	234,600	20,337
Multi-Utilities - 0.1%
YTL Corp. Bhd	10,744,450	5,016
Water Utilities - 0.0%
Heckmann Corp. (a)	287,900	1,915
TOTAL UTILITIES		27,268
TOTAL COMMON STOCKS (Cost $12,535,218)		16,027,649
Preferred Stocks - 0.3%

Convertible Preferred Stocks - 0.3%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Glam Media, Inc. Series M-1:
8.00%	165,368	845
8.00%	11,811	60
8.00%	11,811	60
		965
HEALTH CARE - 0.3%
Biotechnology - 0.0%
Light Sciences Oncology, Inc. (a)(h)	463,700	0
Light Sciences Oncology, Inc. Series B (a)(h)	1,792,115	0
		0
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
HEALTH CARE - continued
Health Care Equipment & Supplies - 0.0%
superDimension Ltd.:
Series D, 6.00% (a)(h)	91,600	$ 1,963
Series E, 6.00% (h)	6,622	142
		2,105
Pharmaceuticals - 0.3%
Agios Pharmaceuticals, Inc. Series C (h)	3,363,446	16,518
Kythera Biopharmaceuticals, Inc. (h)	3,803,655	20,000
		36,518
TOTAL HEALTH CARE		38,623
INFORMATION TECHNOLOGY - 0.0%
Internet Software & Services - 0.0%
Digg, Inc. Series C, 8.00% (a)(h)	64,821	159
Software - 0.0%
Trion World Network, Inc.:
Series C, 8.00% (a)(h)	602,295	2,578
Series C-1, 8.00% (a)(h)	47,380	203
		2,781
TOTAL INFORMATION TECHNOLOGY		2,940
TOTAL CONVERTIBLE PREFERRED STOCKS		42,528
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Volkswagen AG	11,534	1,728
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Light Sciences Oncology, Inc. Series D	452,439	160
TOTAL NONCONVERTIBLE PREFERRED STOCKS		1,888
TOTAL PREFERRED STOCKS (Cost $69,612)		44,416
Corporate Bonds - 0.1%
	Principal Amount (000s)	Value (000s)
Convertible Bonds - 0.1%
MATERIALS - 0.1%
Metals & Mining - 0.1%
Ivanplats Ltd. 8% 11/10/14 pay-in-kind (h)	$ 9,422	$ 9,422
Nonconvertible Bonds - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Glam Media, Inc.:
9% 11/18/13	362	362
9% 11/18/13	26	26
9% 11/18/13	26	26
		414
Specialty Retail - 0.0%
J. Crew Group, Inc. 8.125% 3/1/19	1,849	1,766
TOTAL CONSUMER DISCRETIONARY		2,180
TOTAL CORPORATE BONDS (Cost $11,529)		11,602
Money Market Funds - 6.9%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	1,036,052,966	1,036,053
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	150,363,179	150,363
TOTAL MONEY MARKET FUNDS (Cost $1,186,416)		1,186,416
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $13,802,775)		17,270,083
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(210,022)
NET ASSETS - 100%		$ 17,060,061
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $51,291,000 or 0.3% of net assets.

(g) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes which is owned by the Fund.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $144,609,000 or 0.8% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Agios Pharmaceuticals, Inc. Series C	11/16/11	$ 16,518
Digg, Inc. Series C, 8.00%	9/23/08	$ 683
Facebook, Inc. Class B	3/31/11 - 5/19/11	$ 19,101
Fluidigm Corp.	10/9/07 - 1/6/11	$ 1,992
GoviEx Uranium, Inc.	9/28/07 - 4/6/10	$ 7,499
Groupon, Inc.	12/17/10	$ 17,048
Ivanplats Ltd. 8% 11/10/14 pay-in-kind	11/10/11	$ 9,422
Kythera Biopharmaceuticals, Inc.	8/30/11	$ 20,000
Legend Pictures LLC	9/23/10	$ 4,150
Light Sciences Oncology, Inc.	7/9/08	$ 3,881
Light Sciences Oncology, Inc. Series B	4/4/07	$ 15,000
Puma Biotechnology, Inc. unit	10/4/11	$ 1,583
Security	Acquisition Date	Acquisition Cost (000s)
superDimension Ltd.: warrants 6/16/20	6/15/10	$ 0
Series D, 6.00%	2/27/08 - 5/22/08	$ 1,963
Series E, 6.00%	6/15/10	$ 142
Trion World Network, Inc.: warrants 8/10/17	8/10/10	$ 0*
Series C, 8.00%	8/22/08	$ 3,307
Series C-1, 8.00%	8/10/10	$ 260
Weinstein Co. Holdings LLC Class A-1	10/19/05	$ 2,267
Workday, Inc.	10/13/11	$ 3,773
Zynga, Inc. Class B	2/18/11	$ 17,756
* Amount represents less than $1,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 1,538
Fidelity Securities Lending Cash Central Fund	1,484
Total	$ 3,022
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
NVE Corp.	$ -	$ 24,402	$ 22,062	$ -	$ -
Sable Mining Africa Ltd.	26,460	-	10,029	-	-
SPS Commerce, Inc.	-	22,924	-	-	25,950
Total	$ 26,460	$ 47,326	$ 32,091	$ -	$ 25,950
Other Information

The following is a summary of the inputs used, as of December 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 3,599,050	$ 3,552,472	$ 40,081	$ 6,497
Consumer Staples	1,384,422	1,384,422	-	-
Energy	1,389,607	1,380,914	-	8,693
Financials	1,230,170	1,195,154	35,016	-
Health Care	1,773,639	1,591,017	142,162	40,460
Industrials	843,094	843,094	-	-
Information Technology	4,788,271	4,748,545	10,719	29,007
Materials	872,167	872,167	-	-
Telecommunication Services	164,377	164,377	-	-
Utilities	27,268	27,268	-	-
Corporate Bonds	11,602	-	1,766	9,836
Money Market Funds	1,186,416	1,186,416	-	-
Total Investments in Securities:	$ 17,270,083	$ 16,945,846	$ 229,744	$ 94,493
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 39,538
Total Realized Gain (Loss)	(47)
Total Unrealized Gain (Loss)	(9,323)
Cost of Purchases	81,088
Proceeds of Sales	(10,935)
Amortization/Accretion	-
Transfers in to Level 3	748
Transfers out of Level 3	(6,576)
Ending Balance	$ 94,493
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2011	$ (10,013)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	84.4%
Canada	5.2%
United Kingdom	1.3%
Ireland	1.2%
Others (Individually Less Than 1%)	7.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	December 31, 2011

Assets
Investment in securities, at value (including securities loaned of $145,498) - See accompanying schedule: Unaffiliated issuers (cost $12,593,435)	$ 16,057,717
Fidelity Central Funds (cost $1,186,416)	1,186,416
Other affiliated issuers (cost $22,924)	25,950
Total Investments (cost $13,802,775)		$ 17,270,083
Cash		249
Foreign currency held at value (cost $1)		1
Receivable for investments sold Regular delivery		6,004
Delayed delivery		102
Receivable for fund shares sold		25,353
Dividends receivable		12,651
Interest receivable		260
Distributions receivable from Fidelity Central Funds		206
Prepaid expenses		52
Other receivables		490
Total assets		17,315,451

Liabilities
Payable for investments purchased	$ 46,166
Payable for fund shares redeemed	43,384
Accrued management fee	8,102
Distribution and service plan fees payable	3,934
Other affiliated payables	3,094
Other payables and accrued expenses	347
Collateral on securities loaned, at value	150,363
Total liabilities		255,390

Net Assets		$ 17,060,061
Net Assets consist of:
Paid in capital		$ 14,832,580
Accumulated net investment loss		(22,699)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,217,121)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,467,301
Net Assets		$ 17,060,061

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	December 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($5,809,165 ÷ 294,572 shares)	$ 19.72

Maximum offering price per share (100/94.25 of $19.72)	$ 20.92
Class T: Net Asset Value and redemption price per share ($1,639,505 ÷ 84,258 shares)	$ 19.46

Maximum offering price per share (100/96.50 of $19.46)	$ 20.17
Class B: Net Asset Value and offering price per share ($309,476 ÷ 16,635 shares)A	$ 18.60

Class C: Net Asset Value and offering price per share ($2,133,095 ÷ 114,076 shares)A	$ 18.70

Institutional Class: Net Asset Value, offering price and redemption price per share ($7,168,820 ÷ 359,201 shares)	$ 19.96

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended December 31, 2011

Investment Income
Dividends		$ 139,705
Interest		125
Income from Fidelity Central Funds		3,022
Total income		142,852

Expenses
Management fee Basic fee	$ 94,927
Performance adjustment	6,124
Transfer agent fees	35,664
Distribution and service plan fees	49,388
Accounting and security lending fees	1,610
Custodian fees and expenses	733
Independent trustees' compensation	96
Registration fees	472
Audit	108
Legal	56
Miscellaneous	151
Total expenses before reductions	189,329
Expense reductions	(882)	188,447
Net investment income (loss)		(45,595)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	612,537
Other affiliated issuers	(4,376)
Foreign currency transactions	(1,875)
Total net realized gain (loss)		606,286
Change in net unrealized appreciation (depreciation) on: Investment securities	(772,127)
Assets and liabilities in foreign currencies	(94)
Total change in net unrealized appreciation (depreciation)		(772,221)
Net gain (loss)		(165,935)
Net increase (decrease) in net assets resulting from operations		$ (211,530)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (45,595)	$ (46,327)
Net realized gain (loss)	606,286	30,271
Change in net unrealized appreciation (depreciation)	(772,221)	2,071,680
Net increase (decrease) in net assets resulting from operations	(211,530)	2,055,624
Distributions to shareholders from net realized gain	(24,043)	(40,949)
Share transactions - net increase (decrease)	1,490,230	1,543,873
Total increase (decrease) in net assets	1,254,657	3,558,548

Net Assets
Beginning of period	15,805,404	12,246,856
End of period (including accumulated net investment loss of $22,699 and accumulated net investment loss of $108, respectively)	$ 17,060,061	$ 15,805,404

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 19.96	$ 17.24	$ 13.36	$ 21.65	$ 18.37
Income from Investment Operations
Net investment income (loss) C	(.05)	(.05)	-I	.05	.08
Net realized and unrealized gain (loss)	(.15)	2.81	3.89	(8.22)	3.65
Total from investment operations	(.20)	2.76	3.89	(8.17)	3.73
Distributions from net investment income	-	-	-	- I	(.06)
Distributions from net realized gain	(.04)	(.04)	(.01)	(.12)	(.39)
Total distributions	(.04)	(.04)	(.01)	(.12)	(.45)
Net asset value, end of period	$ 19.72	$ 19.96	$ 17.24	$ 13.36	$ 21.65
Total ReturnA,B	(1.04)%	16.07%	29.12%	(37.92)%	20.26%
Ratios to Average Net Assets D,G
Expenses before reductions	1.08%	1.14%	1.19%	1.10%	1.09%
Expenses net of fee waivers, if any	1.08%	1.14%	1.19%	1.10%	1.09%
Expenses net of all reductions	1.07%	1.13%	1.18%	1.10%	1.08%
Net investment income (loss)	(.23)%	(.28)%	-%F	.26%	.42%
Supplemental Data
Net assets, end of period (in millions)	$ 5,809	$ 5,603	$ 4,265	$ 2,614	$ 2,630
Portfolio turnover rate E	58%	47%H	58%	74%	57%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The portfolio turnover rate does not include the assets acquired in the merger.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 19.74	$ 17.08	$ 13.26	$ 21.56	$ 18.29
Income from Investment Operations
Net investment income (loss) C	(.10)	(.09)	(.04)	- H	.04
Net realized and unrealized gain (loss)	(.14)	2.78	3.86	(8.18)	3.62
Total from investment operations	(.24)	2.69	3.82	(8.18)	3.66
Distributions from net realized gain	(.04)	(.03)	-	(.12)	(.39)
Net asset value, end of period	$ 19.46	$ 19.74	$ 17.08	$ 13.26	$ 21.56
Total Return A,B	(1.25)%	15.81%	28.81%	(38.13)%	20.00%
Ratios to Average Net Assets D,F
Expenses before reductions	1.32%	1.38%	1.45%	1.34%	1.31%
Expenses net of fee waivers, if any	1.32%	1.38%	1.45%	1.34%	1.31%
Expenses net of all reductions	1.32%	1.38%	1.44%	1.34%	1.31%
Net investment income (loss)	(.48)%	(.52)%	(.25)%	.02%	.19%
Supplemental Data
Net assets, end of period (in millions)	$ 1,640	$ 1,756	$ 1,557	$ 1,254	$ 2,185
Portfolio turnover rate E	58%	47% G	58%	74%	57%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 18.95	$ 16.49	$ 12.88	$ 21.04	$ 17.97
Income from Investment Operations
Net investment income (loss) C	(.20)	(.19)	(.11)	(.10)	(.08)
Net realized and unrealized gain (loss)	(.15)	2.68	3.72	(7.94)	3.54
Total from investment operations	(.35)	2.49	3.61	(8.04)	3.46
Distributions from net realized gain	-	(.03)	-	(.12)	(.39)
Net asset value, end of period	$ 18.60	$ 18.95	$ 16.49	$ 12.88	$ 21.04
Total Return A,B	(1.85)%	15.14%	28.03%	(38.41)%	19.24%
Ratios to Average Net Assets D,F
Expenses before reductions	1.89%	1.96%	2.01%	1.91%	1.89%
Expenses net of fee waivers, if any	1.89%	1.96%	2.00%	1.91%	1.89%
Expenses net of all reductions	1.89%	1.95%	1.99%	1.91%	1.89%
Net investment income (loss)	(1.05)%	(1.10)%	(.81)%	(.55)%	(.39)%
Supplemental Data
Net assets, end of period (in millions)	$ 309	$ 410	$ 401	$ 313	$ 489
Portfolio turnover rate E	58%	47% G	58%	74%	57%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 19.03	$ 16.55	$ 12.92	$ 21.10	$ 18.00
Income from Investment Operations
Net investment income (loss) C	(.19)	(.17)	(.11)	(.09)	(.06)
Net realized and unrealized gain (loss)	(.14)	2.68	3.74	(7.97)	3.55
Total from investment operations	(.33)	2.51	3.63	(8.06)	3.49
Distributions from net realized gain	-	(.03)	-	(.12)	(.39)
Net asset value, end of period	$ 18.70	$ 19.03	$ 16.55	$ 12.92	$ 21.10
Total Return A,B	(1.73)%	15.21%	28.10%	(38.39)%	19.37%
Ratios to Average Net Assets D,F
Expenses before reductions	1.83%	1.88%	1.95%	1.85%	1.82%
Expenses net of fee waivers, if any	1.83%	1.88%	1.95%	1.85%	1.82%
Expenses net of all reductions	1.82%	1.88%	1.94%	1.85%	1.82%
Net investment income (loss)	(.98)%	(1.02)%	(.76)%	(.49)%	(.32)%
Supplemental Data
Net assets, end of period (in millions)	$ 2,133	$ 2,138	$ 1,799	$ 1,355	$ 1,879
Portfolio turnover rate E	58%	47% G	58%	74%	57%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 20.14	$ 17.39	$ 13.49	$ 21.84	$ 18.52
Income from Investment Operations
Net investment income (loss) B	.01	(.01)	.03	.09	.14
Net realized and unrealized gain (loss)	(.15)	2.85	3.93	(8.30)	3.67
Total from investment operations	(.14)	2.84	3.96	(8.21)	3.81
Distributions from net investment income	-	-	(.02)	(.02)	(.10)
Distributions from net realized gain	(.04)	(.09)	(.04)	(.12)	(.39)
Total distributions	(.04)	(.09)	(.06)	(.14)	(.49)
Net asset value, end of period	$ 19.96	$ 20.14	$ 17.39	$ 13.49	$ 21.84
Total Return A	(.73)%	16.34%	29.37%	(37.76)%	20.57%
Ratios to Average Net Assets C,E
Expenses before reductions	.81%	.89%	.96%	.86%	.81%
Expenses net of fee waivers, if any	.81%	.89%	.96%	.86%	.81%
Expenses net of all reductions	.81%	.89%	.95%	.85%	.81%
Net investment income (loss)	.03%	(.04)%	.24%	.50%	.69%
Supplemental Data
Net assets, end of period (in millions)	$ 7,169	$ 5,898	$ 4,225	$ 2,793	$ 2,309
Portfolio turnover rate D	58%	47% F	58%	74%	57%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2011

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor New Insights Fund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

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3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

3. Significant Accounting Policies - continued

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. As of December 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, contingent interest, partnerships, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 3,896,464
Gross unrealized depreciation	(565,518)
Net unrealized appreciation (depreciation) on securities and other investments	$ 3,330,946

Tax Cost	$ 13,939,137

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (979,826)
Net unrealized appreciation (depreciation)	$ 3,330,939

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2014	$ (29,794)
2015	(6,900)
2016	(34,661)
2017	(824,136)
2018	(113,112)
Total with expiration	$ (1,008,603)

Included in the $1,008,603 of the Fund's capital loss carryforwards are $36,694 of capital loss carryforwards that were acquired from the Fidelity Advisor Fifty Fund when it merged into the fund on December 17, 2010 of which $29,794 and $6,900 will expire in fiscal 2014 and 2015 respectively. Under the Internal Revenue Code, the losses acquired from Fidelity Advisor Fifty Fund that will be available to offset future capital gains of the Fund will be limited. As a result, at least $28,777 of the losses acquired from Fidelity Advisor Fifty Fund will expire unused.

The tax character of distributions paid was as follows:

	December 31, 2011	December 31, 2010
Ordinary Income	$ 24,043	$ 40,949

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed

Annual Report

4. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $11,029,408 and $9,259,209, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .59% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 14,884	$ 534
Class T	.25%	.25%	8,746	16
Class B	.75%	.25%	3,649	2,740
Class C	.75%	.25%	22,109	4,079
			$ 49,388	$ 7,369

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,384
Class T	201
Class B*	600
Class C*	222
$ 2,407

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets
Class A	$ 12,846.22
Class T	3,677.21
Class B	1,006.28
Class C	4,701.21
Institutional Class	13,434.20
	$ 35,664

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $184 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $50 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

8. Security Lending - continued

or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,484, including $13 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $875 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $7.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2011	2010
From net realized gain
Class A	$ 10,098	$ 11,131
Class T	3,142	3,007
Class B	-	728
Class C	-	3,267
Institutional Class	10,803	22,816
Total	$ 24,043	$ 40,949

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

Shares			Dollars
Years ended December 31,	2011	2010	2011	2010
Class A
Shares sold	90,043	91,786	$ 1,820,476	$ 1,651,137
Issued in exchange for shares of Fidelity Advisor Fifty Fund	-	1,092	-	21,706
Reinvestment of distributions	439	602	9,175	10,377
Shares redeemed	(76,699)	(60,094)	(1,538,413)	(1,062,739)
Net increase (decrease)	13,783	33,386	$ 291,238	$ 620,481
Class T
Shares sold	18,906	19,041	$ 377,982	$ 337,853
Issued in exchange for shares of Fidelity Advisor Fifty Fund	-	768	-	15,102
Reinvestment of distributions	139	171	2,869	2,799
Shares redeemed	(23,772)	(22,149)	(474,099)	(388,951)
Net increase (decrease)	(4,727)	(2,169)	$ (93,248)	$ (33,197)
Class B
Shares sold	510	2,821	$ 9,732	$ 47,070
Issued in exchange for shares of Fidelity Advisor Fifty Fund	-	262	-	4,955
Reinvestment of distributions	-	40	-	619
Shares redeemed	(5,503)	(5,808)	(105,005)	(98,796)
Net increase (decrease)	(4,993)	(2,685)	$ (95,273)	$ (46,152)
Class C
Shares sold	23,065	22,710	$ 444,337	$ 390,515
Issued in exchange for shares of Fidelity Advisor Fifty Fund	-	510	-	9,679
Reinvestment of distributions	-	162	-	2,521
Shares redeemed	(21,338)	(19,704)	(406,710)	(333,891)
Net increase (decrease)	1,727	3,678	$ 37,627	$ 68,824
Institutional Class
Shares sold	141,293	144,821	$ 2,863,246	$ 2,621,843
Issued in exchange for shares of Fidelity Advisor Fifty Fund	-	124	-	2,491
Reinvestment of distributions	404	957	8,538	17,962
Shares redeemed	(75,337)	(95,998)	(1,521,898)	(1,708,379)
Net increase (decrease)	66,360	49,904	$ 1,349,886	$ 933,917

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

13. Merger Information.

On December 17, 2010 the Fund acquired all of the assets and assumed all of the liabilities of the Fidelity Advisor Fifty Fund ("Target Fund") pursuant to an agreement and plan of reorganization approved by the Board of Trustees ("The Board") on July 14, 2010. The reorganization provides shareholders of the Target Fund access to a larger portfolio with the same investment objective and lower expenses. The acquisition was accomplished by an exchange of 1,092 Class A shares, 768 Class T shares, 262 Class B shares, 510 Class C shares, and 124 Institutional Class shares of the Fund, respectively, for 2,357 Class A shares, 1,682 Class T shares, 576 Class B shares, 1,133 Class C shares, and 262 Institutional Class shares then outstanding (valued at $9.21, $8.98, $8.61, $8.55 and $9.50 per share for Class A, Class T, Class B, Class C, and Institutional Class, respectively) of the Target Fund. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Fund's net assets, including securities of $53,669 unrealized appreciation of $7,533 and net other assets of $265, were combined with the Fund's net assets of $15,520,226 for total net assets after the acquisition of $15,574,160.

Pro forma results of operations of the combined entity for the entire year ended December 31, 2010, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$ (46,458)
Total net realized gain (loss)	36,573
Total change in net unrealized appreciation (depreciation)	2,073,492
Net increase (decrease) in net assets resulting from operations	$ 2,063,607

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Fund's accompanying Statement of Operations since December 17, 2010.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Contrafund and the Shareholders of Fidelity Advisor New Insights Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor New Insights Fund (a fund of Fidelity Contrafund) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor New Insights Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 15, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class A and Class T designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A and Class T designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor New Insights Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor New Insights Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one- and three-year periods and the first quartile for the five-year period. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor New Insights Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2010 and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

ANIF-UANN-0212
1.796408.108

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor ®

New Insights

Fund - Institutional Class

Annual Report

December 31, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

Dear Shareholder:

(Acting chairman's photo appears here)

The investment environment in 2011 was characterized by a number of headline events, most notably the early-August decision by Standard & Poor's to lower the long-term sovereign credit rating of the United States. The historic downgrade followed a stalemate in which Congress struggled to address the debt ceiling, heightening investor anxiety and within a matter of days wiping out a solid first-half advance that was largely driven by encouraging corporate earnings and economic activity. At the same time, investors were becoming increasingly concerned about the sovereign debt crisis in Europe and its potential to derail the U.S. economy, as well as persistently high unemployment. The combination of these factors set off a wave of unusually high volatility that lasted until late in the year, with wide weekly, and even daily, swings fueled largely by the latest developments coming out of the eurozone.

Against this backdrop, equities struggled to gain any significant momentum in the second half, and finished 2011 with only a modest gain, due in part to a strong October. High-grade bonds, meanwhile, benefited from periodic flights to quality and turned in a solid performance, paced by municipal issues and Treasuries.

Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles. One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(Acting chairman's signature appears here)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2011	Past 1 year	Past 5 years	Life of fund A
Institutional Class	-0.73%	2.31%	9.24%

A From July 31, 2003.

$10,000 Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® New Insights Fund - Institutional Class on July 31, 2003, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks endured one of the most volatile years on record for the 12 months ending December 31, 2011, leaving the broad-based S&P 500® Index with only a 2.11% gain. Strong corporate earnings reports and hints of economic recovery sent stocks mostly upward through April, when sovereign debt woes in Europe renewed fears of a global slowdown. In late July and early August, equities plummeted amid congressional debate over the U.S. debt ceiling, a downgrade of the country's long-term sovereign credit rating and lingering instability in the eurozone. Stock market volatility was a constant, with October optimism giving way to more uncertainty by period end. Against this backdrop, investors favored more-stable dividend-paying stocks, contributing to the 8.38% lift in the blue-chip Dow Jones Industrial AverageSM, while the more volatile, growth-oriented Nasdaq Composite® Index returned -0.83%. Within the S&P 500®, defensive sectors such as utilities (+20%) and consumer staples (+14%) fared best, while many cyclical groups, including financials (-17%) and industrials (-1%), struggled. Small and mid-sized stocks trailed their large-cap counterparts, with the Russell 2000® and Russell Midcap® indexes returning -4.18% and -1.55%, respectively. Foreign developed-markets stocks were stung by Europe's turmoil, as the MSCI® EAFE® (Europe, Australasia, Far East) Index returned -12.04%.

Comments from William Danoff, Portfolio Manager of Fidelity Advisor® New Insights Fund: For the year, the fund's Institutional Class shares returned -0.73%, lagging the S&P 500®. It was a challenging period for active managers. The market was much more volatile than usual, with market participants reacting daily to headline events. Correlations were extremely high, which made stock picking very difficult. The fund was hurt by having little or no exposure to some big index components that did well during the period, including energy giant Exxon Mobil, technology leader International Business Machines and phone company Verizon Communications. Other detractors included out-of-index positions in Australia's Newcrest Mining and several other gold-related stocks within the underperforming materials sector, along with weak positioning in energy, health care and consumer staples. Conversely, the fund was helped by positioning in the consumer discretionary sector and an underweighting in the hard-hit financials sector. Top individual contributors included a big position in consumer electronics giant and benchmark heavyweight Apple, not owning diversified financials firm Bank of America, and a stake in fast-food chains McDonald's and Chipotle Mexican Grill.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1, 2011 to December 31, 2011
Class A	1.10%
Actual		$ 1,000.00	$ 951.30	$ 5.41
HypotheticalA		$ 1,000.00	$ 1,019.66	$ 5.60
Class T	1.35%
Actual		$ 1,000.00	$ 950.20	$ 6.64
HypotheticalA		$ 1,000.00	$ 1,018.40	$ 6.87
Class B	1.92%
Actual		$ 1,000.00	$ 947.00	$ 9.42
HypotheticalA		$ 1,000.00	$ 1,015.53	$ 9.75
Class C	1.85%
Actual		$ 1,000.00	$ 947.80	$ 9.08
HypotheticalA		$ 1,000.00	$ 1,015.88	$ 9.40
Institutional Class	.83%
Actual		$ 1,000.00	$ 952.70	$ 4.09
HypotheticalA		$ 1,000.00	$ 1,021.02	$ 4.23

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	7.6	6.4
Google, Inc. Class A	5.7	4.0
McDonald's Corp.	3.1	2.5
The Coca-Cola Co.	2.7	2.2
Berkshire Hathaway, Inc. Class A	2.6	2.4
Noble Energy, Inc.	2.1	1.8
TJX Companies, Inc.	1.7	1.2
The Walt Disney Co.	1.7	1.9
Wells Fargo & Co.	1.5	1.6
NIKE, Inc. Class B	1.5	1.3
	30.2
Top Five Market Sectors as of December 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	28.0	29.6
Consumer Discretionary	21.1	18.5
Health Care	10.5	10.3
Energy	8.1	7.9
Consumer Staples	8.1	5.8
Asset Allocation (% of fund's net assets)
As of December 31, 2011 *		As of June 30, 2011 **
	Stocks 93.9%		Stocks 93.2%
	Bonds 0.1%		Bonds † 0.0%
	Convertible Securities 0.3%		Convertible Securities 0.4%
	Short-Term Investments and Net Other Assets 5.7%		Short-Term Investments and Net Other Assets 6.4%
* Foreign investments	15.6%	** Foreign investments	18.5%

† Amount represents less than 0.1%

Annual Report

Investments December 31, 2011

Showing Percentage of Net Assets

Common Stocks - 93.9%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 21.1%
Auto Components - 0.2%
Gentex Corp.	642,500	$ 19,012
TRW Automotive Holdings Corp. (a)	430,900	14,047
		33,059
Automobiles - 0.3%
Hyundai Motor Co.	173,167	31,741
Tesla Motors, Inc. (a)(d)	769,500	21,977
		53,718
Distributors - 0.0%
LKQ Corp. (a)	121,300	3,649
Diversified Consumer Services - 0.3%
Anhanguera Educacional Participacoes SA	260,144	2,806
Kroton Educacional SA:
rights 1/23/12 (a)	8,965	3
unit (a)	368,900	3,641
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	1,267,962	30,494
Weight Watchers International, Inc.	105,200	5,787
		42,731
Hotels, Restaurants & Leisure - 6.7%
Arcos Dorados Holdings, Inc.	705,600	14,486
Buffalo Wild Wings, Inc. (a)	188,467	12,723
Chipotle Mexican Grill, Inc. (a)	556,878	188,080
Dunkin' Brands Group, Inc. (a)(d)	1,126,900	28,150
Galaxy Entertainment Group Ltd. (a)	7,280,000	13,348
Hyatt Hotels Corp. Class A (a)	93,100	3,504
Las Vegas Sands Corp. (a)	1,180,922	50,461
McDonald's Corp.	5,358,752	537,644
Paradise Co. Ltd.	310,061	2,241
Starbucks Corp.	3,227,282	148,487
Tim Hortons, Inc.	34,100	1,651
Tim Hortons, Inc. (Canada)	2,742,700	132,934
Wyndham Worldwide Corp.	105,000	3,972
Wynn Resorts Ltd.	73,900	8,165
		1,145,846
Household Durables - 0.2%
D.R. Horton, Inc.	280,000	3,531
Garmin Ltd.	47,300	1,883
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Household Durables - continued
iRobot Corp. (a)	47,300	$ 1,412
Tempur-Pedic International, Inc. (a)	625,225	32,843
		39,669
Internet & Catalog Retail - 2.5%
Amazon.com, Inc. (a)	1,323,000	229,011
Expedia, Inc. (d)	210,000	6,094
Groupon, Inc. (h)	2,158,720	40,081
Groupon, Inc. Class A	36,300	749
Liberty Media Corp. Interactive Series A (a)	201,500	3,267
Ocado Group PLC (a)(d)	3,146,100	2,658
Priceline.com, Inc. (a)	276,400	129,275
Rakuten, Inc.	1,539	1,656
Start Today Co. Ltd.	54,100	1,266
TripAdvisor, Inc. (a)	482,100	12,154
		426,211
Leisure Equipment & Products - 0.1%
Mattel, Inc.	304,500	8,453
Polaris Industries, Inc.	136,400	7,636
		16,089
Media - 2.8%
DIRECTV (a)	105,356	4,505
Discovery Communications, Inc. (a)	3,589,600	147,066
Legend Pictures LLC (a)(g)(h)	5,533	4,150
Liberty Media Corp. Capital Series A (a)	154,632	12,069
Scripps Networks Interactive, Inc. Class A	584,000	24,773
The Walt Disney Co.	7,496,680	281,126
Weinstein Co. Holdings LLC Class A-1 (a)(g)(h)	2,267	850
		474,539
Multiline Retail - 1.5%
Dollar General Corp. (a)	517,800	21,302
Dollar Tree, Inc. (a)	1,969,009	163,644
Dollarama, Inc.	285,400	12,471
Dollarama, Inc. (a)(f)	229,600	10,033
Family Dollar Stores, Inc.	58,700	3,385
JCPenney Co., Inc.	252,700	8,882
Kohl's Corp.	126,900	6,263
Macy's, Inc.	633,500	20,386
		246,366
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 4.1%
AutoZone, Inc. (a)	87,300	$ 28,370
Bed Bath & Beyond, Inc. (a)	1,948,900	112,978
Belle International Holdings Ltd.	598,000	1,043
Cia.Hering SA	77,500	1,350
Dick's Sporting Goods, Inc.	215,600	7,951
Express, Inc.	406,600	8,108
Foschini Ltd.	267,100	3,474
GNC Holdings, Inc.	543,100	15,723
Limited Brands, Inc.	719,500	29,032
O'Reilly Automotive, Inc. (a)	341,000	27,263
Penske Automotive Group, Inc.	279,000	5,371
PetSmart, Inc.	379,500	19,465
Ross Stores, Inc.	2,150,600	102,218
Sally Beauty Holdings, Inc. (a)	643,946	13,607
Select Comfort Corp. (a)	79,900	1,733
TJX Companies, Inc.	4,478,900	289,113
Tractor Supply Co.	56,700	3,978
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	262,002	17,009
Vitamin Shoppe, Inc. (a)	211,835	8,448
Zumiez, Inc. (a)	120,600	3,348
		699,582
Textiles, Apparel & Luxury Goods - 2.4%
Arezzo Industria e Comercio SA	44,000	548
Burberry Group PLC	1,363,600	25,097
China Hongxing Sports Ltd. (a)	6,000,000	532
Coach, Inc.	134,200	8,192
NIKE, Inc. Class B	2,657,400	256,094
PVH Corp.	175,516	12,372
Ralph Lauren Corp.	248,751	34,348
Under Armour, Inc. Class A (sub. vtg.) (a)	525,800	37,747
Vera Bradley, Inc. (a)	19,800	639
VF Corp.	309,700	39,329
		414,898
TOTAL CONSUMER DISCRETIONARY		3,596,357
CONSUMER STAPLES - 8.1%
Beverages - 3.0%
Anheuser-Busch InBev SA NV ADR	399,000	24,335
Boston Beer Co., Inc. Class A (a)(d)	23,170	2,515
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Beverages - continued
Diageo PLC sponsored ADR	19,700	$ 1,722
Dr Pepper Snapple Group, Inc.	456,300	18,015
Hansen Natural Corp. (a)	52,000	4,791
The Coca-Cola Co.	6,470,287	452,726
		504,104
Food & Staples Retailing - 1.1%
C.P. Seven Eleven PCL (For. Reg.)	1,145,300	1,876
Costco Wholesale Corp.	1,088,600	90,702
Drogasil SA	517,382	3,602
Shoprite Holdings Ltd.	217,600	3,671
Tesco PLC	1,607,000	10,070
Wal-Mart Stores, Inc.	1,044,300	62,407
Whole Foods Market, Inc.	330,800	23,017
		195,345
Food Products - 1.1%
General Mills, Inc.	816,900	33,011
Kraft Foods, Inc. Class A	896,800	33,504
Mead Johnson Nutrition Co. Class A	323,800	22,255
Orion Corp.	5,138	2,998
Tingyi (Cayman Islands) Holding Corp.	5,002,000	15,199
TreeHouse Foods, Inc. (a)	832,693	54,441
Unilever PLC sponsored ADR	94,400	3,164
Want Want China Holdings Ltd.	26,525,000	26,468
		191,040
Household Products - 1.7%
Colgate-Palmolive Co.	2,713,900	250,737
Kimberly-Clark Corp.	491,700	36,169
Procter & Gamble Co.	6,867	458
Unicharm Corp.	84,300	4,157
		291,521
Personal Products - 1.0%
Estee Lauder Companies, Inc. Class A	1,475,300	165,706
Hengan International Group Co. Ltd.	184,000	1,721
		167,427
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Tobacco - 0.2%
Philip Morris International, Inc.	423,339	$ 33,224
Swedish Match Co.	49,600	1,761
		34,985
TOTAL CONSUMER STAPLES		1,384,422
ENERGY - 8.1%
Energy Equipment & Services - 0.8%
Carbo Ceramics, Inc.	23,800	2,935
FMC Technologies, Inc. (a)	224,500	11,726
Schlumberger Ltd.	1,741,500	118,962
Weatherford International Ltd. (a)	72,848	1,066
		134,689
Oil, Gas & Consumable Fuels - 7.3%
Anadarko Petroleum Corp.	2,786,200	212,671
Apache Corp.	170,261	15,422
Baytex Energy Corp. (d)	29,600	1,656
BG Group PLC	490,139	10,479
Birchcliff Energy Ltd. (a)	1,086,100	14,504
Cabot Oil & Gas Corp.	211,000	16,015
Canadian Natural Resources Ltd.	881,000	33,003
Celtic Exploration Ltd. (a)	143,100	3,214
Concho Resources, Inc. (a)	1,177,600	110,400
Concho Resources, Inc. (a)	123,780	11,604
Continental Resources, Inc. (a)(d)	1,039,800	69,365
Enterprise Products Partners LP	266,300	12,351
EOG Resources, Inc.	564,800	55,638
GoviEx Uranium, Inc. (a)(h)	3,477,000	8,693
Gran Tierra Energy, Inc. (Canada) (a)	156,200	755
Ivanhoe Energy, Inc. (f)	772,500	850
Kosmos Energy Ltd.	677,200	8,302
Noble Energy, Inc.	3,848,200	363,232
Oasis Petroleum, Inc. (a)	133,852	3,894
Occidental Petroleum Corp.	1,990,900	186,547
OGX Petroleo e Gas Participacoes SA (a)	188,200	1,376
Painted Pony Petroleum Ltd. (a)(f)	116,500	1,281
Painted Pony Petroleum Ltd. Class A (a)	648,231	7,129
Plains Exploration & Production Co. (a)	158,100	5,805
QEP Resources, Inc.	261,900	7,674
Range Resources Corp.	68,600	4,249
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Skope Energy, Inc. (f)	784,000	$ 1,193
Southwestern Energy Co. (a)	36,300	1,159
Spectra Energy Corp.	60,200	1,851
Tourmaline Oil Corp. (a)	1,200,300	31,386
Tourmaline Oil Corp. (f)	303,400	7,934
TransAtlantic Petroleum Ltd. (a)(f)	325,400	435
Tullow Oil PLC	912,900	19,879
Ultrapar Participacoes SA	470,500	8,083
Williams Companies, Inc.	282,500	9,328
World Fuel Services Corp.	180,100	7,561
		1,254,918
TOTAL ENERGY		1,389,607
FINANCIALS - 7.2%
Capital Markets - 0.4%
BlackRock, Inc. Class A	106,000	18,893
Morgan Stanley	139,800	2,115
State Street Corp.	1,073,800	43,285
		64,293
Commercial Banks - 2.0%
Banco do Brasil SA	229,300	2,917
Bank of Ireland (a)	325,926,928	35,016
First Republic Bank	156,000	4,775
HDFC Bank Ltd. sponsored ADR	103,200	2,712
Itau Unibanco Banco Multiplo SA sponsored ADR	1,453,200	26,971
PT Bank Central Asia Tbk	5,352,000	4,722
Standard Chartered PLC (United Kingdom)	263,664	5,770
Wells Fargo & Co.	9,437,785	260,105
		342,988
Consumer Finance - 0.0%
American Express Co.	32,300	1,524
Credit Acceptance Corp. (a)	42,900	3,530
		5,054
Diversified Financial Services - 0.5%
Citigroup, Inc.	1,896,470	49,896
JPMorgan Chase & Co.	1,150,514	38,255
		88,151
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - 4.0%
ACE Ltd.	941,900	$ 66,046
Admiral Group PLC	1,149,100	15,206
AIA Group Ltd.	7,278,200	22,725
Berkshire Hathaway, Inc. Class A (a)	3,921	449,954
Fairfax Financial Holdings Ltd. (sub. vtg.)	34,700	14,890
The Chubb Corp.	1,398,000	96,770
The Travelers Companies, Inc.	310,400	18,366
		683,957
Real Estate Management & Development - 0.2%
BR Malls Participacoes SA	3,897,650	37,905
Thrifts & Mortgage Finance - 0.1%
BankUnited, Inc.	355,700	7,822
TOTAL FINANCIALS		1,230,170
HEALTH CARE - 10.2%
Biotechnology - 3.3%
Affymax, Inc. (a)	233,400	1,543
Alexion Pharmaceuticals, Inc. (a)	1,239,200	88,603
Amgen, Inc.	600,342	38,548
Anthera Pharmaceuticals, Inc. (a)	60,400	371
ARIAD Pharmaceuticals, Inc. (a)	2,535,472	31,060
ArQule, Inc. (a)	934,336	5,270
AVEO Pharmaceuticals, Inc. (a)	240,900	4,143
Biogen Idec, Inc. (a)	1,815,400	199,785
BioMarin Pharmaceutical, Inc. (a)	131,900	4,535
Celgene Corp. (a)	705,600	47,699
Cepheid, Inc. (a)	50,800	1,748
Clovis Oncology, Inc. (d)	187,000	2,635
Gilead Sciences, Inc. (a)	3,168,800	129,699
Medivation, Inc. (a)	163,020	7,517
Pharmacyclics, Inc. (a)	112,100	1,661
Puma Biotechnology, Inc. unit (h)	422,223	1,583
RXi Pharmaceuticals Corp. warrants 2/4/15 (a)	228,571	36
Theravance, Inc. (a)	26,514	586
		567,022
Health Care Equipment & Supplies - 0.6%
C. R. Bard, Inc.	24,399	2,086
Covidien PLC	36,200	1,629
DENTSPLY International, Inc.	104,643	3,661
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Edwards Lifesciences Corp. (a)	46,897	$ 3,316
High Power Exploration	58,562	94
Hill-Rom Holdings, Inc.	474,019	15,970
Intuitive Surgical, Inc. (a)	161,800	74,915
Mako Surgical Corp. (a)	18,300	461
superDimension Ltd. warrants 6/16/20 (a)(h)	1,656	0
Varian Medical Systems, Inc. (a)	56,800	3,813
		105,945
Health Care Providers & Services - 1.2%
Aetna, Inc.	15,400	650
AmerisourceBergen Corp.	464,900	17,290
Cardinal Health, Inc.	263,800	10,713
Centene Corp. (a)	93,900	3,718
CIGNA Corp.	528,300	22,189
HMS Holdings Corp. (a)	350,300	11,203
Humana, Inc.	314,100	27,518
McKesson Corp.	206,700	16,104
UnitedHealth Group, Inc.	1,611,100	81,651
Universal Health Services, Inc. Class B	109,900	4,271
WellPoint, Inc.	48,400	3,207
		198,514
Health Care Technology - 0.6%
athenahealth, Inc. (a)	211,200	10,374
Cerner Corp. (a)	1,182,346	72,419
Quality Systems, Inc.	540,078	19,977
		102,770
Life Sciences Tools & Services - 1.1%
Agilent Technologies, Inc. (a)	202,100	7,059
Fluidigm Corp. (h)	112,607	1,482
Mettler-Toledo International, Inc. (a)	748,400	110,546
Waters Corp. (a)	894,200	66,216
		185,303
Pharmaceuticals - 3.4%
Abbott Laboratories	2,448,028	137,653
Allergan, Inc.	433,700	38,053
Bayer AG	608,605	38,916
Bristol-Myers Squibb Co.	1,465,200	51,634
Eli Lilly & Co.	255,200	10,606
Forest Laboratories, Inc. (a)	56,200	1,701
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
MAP Pharmaceuticals, Inc. (a)	599,800	$ 7,899
Merck & Co., Inc.	317,100	11,955
Novartis AG sponsored ADR (d)	176,300	10,079
Novo Nordisk A/S Series B	772,620	88,770
Perrigo Co.	717,400	69,803
Piramal Healthcare Ltd.	7,377	53
Questcor Pharmaceuticals, Inc. (a)	250,000	10,395
Shire PLC	1,535,100	53,356
Valeant Pharmaceuticals International, Inc. (Canada)	415,806	19,459
ViroPharma, Inc. (a)	88,600	2,427
Watson Pharmaceuticals, Inc. (a)	373,600	22,543
		575,302
TOTAL HEALTH CARE		1,734,856
INDUSTRIALS - 4.9%
Aerospace & Defense - 0.1%
AeroVironment, Inc. (a)	167,000	5,255
Precision Castparts Corp.	65,200	10,744
		15,999
Air Freight & Logistics - 0.5%
C.H. Robinson Worldwide, Inc.	1,024,072	71,460
United Parcel Service, Inc. Class B	95,400	6,982
XPO Logistics, Inc. (a)	13,585	168
		78,610
Airlines - 0.0%
Ryanair Holdings PLC sponsored ADR (a)	4,900	137
Commercial Services & Supplies - 0.6%
Aggreko PLC	557,612	17,468
Edenred	328,900	8,097
Stericycle, Inc. (a)	693,015	54,000
Swisher Hygiene, Inc.	1,395,310	5,218
Waste Connections, Inc.	571,500	18,940
		103,723
Electrical Equipment - 0.4%
Cooper Industries PLC Class A	115,245	6,241
Polypore International, Inc. (a)	240,063	10,560
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Electrical Equipment - continued
Roper Industries, Inc.	484,800	$ 42,115
Sensata Technologies Holding BV (a)	126,000	3,311
		62,227
Industrial Conglomerates - 0.9%
Danaher Corp.	3,233,654	152,111
Machinery - 0.2%
Cummins, Inc.	57,000	5,017
Deere & Co.	17,700	1,369
Donaldson Co., Inc.	25,400	1,729
Nordson Corp.	434,100	17,876
Westport Innovations, Inc. (a)(d)	228,700	7,602
		33,593
Marine - 0.0%
Kirby Corp. (a)	26,700	1,758
Professional Services - 0.4%
Experian PLC	1,509,300	20,523
IHS, Inc. Class A (a)	360,702	31,078
Nielsen Holdings B.V. (a)	420,500	12,485
Qualicorp SA	736,000	6,617
		70,703
Road & Rail - 1.3%
Canadian National Railway Co.	965,700	76,002
Canadian Pacific (d)	26,800	1,816
CSX Corp.	2,222,000	46,795
Localiza Rent A Car SA	449,600	6,177
Norfolk Southern Corp.	24,500	1,785
Union Pacific Corp.	924,200	97,910
		230,485
Trading Companies & Distributors - 0.5%
Air Lease Corp.:
Class A (a)(f)	320,800	7,606
Class A (d)	435,578	10,328
Fastenal Co. (d)	217,000	9,463
Mills Estruturas e Servicos de Engenharia SA	252,000	2,394
Noble Group Ltd.	1,863,000	1,623
W.W. Grainger, Inc.	333,000	62,334
		93,748
TOTAL INDUSTRIALS		843,094
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - 28.0%
Communications Equipment - 1.4%
Acme Packet, Inc. (a)	216,500	$ 6,692
Aruba Networks, Inc. (a)	719,649	13,328
Cisco Systems, Inc.	200,500	3,625
F5 Networks, Inc. (a)	110,200	11,694
Motorola Solutions, Inc.	497,700	23,039
QUALCOMM, Inc.	3,097,251	169,420
Riverbed Technology, Inc. (a)	828,000	19,458
		247,256
Computers & Peripherals - 8.1%
Apple, Inc. (a)	3,179,446	1,287,668
Dell, Inc. (a)	2,256,000	33,005
EMC Corp. (a)	2,550,600	54,940
Imagination Technologies Group PLC (a)	52,100	444
		1,376,057
Electronic Equipment & Components - 0.7%
Amphenol Corp. Class A	2,359,740	107,109
IPG Photonics Corp. (a)	126,086	4,271
National Instruments Corp.	216,200	5,610
Trimble Navigation Ltd. (a)	16,700	725
		117,715
Internet Software & Services - 7.4%
Akamai Technologies, Inc. (a)	100,000	3,228
Baidu.com, Inc. sponsored ADR (a)	316,500	36,863
Bankrate, Inc. (d)	326,800	7,026
Constant Contact, Inc. (a)(d)	405,700	9,416
eBay, Inc. (a)	3,581,361	108,623
Facebook, Inc. Class B (h)	763,842	19,096
Google, Inc. Class A (a)	1,502,305	970,339
GREE, Inc.	52,000	1,792
LinkedIn Corp. (a)(d)	179,100	11,285
LogMeIn, Inc. (a)	276,300	10,651
MercadoLibre, Inc.	359,600	28,603
Qihoo 360 Technology Co. Ltd. ADR (d)	89,200	1,400
SPS Commerce, Inc. (a)(e)	1,000,000	25,950
Stamps.com, Inc. (d)	613,600	16,033
Tencent Holdings Ltd.	295,400	5,937
		1,256,242
IT Services - 4.4%
Accenture PLC Class A	3,114,400	165,780
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
Alliance Data Systems Corp. (a)(d)	369,230	$ 38,341
CACI International, Inc. Class A (a)	135,000	7,549
Cognizant Technology Solutions Corp. Class A (a)	1,079,700	69,436
Fidelity National Information Services, Inc.	399,897	10,633
Fiserv, Inc. (a)	266,381	15,647
International Business Machines Corp.	377,000	69,323
MasterCard, Inc. Class A	429,300	160,052
ServiceSource International, Inc. (d)	277,000	4,346
Visa, Inc. Class A	2,137,000	216,970
		758,077
Semiconductors & Semiconductor Equipment - 2.2%
Altera Corp.	1,481,900	54,978
Analog Devices, Inc.	259,100	9,271
ARM Holdings PLC sponsored ADR	3,905,500	108,065
ASML Holding NV	608,400	25,425
Avago Technologies Ltd.	1,405,000	40,548
Cymer, Inc. (a)	13,400	667
Intel Corp.	391,200	9,487
KLA-Tencor Corp.	111,500	5,380
Samsung Electronics Co. Ltd.	113,028	102,907
Skyworks Solutions, Inc. (a)	1,444,576	23,431
		380,159
Software - 3.8%
Activision Blizzard, Inc.	899,700	11,084
ANSYS, Inc. (a)	214,330	12,277
BroadSoft, Inc. (a)	28,000	846
Check Point Software Technologies Ltd. (a)	1,957,200	102,831
Citrix Systems, Inc. (a)	1,216,700	73,878
CommVault Systems, Inc. (a)	92,375	3,946
Concur Technologies, Inc. (a)	35,700	1,813
Descartes Systems Group, Inc. (a)	121,000	870
Fortinet, Inc. (a)	699,500	15,256
Informatica Corp. (a)	1,278,579	47,218
Intuit, Inc.	1,244,100	65,427
Jive Software, Inc.	274,800	4,397
NetSuite, Inc. (a)(d)	238,200	9,659
Nexon Co. Ltd.	403,100	5,798
Nuance Communications, Inc. (a)	216,900	5,457
Oracle Corp.	2,959,450	75,910
QLIK Technologies, Inc. (a)	228,400	5,527
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Red Hat, Inc. (a)	669,500	$ 27,644
salesforce.com, Inc. (a)	792,500	80,407
SAP AG sponsored ADR	174,900	9,261
SolarWinds, Inc. (a)	559,474	15,637
Solera Holdings, Inc.	279,500	12,449
Take-Two Interactive Software, Inc. (a)	109,400	1,482
TIBCO Software, Inc. (a)	342,000	8,177
Trion World Network, Inc. warrants 8/10/17 (a)(h)	18,952	0*
Ultimate Software Group, Inc. (a)	61,930	4,033
VMware, Inc. Class A (a)	354,500	29,491
Workday, Inc. (a)(h)	284,512	6,971
Zynga, Inc.	144,500	1,360
Zynga, Inc. Class B (h)	1,265,654	10,719
		649,825
TOTAL INFORMATION TECHNOLOGY		4,785,331
MATERIALS - 5.1%
Chemicals - 0.4%
CVR Partners LP	54,000	1,340
Ecolab, Inc.	472,700	27,327
Filtrona PLC	554,100	3,274
Monsanto Co.	254,500	17,833
PPG Industries, Inc.	98,000	8,182
Praxair, Inc.	39,500	4,223
Sherwin-Williams Co.	39,600	3,535
Sigma Aldrich Corp.	26,800	1,674
		67,388
Containers & Packaging - 0.1%
Ball Corp.	130,700	4,667
Lock & Lock Co. Ltd.	18,160	599
Silgan Holdings, Inc.	148,892	5,753
		11,019
Metals & Mining - 4.6%
Alacer Gold Corp. (a)	839,800	8,650
Alamos Gold, Inc.	11,600	200
Allied Nevada Gold Corp. (Canada) (a)	370,300	11,254
Altius Minerals Corp. (a)	23,100	245
AngloGold Ashanti Ltd. sponsored ADR	792,200	33,629
Aurizon Mines Ltd. (a)	446,900	2,194
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Avion Gold Corp. (a)	8,319,200	$ 13,234
B2Gold Corp. (a)	6,288,500	19,142
B2Gold Corp. (a)(f)	660,000	2,009
Barrick Gold Corp.	63,300	2,869
Chesapeake Gold Corp. (a)	1,900	19
Dalradian Resources, Inc. (a)	883,300	1,648
Eldorado Gold Corp.	6,273,103	86,360
Extorre Gold Mines Ltd. (a)	615,500	4,551
Extorre Gold Mines Ltd. (f)	128,900	953
Franco-Nevada Corp.	2,605,100	99,200
Franco-Nevada Corp. warrants 6/16/17 (a)(f)	62,150	348
Freeport-McMoRan Copper & Gold, Inc.	389,800	14,341
Gabriel Resources Ltd. (a)	645,900	3,983
Goldcorp, Inc.	3,008,601	133,561
Ivanhoe Mines Ltd. (a)	4,038,355	71,734
Kinross Gold Corp. warrants 9/17/14 (a)	132,322	188
Kirkland Lake Gold, Inc. (a)	150,000	2,271
Medusa Mining Ltd.	2,626,729	11,954
New Gold, Inc. (a)	3,643,100	36,774
Newcrest Mining Ltd.	4,197,520	127,061
Newmont Mining Corp.	437,400	26,248
Novagold Resources, Inc. (a)	371,200	3,164
Osisko Mining Corp. (a)	266,900	2,579
Pilot Gold, Inc. (a)	4,475	6
Pretium Resources, Inc.	432,600	5,314
Randgold Resources Ltd. sponsored ADR	164,022	16,747
Royal Gold, Inc.	357,400	24,099
Sable Mining Africa Ltd. (a)	38,756,373	6,697
Tahoe Resources, Inc. (a)	108,600	1,885
Tahoe Resources, Inc. (a)(f)	1,074,200	18,649
		793,760
TOTAL MATERIALS		872,167
TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 0.2%
Nippon Telegraph & Telephone Corp. sponsored ADR	477,200	12,087
Telefonica Brasil SA sponsored ADR	658,675	18,002
		30,089
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.8%
American Tower Corp. Class A	1,762,500	$ 105,768
Millicom International Cellular SA (depositary receipt)	114,300	11,453
TIM Participacoes SA sponsored ADR	596,419	15,388
Vodafone Group PLC sponsored ADR	59,900	1,679
		134,288
TOTAL TELECOMMUNICATION SERVICES		164,377
UTILITIES - 0.2%
Gas Utilities - 0.1%
ONEOK, Inc.	234,600	20,337
Multi-Utilities - 0.1%
YTL Corp. Bhd	10,744,450	5,016
Water Utilities - 0.0%
Heckmann Corp. (a)	287,900	1,915
TOTAL UTILITIES		27,268
TOTAL COMMON STOCKS (Cost $12,535,218)		16,027,649
Preferred Stocks - 0.3%

Convertible Preferred Stocks - 0.3%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Glam Media, Inc. Series M-1:
8.00%	165,368	845
8.00%	11,811	60
8.00%	11,811	60
		965
HEALTH CARE - 0.3%
Biotechnology - 0.0%
Light Sciences Oncology, Inc. (a)(h)	463,700	0
Light Sciences Oncology, Inc. Series B (a)(h)	1,792,115	0
		0
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
HEALTH CARE - continued
Health Care Equipment & Supplies - 0.0%
superDimension Ltd.:
Series D, 6.00% (a)(h)	91,600	$ 1,963
Series E, 6.00% (h)	6,622	142
		2,105
Pharmaceuticals - 0.3%
Agios Pharmaceuticals, Inc. Series C (h)	3,363,446	16,518
Kythera Biopharmaceuticals, Inc. (h)	3,803,655	20,000
		36,518
TOTAL HEALTH CARE		38,623
INFORMATION TECHNOLOGY - 0.0%
Internet Software & Services - 0.0%
Digg, Inc. Series C, 8.00% (a)(h)	64,821	159
Software - 0.0%
Trion World Network, Inc.:
Series C, 8.00% (a)(h)	602,295	2,578
Series C-1, 8.00% (a)(h)	47,380	203
		2,781
TOTAL INFORMATION TECHNOLOGY		2,940
TOTAL CONVERTIBLE PREFERRED STOCKS		42,528
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Volkswagen AG	11,534	1,728
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Light Sciences Oncology, Inc. Series D	452,439	160
TOTAL NONCONVERTIBLE PREFERRED STOCKS		1,888
TOTAL PREFERRED STOCKS (Cost $69,612)		44,416
Corporate Bonds - 0.1%
	Principal Amount (000s)	Value (000s)
Convertible Bonds - 0.1%
MATERIALS - 0.1%
Metals & Mining - 0.1%
Ivanplats Ltd. 8% 11/10/14 pay-in-kind (h)	$ 9,422	$ 9,422
Nonconvertible Bonds - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Glam Media, Inc.:
9% 11/18/13	362	362
9% 11/18/13	26	26
9% 11/18/13	26	26
		414
Specialty Retail - 0.0%
J. Crew Group, Inc. 8.125% 3/1/19	1,849	1,766
TOTAL CONSUMER DISCRETIONARY		2,180
TOTAL CORPORATE BONDS (Cost $11,529)		11,602
Money Market Funds - 6.9%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	1,036,052,966	1,036,053
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	150,363,179	150,363
TOTAL MONEY MARKET FUNDS (Cost $1,186,416)		1,186,416
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $13,802,775)		17,270,083
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(210,022)
NET ASSETS - 100%		$ 17,060,061
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $51,291,000 or 0.3% of net assets.

(g) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes which is owned by the Fund.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $144,609,000 or 0.8% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Agios Pharmaceuticals, Inc. Series C	11/16/11	$ 16,518
Digg, Inc. Series C, 8.00%	9/23/08	$ 683
Facebook, Inc. Class B	3/31/11 - 5/19/11	$ 19,101
Fluidigm Corp.	10/9/07 - 1/6/11	$ 1,992
GoviEx Uranium, Inc.	9/28/07 - 4/6/10	$ 7,499
Groupon, Inc.	12/17/10	$ 17,048
Ivanplats Ltd. 8% 11/10/14 pay-in-kind	11/10/11	$ 9,422
Kythera Biopharmaceuticals, Inc.	8/30/11	$ 20,000
Legend Pictures LLC	9/23/10	$ 4,150
Light Sciences Oncology, Inc.	7/9/08	$ 3,881
Light Sciences Oncology, Inc. Series B	4/4/07	$ 15,000
Puma Biotechnology, Inc. unit	10/4/11	$ 1,583
Security	Acquisition Date	Acquisition Cost (000s)
superDimension Ltd.: warrants 6/16/20	6/15/10	$ 0
Series D, 6.00%	2/27/08 - 5/22/08	$ 1,963
Series E, 6.00%	6/15/10	$ 142
Trion World Network, Inc.: warrants 8/10/17	8/10/10	$ 0*
Series C, 8.00%	8/22/08	$ 3,307
Series C-1, 8.00%	8/10/10	$ 260
Weinstein Co. Holdings LLC Class A-1	10/19/05	$ 2,267
Workday, Inc.	10/13/11	$ 3,773
Zynga, Inc. Class B	2/18/11	$ 17,756
* Amount represents less than $1,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 1,538
Fidelity Securities Lending Cash Central Fund	1,484
Total	$ 3,022
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
NVE Corp.	$ -	$ 24,402	$ 22,062	$ -	$ -
Sable Mining Africa Ltd.	26,460	-	10,029	-	-
SPS Commerce, Inc.	-	22,924	-	-	25,950
Total	$ 26,460	$ 47,326	$ 32,091	$ -	$ 25,950
Other Information

The following is a summary of the inputs used, as of December 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 3,599,050	$ 3,552,472	$ 40,081	$ 6,497
Consumer Staples	1,384,422	1,384,422	-	-
Energy	1,389,607	1,380,914	-	8,693
Financials	1,230,170	1,195,154	35,016	-
Health Care	1,773,639	1,591,017	142,162	40,460
Industrials	843,094	843,094	-	-
Information Technology	4,788,271	4,748,545	10,719	29,007
Materials	872,167	872,167	-	-
Telecommunication Services	164,377	164,377	-	-
Utilities	27,268	27,268	-	-
Corporate Bonds	11,602	-	1,766	9,836
Money Market Funds	1,186,416	1,186,416	-	-
Total Investments in Securities:	$ 17,270,083	$ 16,945,846	$ 229,744	$ 94,493
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 39,538
Total Realized Gain (Loss)	(47)
Total Unrealized Gain (Loss)	(9,323)
Cost of Purchases	81,088
Proceeds of Sales	(10,935)
Amortization/Accretion	-
Transfers in to Level 3	748
Transfers out of Level 3	(6,576)
Ending Balance	$ 94,493
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2011	$ (10,013)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	84.4%
Canada	5.2%
United Kingdom	1.3%
Ireland	1.2%
Others (Individually Less Than 1%)	7.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	December 31, 2011

Assets
Investment in securities, at value (including securities loaned of $145,498) - See accompanying schedule: Unaffiliated issuers (cost $12,593,435)	$ 16,057,717
Fidelity Central Funds (cost $1,186,416)	1,186,416
Other affiliated issuers (cost $22,924)	25,950
Total Investments (cost $13,802,775)		$ 17,270,083
Cash		249
Foreign currency held at value (cost $1)		1
Receivable for investments sold Regular delivery		6,004
Delayed delivery		102
Receivable for fund shares sold		25,353
Dividends receivable		12,651
Interest receivable		260
Distributions receivable from Fidelity Central Funds		206
Prepaid expenses		52
Other receivables		490
Total assets		17,315,451

Liabilities
Payable for investments purchased	$ 46,166
Payable for fund shares redeemed	43,384
Accrued management fee	8,102
Distribution and service plan fees payable	3,934
Other affiliated payables	3,094
Other payables and accrued expenses	347
Collateral on securities loaned, at value	150,363
Total liabilities		255,390

Net Assets		$ 17,060,061
Net Assets consist of:
Paid in capital		$ 14,832,580
Accumulated net investment loss		(22,699)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,217,121)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,467,301
Net Assets		$ 17,060,061

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	December 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($5,809,165 ÷ 294,572 shares)	$ 19.72

Maximum offering price per share (100/94.25 of $19.72)	$ 20.92
Class T: Net Asset Value and redemption price per share ($1,639,505 ÷ 84,258 shares)	$ 19.46

Maximum offering price per share (100/96.50 of $19.46)	$ 20.17
Class B: Net Asset Value and offering price per share ($309,476 ÷ 16,635 shares)A	$ 18.60

Class C: Net Asset Value and offering price per share ($2,133,095 ÷ 114,076 shares)A	$ 18.70

Institutional Class: Net Asset Value, offering price and redemption price per share ($7,168,820 ÷ 359,201 shares)	$ 19.96

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended December 31, 2011

Investment Income
Dividends		$ 139,705
Interest		125
Income from Fidelity Central Funds		3,022
Total income		142,852

Expenses
Management fee Basic fee	$ 94,927
Performance adjustment	6,124
Transfer agent fees	35,664
Distribution and service plan fees	49,388
Accounting and security lending fees	1,610
Custodian fees and expenses	733
Independent trustees' compensation	96
Registration fees	472
Audit	108
Legal	56
Miscellaneous	151
Total expenses before reductions	189,329
Expense reductions	(882)	188,447
Net investment income (loss)		(45,595)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	612,537
Other affiliated issuers	(4,376)
Foreign currency transactions	(1,875)
Total net realized gain (loss)		606,286
Change in net unrealized appreciation (depreciation) on: Investment securities	(772,127)
Assets and liabilities in foreign currencies	(94)
Total change in net unrealized appreciation (depreciation)		(772,221)
Net gain (loss)		(165,935)
Net increase (decrease) in net assets resulting from operations		$ (211,530)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (45,595)	$ (46,327)
Net realized gain (loss)	606,286	30,271
Change in net unrealized appreciation (depreciation)	(772,221)	2,071,680
Net increase (decrease) in net assets resulting from operations	(211,530)	2,055,624
Distributions to shareholders from net realized gain	(24,043)	(40,949)
Share transactions - net increase (decrease)	1,490,230	1,543,873
Total increase (decrease) in net assets	1,254,657	3,558,548

Net Assets
Beginning of period	15,805,404	12,246,856
End of period (including accumulated net investment loss of $22,699 and accumulated net investment loss of $108, respectively)	$ 17,060,061	$ 15,805,404

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 19.96	$ 17.24	$ 13.36	$ 21.65	$ 18.37
Income from Investment Operations
Net investment income (loss) C	(.05)	(.05)	-I	.05	.08
Net realized and unrealized gain (loss)	(.15)	2.81	3.89	(8.22)	3.65
Total from investment operations	(.20)	2.76	3.89	(8.17)	3.73
Distributions from net investment income	-	-	-	- I	(.06)
Distributions from net realized gain	(.04)	(.04)	(.01)	(.12)	(.39)
Total distributions	(.04)	(.04)	(.01)	(.12)	(.45)
Net asset value, end of period	$ 19.72	$ 19.96	$ 17.24	$ 13.36	$ 21.65
Total ReturnA,B	(1.04)%	16.07%	29.12%	(37.92)%	20.26%
Ratios to Average Net Assets D,G
Expenses before reductions	1.08%	1.14%	1.19%	1.10%	1.09%
Expenses net of fee waivers, if any	1.08%	1.14%	1.19%	1.10%	1.09%
Expenses net of all reductions	1.07%	1.13%	1.18%	1.10%	1.08%
Net investment income (loss)	(.23)%	(.28)%	-%F	.26%	.42%
Supplemental Data
Net assets, end of period (in millions)	$ 5,809	$ 5,603	$ 4,265	$ 2,614	$ 2,630
Portfolio turnover rate E	58%	47%H	58%	74%	57%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The portfolio turnover rate does not include the assets acquired in the merger.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 19.74	$ 17.08	$ 13.26	$ 21.56	$ 18.29
Income from Investment Operations
Net investment income (loss) C	(.10)	(.09)	(.04)	- H	.04
Net realized and unrealized gain (loss)	(.14)	2.78	3.86	(8.18)	3.62
Total from investment operations	(.24)	2.69	3.82	(8.18)	3.66
Distributions from net realized gain	(.04)	(.03)	-	(.12)	(.39)
Net asset value, end of period	$ 19.46	$ 19.74	$ 17.08	$ 13.26	$ 21.56
Total Return A,B	(1.25)%	15.81%	28.81%	(38.13)%	20.00%
Ratios to Average Net Assets D,F
Expenses before reductions	1.32%	1.38%	1.45%	1.34%	1.31%
Expenses net of fee waivers, if any	1.32%	1.38%	1.45%	1.34%	1.31%
Expenses net of all reductions	1.32%	1.38%	1.44%	1.34%	1.31%
Net investment income (loss)	(.48)%	(.52)%	(.25)%	.02%	.19%
Supplemental Data
Net assets, end of period (in millions)	$ 1,640	$ 1,756	$ 1,557	$ 1,254	$ 2,185
Portfolio turnover rate E	58%	47% G	58%	74%	57%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 18.95	$ 16.49	$ 12.88	$ 21.04	$ 17.97
Income from Investment Operations
Net investment income (loss) C	(.20)	(.19)	(.11)	(.10)	(.08)
Net realized and unrealized gain (loss)	(.15)	2.68	3.72	(7.94)	3.54
Total from investment operations	(.35)	2.49	3.61	(8.04)	3.46
Distributions from net realized gain	-	(.03)	-	(.12)	(.39)
Net asset value, end of period	$ 18.60	$ 18.95	$ 16.49	$ 12.88	$ 21.04
Total Return A,B	(1.85)%	15.14%	28.03%	(38.41)%	19.24%
Ratios to Average Net Assets D,F
Expenses before reductions	1.89%	1.96%	2.01%	1.91%	1.89%
Expenses net of fee waivers, if any	1.89%	1.96%	2.00%	1.91%	1.89%
Expenses net of all reductions	1.89%	1.95%	1.99%	1.91%	1.89%
Net investment income (loss)	(1.05)%	(1.10)%	(.81)%	(.55)%	(.39)%
Supplemental Data
Net assets, end of period (in millions)	$ 309	$ 410	$ 401	$ 313	$ 489
Portfolio turnover rate E	58%	47% G	58%	74%	57%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 19.03	$ 16.55	$ 12.92	$ 21.10	$ 18.00
Income from Investment Operations
Net investment income (loss) C	(.19)	(.17)	(.11)	(.09)	(.06)
Net realized and unrealized gain (loss)	(.14)	2.68	3.74	(7.97)	3.55
Total from investment operations	(.33)	2.51	3.63	(8.06)	3.49
Distributions from net realized gain	-	(.03)	-	(.12)	(.39)
Net asset value, end of period	$ 18.70	$ 19.03	$ 16.55	$ 12.92	$ 21.10
Total Return A,B	(1.73)%	15.21%	28.10%	(38.39)%	19.37%
Ratios to Average Net Assets D,F
Expenses before reductions	1.83%	1.88%	1.95%	1.85%	1.82%
Expenses net of fee waivers, if any	1.83%	1.88%	1.95%	1.85%	1.82%
Expenses net of all reductions	1.82%	1.88%	1.94%	1.85%	1.82%
Net investment income (loss)	(.98)%	(1.02)%	(.76)%	(.49)%	(.32)%
Supplemental Data
Net assets, end of period (in millions)	$ 2,133	$ 2,138	$ 1,799	$ 1,355	$ 1,879
Portfolio turnover rate E	58%	47% G	58%	74%	57%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 20.14	$ 17.39	$ 13.49	$ 21.84	$ 18.52
Income from Investment Operations
Net investment income (loss) B	.01	(.01)	.03	.09	.14
Net realized and unrealized gain (loss)	(.15)	2.85	3.93	(8.30)	3.67
Total from investment operations	(.14)	2.84	3.96	(8.21)	3.81
Distributions from net investment income	-	-	(.02)	(.02)	(.10)
Distributions from net realized gain	(.04)	(.09)	(.04)	(.12)	(.39)
Total distributions	(.04)	(.09)	(.06)	(.14)	(.49)
Net asset value, end of period	$ 19.96	$ 20.14	$ 17.39	$ 13.49	$ 21.84
Total Return A	(.73)%	16.34%	29.37%	(37.76)%	20.57%
Ratios to Average Net Assets C,E
Expenses before reductions	.81%	.89%	.96%	.86%	.81%
Expenses net of fee waivers, if any	.81%	.89%	.96%	.86%	.81%
Expenses net of all reductions	.81%	.89%	.95%	.85%	.81%
Net investment income (loss)	.03%	(.04)%	.24%	.50%	.69%
Supplemental Data
Net assets, end of period (in millions)	$ 7,169	$ 5,898	$ 4,225	$ 2,793	$ 2,309
Portfolio turnover rate D	58%	47% F	58%	74%	57%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2011

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor New Insights Fund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

3. Significant Accounting Policies - continued

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. As of December 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, contingent interest, partnerships, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 3,896,464
Gross unrealized depreciation	(565,518)
Net unrealized appreciation (depreciation) on securities and other investments	$ 3,330,946

Tax Cost	$ 13,939,137

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (979,826)
Net unrealized appreciation (depreciation)	$ 3,330,939

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2014	$ (29,794)
2015	(6,900)
2016	(34,661)
2017	(824,136)
2018	(113,112)
Total with expiration	$ (1,008,603)

Included in the $1,008,603 of the Fund's capital loss carryforwards are $36,694 of capital loss carryforwards that were acquired from the Fidelity Advisor Fifty Fund when it merged into the fund on December 17, 2010 of which $29,794 and $6,900 will expire in fiscal 2014 and 2015 respectively. Under the Internal Revenue Code, the losses acquired from Fidelity Advisor Fifty Fund that will be available to offset future capital gains of the Fund will be limited. As a result, at least $28,777 of the losses acquired from Fidelity Advisor Fifty Fund will expire unused.

The tax character of distributions paid was as follows:

	December 31, 2011	December 31, 2010
Ordinary Income	$ 24,043	$ 40,949

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed

Annual Report

4. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $11,029,408 and $9,259,209, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .59% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 14,884	$ 534
Class T	.25%	.25%	8,746	16
Class B	.75%	.25%	3,649	2,740
Class C	.75%	.25%	22,109	4,079
			$ 49,388	$ 7,369

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,384
Class T	201
Class B*	600
Class C*	222
$ 2,407

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets
Class A	$ 12,846.22
Class T	3,677.21
Class B	1,006.28
Class C	4,701.21
Institutional Class	13,434.20
	$ 35,664

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $184 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $50 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

8. Security Lending - continued

or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,484, including $13 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $875 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $7.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2011	2010
From net realized gain
Class A	$ 10,098	$ 11,131
Class T	3,142	3,007
Class B	-	728
Class C	-	3,267
Institutional Class	10,803	22,816
Total	$ 24,043	$ 40,949

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

Shares			Dollars
Years ended December 31,	2011	2010	2011	2010
Class A
Shares sold	90,043	91,786	$ 1,820,476	$ 1,651,137
Issued in exchange for shares of Fidelity Advisor Fifty Fund	-	1,092	-	21,706
Reinvestment of distributions	439	602	9,175	10,377
Shares redeemed	(76,699)	(60,094)	(1,538,413)	(1,062,739)
Net increase (decrease)	13,783	33,386	$ 291,238	$ 620,481
Class T
Shares sold	18,906	19,041	$ 377,982	$ 337,853
Issued in exchange for shares of Fidelity Advisor Fifty Fund	-	768	-	15,102
Reinvestment of distributions	139	171	2,869	2,799
Shares redeemed	(23,772)	(22,149)	(474,099)	(388,951)
Net increase (decrease)	(4,727)	(2,169)	$ (93,248)	$ (33,197)
Class B
Shares sold	510	2,821	$ 9,732	$ 47,070
Issued in exchange for shares of Fidelity Advisor Fifty Fund	-	262	-	4,955
Reinvestment of distributions	-	40	-	619
Shares redeemed	(5,503)	(5,808)	(105,005)	(98,796)
Net increase (decrease)	(4,993)	(2,685)	$ (95,273)	$ (46,152)
Class C
Shares sold	23,065	22,710	$ 444,337	$ 390,515
Issued in exchange for shares of Fidelity Advisor Fifty Fund	-	510	-	9,679
Reinvestment of distributions	-	162	-	2,521
Shares redeemed	(21,338)	(19,704)	(406,710)	(333,891)
Net increase (decrease)	1,727	3,678	$ 37,627	$ 68,824
Institutional Class
Shares sold	141,293	144,821	$ 2,863,246	$ 2,621,843
Issued in exchange for shares of Fidelity Advisor Fifty Fund	-	124	-	2,491
Reinvestment of distributions	404	957	8,538	17,962
Shares redeemed	(75,337)	(95,998)	(1,521,898)	(1,708,379)
Net increase (decrease)	66,360	49,904	$ 1,349,886	$ 933,917

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

13. Merger Information.

On December 17, 2010 the Fund acquired all of the assets and assumed all of the liabilities of the Fidelity Advisor Fifty Fund ("Target Fund") pursuant to an agreement and plan of reorganization approved by the Board of Trustees ("The Board") on July 14, 2010. The reorganization provides shareholders of the Target Fund access to a larger portfolio with the same investment objective and lower expenses. The acquisition was accomplished by an exchange of 1,092 Class A shares, 768 Class T shares, 262 Class B shares, 510 Class C shares, and 124 Institutional Class shares of the Fund, respectively, for 2,357 Class A shares, 1,682 Class T shares, 576 Class B shares, 1,133 Class C shares, and 262 Institutional Class shares then outstanding (valued at $9.21, $8.98, $8.61, $8.55 and $9.50 per share for Class A, Class T, Class B, Class C, and Institutional Class, respectively) of the Target Fund. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Fund's net assets, including securities of $53,669 unrealized appreciation of $7,533 and net other assets of $265, were combined with the Fund's net assets of $15,520,226 for total net assets after the acquisition of $15,574,160.

Pro forma results of operations of the combined entity for the entire year ended December 31, 2010, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$ (46,458)
Total net realized gain (loss)	36,573
Total change in net unrealized appreciation (depreciation)	2,073,492
Net increase (decrease) in net assets resulting from operations	$ 2,063,607

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Fund's accompanying Statement of Operations since December 17, 2010.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Contrafund and the Shareholders of Fidelity Advisor New Insights Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor New Insights Fund (a fund of Fidelity Contrafund) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor New Insights Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 15, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor New Insights Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor New Insights Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one- and three-year periods and the first quartile for the five-year period. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor New Insights Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2010 and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

ANIFI-UANN-0212
1.796411.108

Item 2. Code of Ethics

As of the end of the period, December 31, 2011, Fidelity Contrafund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Advisor New Insights Fund and Fidelity Contrafund (the "Funds"):

Services Billed by PwC

December 31, 2011 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor New Insights Fund	$70,000	$-	$9,000	$8,900
Fidelity Contrafund	$202,000	$-	$9,000	$29,400

December 31, 2010 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor New Insights Fund	$69,000	$-	$4,100	$9,400
Fidelity Contrafund	$217,000	$-	$4,100	$39,500

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by PwC

	December 31, 2011A	December 31, 2010A
Audit-Related Fees	$3,845,000	$2,505,000
Tax Fees	$-	$-
All Other Fees	$-	$510,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2011 A	December 31, 2010 A
PwC	$5,105,000	$5,065,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Contrafund

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 27, 2012
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	February 27, 2012